UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22519

First Trust Exchange-Traded AlphaDEX® Fund II
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded AlphaDEX® Fund II

Annual Report                                          December 31, 2017

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

First Trust Europe AlphaDEX® Fund (FEP)

First Trust Latin America AlphaDEX® Fund (FLN)

First Trust Brazil AlphaDEX® Fund (FBZ)

First Trust China AlphaDEX® Fund (FCA)

First Trust Japan AlphaDEX® Fund (FJP)

First Trust South Korea AlphaDEX® Fund (FKO)

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

First Trust Emerging Markets AlphaDEX® Fund (FEM)

First Trust Germany AlphaDEX® Fund (FGM)

First Trust Canada AlphaDEX® Fund (FCAN)

First Trust Australia AlphaDEX® Fund (FAUS)

First Trust United Kingdom AlphaDEX® Fund (FKU)

First Trust Taiwan AlphaDEX® Fund (FTW)

First Trust Hong Kong AlphaDEX® Fund (FHK)

First Trust Switzerland AlphaDEX® Fund (FSZ)

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

First Trust Eurozone AlphaDEX® ETF (FEUZ)

AlphaDEX® is a registered trademark of First Trust Portfolios L.P.

Table of Contents

First Trust Exchange-Traded AlphaDEX® Fund II

Annual Report

December 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund’s portfolio and presents data and analysis that provide insight into each Fund’s performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Exchange-Traded AlphaDEX® Fund II

Annual Letter from the Chairman and CEO

December 31, 2017

Dear Shareholders,

First Trust is pleased to provide you with the annual report for the First Trust Exchange-Traded AlphaDEX® Fund II which contains detailed information about your investment for the twelve months ended December 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

This was a very strong year for U.S. markets. The three major indices— the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq posted their best performance since 2013. And there was more good news for Wall Street:

• The S&P 500® achieved something it had not previously, finishing 2017 with 12 months of gains;

• The Dow Jones realized a milestone as well, closing above 24,000 for the first time ever on November 30; and

• The Nasdaq set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).

World markets were also strong in 2017. According to the MSCI AC World Index, which captures all sources of equity returns in 23 developed and 24 emerging markets, world stocks rose every month in 2017. The value of public companies on global stock markets grew by $12.4 trillion during the year.

In 2017, stocks benefitted from increased global demand, growth in corporate profits (especially technology stocks) and an accommodative Federal Reserve. The housing market in the United States continues to grow due to a strong job market, low interest rates and tight inventory. As the year came to a close, President Trump signed the tax reform package, called the “Tax Cuts and Jobs Act,” which was seen as a promise kept by then-candidate Trump to accomplish sweeping reform. It is hoped this tax reform will boost economic activity to greater highs.

At First Trust, we are optimistic about the U.S. economy. We also continue to believe, that you should invest for the long term and be prepared for market volatility, which can happen at any time. How can you do this? By keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan through your investment. We value our relationship with you and will report on your investment again in six months.

Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview

First Trust Exchange-Traded AlphaDEX® Fund II

Annual Report

December 31, 2017

Robert F. Carey, CFA Senior Vice President and Chief Market Strategist First Trust Advisors L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign- Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

State of the Global Economy/Investing

The International Monetary Fund sees global real gross domestic product (“GDP”) rising from 3.2% in 2017 to an estimated 3.7% in 2018, according to its October 2017 release. If achieved, it would represent the fastest pace of growth since 2011. Torsten Slok, Deutsche Bank’s Chief International Economist, stated in late October that the global economy has never been in better shape, according to MarketWatch. He noted that fewer than 10 countries were currently experiencing a recession, the lowest number ever.

With respect to U.S. economic growth, at the midpoint of 2017, House Speaker Paul Ryan stated that he did not think that the U.S. economy could achieve a 3% GDP growth rate without passing tax reform legislation. The Tax Cuts and Jobs Act was signed into law by President Trump on December 22, 2017. One of the main goals of cutting taxes, both corporate and individual, is to try and boost economic activity in the U.S. It is true that real GDP growth has topped the 3.0% mark on an annualized basis the past two quarters (3.1% in the second quarter and 3.2% in the third quarter), but growth has only averaged 2.2% in the current recovery, which commenced in the third quarter of 2009, according to data from the Bureau of Economic Analysis.

It was another strong year for mergers. Global mergers and acquisitions (“M&A”) deal volume totaled $3.54 trillion in 2017, down slightly from the $3.59 trillion posted in 2016, according Reuters. Since 2008, the most active year for global M&A was 2015, when volume totaled $4.22 trillion. A 16% year-over-year decline in M&A in the U.S. to $1.4 trillion in 2017 was offset by a 16% rise in Europe to $856 billion and an 11% rise in Asia-Pacific activity to $912 billion. Reuters attributed the favorable M&A climate over the past three years to relatively cheap debt financing and high CEO confidence.

In 2017, the number of global initial public offerings (“IPOs”) launched (market caps in excess of $100 million) totaled 374, up significantly from 268 in 2017 and above the 10-year average of 300, according to data from Renaissance Capital. Companies raised $141.4 billion from the IPOs, up from $106.3 billion in 2016, but just shy of the $143.8 billion average over the past decade.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds (“ETFs”) and other exchange-traded products (“ETPs”) listed globally reached an all-time high of $4.83 trillion at the close 2017, according to its own release. Total assets invested in ETFs and ETPs listed in the U.S. reached a record high $3.42 trillion.

Performance of Foreign Stocks and Bonds

The U.S. dollar declined by 9.87% against a basket of major currencies in 2017, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a weaker U.S. dollar can positively impact returns on foreign securities.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.61% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose 7.39% (USD). The MSCI Daily Total Return Net Emerging Markets Index of stocks posted a total return of 37.28% (USD), while the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of 24.21% (USD).

Total world equity market capitalization (cap) rose from $66.38 trillion at the close of 2016 to $81.43 trillion at the end of 2017, or an increase of 22.67%, according to Bloomberg. Total U.S. equity market cap rose from $25.33 trillion to $29.81 trillion, or an increase of 17.69%. At year-end, total U.S. equity market cap represented 36.61% of total world equity market cap.

Fund Performance Overview (Unaudited)

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC ( the “Nasdaq”) under the ticker symbol “FPA.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Asia Pacific Ex-Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	35.93%	8.30%	5.46%	48.97%	42.79%
Market Price	33.94%	7.90%	5.33%	46.28%	41.66%
Index Performance
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1)	36.74%	N/A	N/A	N/A	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1)	30.90%	N/A	N/A	N/A	N/A
MSCI Pacific ex-Japan Index	25.88%	5.46%	4.59%	30.47%	35.12%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a net asset value (“NAV”) return of 35.93% during the 12-month period covered by this report. During the same period, the MSCI Pacific ex-Japan Index (“benchmark”) generated a return of 25.88%. South Korea was the heaviest allocated country in the Fund over the period at 41.2%. These securities returned 35.8% over the period and contributed 14.7% to the Fund’s return. New Zealand securities, which were given a 0.9% allocation, were the worst returning securities with a -8.6% return and contribution of -0.3% to the Fund’s return. Hong Kong securities were the top returning securities with a 49.1% return and 12.9% contribution. The total currency effect to the Fund over the period covered in this report totaled 8.6%. On a relative basis, the Fund outperformed the benchmark. The Fund outperformed the benchmark by 7.9% amongst Australian securities, which led to 1.8% of relative outperformance. The Fund over-allocated and underperformed South Korean securities relative to the benchmark by 27.1% and -11.4%, respectively, which led to -2.1% of relative drag.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA) (Continued)

Sector Classification	% of Total Long-Term Investments
Real Estate	23.2%
Consumer Discretionary	16.4
Materials	14.9
Information Technology	11.2
Industrials	9.5
Financials	6.4
Energy	4.3
Consumer Staples	4.2
Telecommunication Services	4.0
Health Care	3.1
Utilities	2.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Venture Corp Ltd.	1.8%
Crown Resorts Ltd.	1.8
Kia Motors Corp.	1.7
LG Chem Ltd.	1.7
Johnson Electric Holdings Ltd.	1.7
Champion REIT	1.6
LG Display Co., Ltd.	1.6
Yangzijiang Shipbuilding Holdings Ltd.	1.6
Lotte Chemical Corp.	1.6
GPT (The) Group	1.6
Total	16.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	93	77	18	0
1/1/14 – 12/31/14	98	36	0	0
1/1/15 – 12/31/15	71	40	4	0
1/1/16 – 12/31/16	73	34	4	0
1/1/17 – 12/31/17	102	47	5	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	44	15	5	0
1/1/14 – 12/31/14	83	32	3	0
1/1/15 – 12/31/15	76	52	9	0
1/1/16 – 12/31/16	81	52	7	1
1/1/17 – 12/31/17	69	28	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Europe AlphaDEX® Fund (FEP)

The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Europe Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEP.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ DM Europe Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	35.67%	11.00%	6.77%	68.50%	55.12%
Market Price	36.01%	10.57%	6.74%	65.25%	54.80%
Index Performance
NASDAQ AlphaDEX® Europe Index(1)	36.17%	N/A	N/A	N/A	N/A
NASDAQ DM Europe Index(1)	25.85%	N/A	N/A	N/A	N/A
MSCI Europe Index	25.51%	7.37%	5.49%	42.70%	43.09%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 35.67% during the 12-month period covered by this report. During the same period, the MSCI Europe Index (“benchmark”) generated a return of 25.51%. United Kingdom securities were given the highest allocation in the Fund over the period with a 25.3% weighting. These securities returned 34.9% and contributed 9.1% to the Fund’s return. Austrian securities were the top performing securities with a 63.4% return in the Fund. Their contribution was limited to 1.7% due to their smaller allocation of 3.1%. Italian securities, which were given a 4.5% allocation, were the worst performing securities with a 14.7% return and 0.6% contribution. The total currency effect to the Fund over the period covered in this report totaled 14.5%. On a relative basis, the Fund outperformed the benchmark. UK securities created 3.7% of relative outperformance as the Fund outperformed the benchmark by 12.7%. French and German securities also each created roughly 2.9% of relative outperformance as the Fund outperformed the benchmark by 16.9% and 21.0%, respectively. Italian securities reversed -0.8% of outperformance as the Fund underperformed the benchmark by -14.4%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Europe AlphaDEX® Fund (FEP) (Continued)

Sector Classification	% of Total Long-Term Investments
Industrials	19.4%
Materials	16.2
Consumer Discretionary	16.0
Financials	13.6
Real Estate	13.6
Information Technology	5.0
Energy	4.2
Utilities	4.1
Health Care	3.9
Consumer Staples	2.6
Telecommunication Services	1.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Deutsche Lufthansa AG	1.1%
Porsche Automobil Holding SE (Preference Shares)	1.0
SSP Group PLC	1.0
ArcelorMittal	1.0
Neste OYJ	0.9
Vonovia SE	0.9
Anglo American PLC	0.9
Kaz Minerals PLC	0.9
Aurubis AG	0.9
Glencore PLC	0.9
Total	9.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	70	152	22	1
1/1/14 – 12/31/14	147	25	1	0
1/1/15 – 12/31/15	144	46	5	0
1/1/16 – 12/31/16	46	4	0	0
1/1/17 – 12/31/17	177	28	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	6	1	0	0
1/1/14 – 12/31/14	69	9	1	0
1/1/15 – 12/31/15	51	6	0	0
1/1/16 – 12/31/16	170	29	3	0
1/1/17 – 12/31/17	46	0	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Latin America AlphaDEX® Fund (FLN)

The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Latin America Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FLN.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Latin America Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	20.50%	-1.59%	-1.98%	-7.68%	-12.53%
Market Price	21.52%	-1.90%	-2.00%	-9.15%	-12.66%
Index Performance
NASDAQ AlphaDEX® Latin America Index(1)	22.55%	N/A	N/A	N/A	N/A
NASDAQ Latin America Index(1)	22.93%	-3.99%	N/A	-18.43%	N/A
MSCI EM Latin America Index	23.74%	-3.20%	-4.00%	-15.03%	-23.96%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 20.50% during the 12-month period covered by this report. During the same period, the MSCI EM Latin America Index (“benchmark”) generated a return of 23.74%. Brazilian securities were the heaviest allocated securities in the Fund over the period at 65.8%. With a return of 23.8%, these Brazilian securities contributed a total 15.5% to the Fund’s return. Chile was the top performing country in the Fund with a 42.9% return and 4.7% contribution. Mexican securities were the worst performing and least contributing securities in the Fund with a 6.9% return and 0.5% contribution. The total currency effect to the Fund over the period covered in this report totaled 0.5%. On a relative basis, the Fund underperformed the benchmark. Brazil, Chile, and Mexican securities in the Fund each created about -1.0% of relative drag as the Fund underperformed the benchmark by -0.7%, -0.7%, and -9.4%, respectively. Colombia created 0.1% of relative outperformance as the Fund outperformed the benchmark by 5.5%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Latin America AlphaDEX® Fund (FLN) (Continued)

Sector Classification	% of Total Long-Term Investments
Materials	22.6%
Financials	19.4
Utilities	17.5
Consumer Staples	9.0
Industrials	8.0
Telecommunication Services	7.5
Consumer Discretionary	6.7
Energy	4.7
Real Estate	3.0
Health Care	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Localiza Rent a Car S.A.	3.8%
Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	3.7
Magazine Luiza S.A.	3.6
Interconexion Electrica S.A. ESP	3.5
Cia de Saneamento Basico do Estado de Sao Paulo	3.4
Empresas COPEC S.A.	3.3
Braskem S.A., Class A (Preference Shares)	3.3
Itausa - Investimentos Itau S.A. (Preference Shares)	3.2
Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	3.2
Banco Bradesco S.A. (Preference Shares)	3.2
Total	34.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	85	41	8	0
1/1/14 – 12/31/14	79	0	0	0
1/1/15 – 12/31/15	83	36	1	0
1/1/16 – 12/31/16	83	14	6	1
1/1/17 – 12/31/17	46	37	2	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	102	14	2	0
1/1/14 – 12/31/14	146	24	3	0
1/1/15 – 12/31/15	110	21	1	0
1/1/16 – 12/31/16	88	56	2	2
1/1/17 – 12/31/17	113	53	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Brazil AlphaDEX® Fund (FBZ)

The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Brazil Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FBZ.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Brazil Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	25.91%	-3.53%	-5.29%	-16.46%	-30.55%
Market Price	27.69%	-3.77%	-5.30%	-17.47%	-30.57%
Index Performance
NASDAQ AlphaDEX® Brazil Index(1)	28.82%	N/A	N/A	N/A	N/A
NASDAQ Brazil Index(1)	24.46%	-2.98%	N/A	-14.04%	N/A
MSCI Brazil Index	24.11%	-2.68%	-5.41%	-12.70%	-31.11%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 25.91% during the 12-month period covered by this report. During the same period, the MSCI Brazil Index (“benchmark”) generated a return of 24.11%. The Utility sector was the top allocated sector in the Fund over the period with a 20.9% allocation. These securities had a relatively low return of 7.4%, which limited their contribution to only 2.2%. The top performing and contributing sector in the Fund was the Consumer Discretionary sector with a 95.7% return and 9.1% contribution. The Energy sector was the worst performing sector in the Fund with a 1.1% return. The total currency effect to the Fund over the period covered in this report totaled -5.5%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Consumer Discretionary holdings outperforming the benchmark by 59.4% leading to 5.5% of relative outperformance. The Fund’s Utility holdings reversed -2.6% of outperformance as the Fund over allocated the benchmark by 16.1% these relatively poor performing securities

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Brazil AlphaDEX® Fund (FBZ) (Continued)

Sector Classification	% of Total Long-Term Investments
Utilities	18.0%
Consumer Discretionary	17.1
Materials	14.4
Financials	14.3
Consumer Staples	13.6
Industrials	8.5
Health Care	6.2
Energy	4.0
Telecommunication Services	3.2
Real Estate	0.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Magazine Luiza S.A.	7.1%
JBS S.A.	4.3
Localiza Rent a Car S.A.	4.1
Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	3.9
Bradespar S.A. (Preference Shares)	3.2
Cia de Saneamento de Minas Gerais-Copasa	3.1
Fleury S.A.	3.1
Qualicorp S.A.	3.1
M. Dias Branco S.A.	3.0
Raia Drogasil S.A.	3.0
Total	37.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	166	57	7	1
1/1/14 – 12/31/14	119	16	3	0
1/1/15 – 12/31/15	32	7	5	0
1/1/16 – 12/31/16	88	14	3	2
1/1/17 – 12/31/17	71	21	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	16	3	2	0
1/1/14 – 12/31/14	98	10	5	1
1/1/15 – 12/31/15	78	123	6	1
1/1/16 – 12/31/16	101	39	4	1
1/1/17 – 12/31/17	122	34	1	0

Fund Performance Overview (Unaudited) (Continued)

First Trust China AlphaDEX® Fund (FCA)

The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® China Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCA.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ China Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	58.35%	6.84%	2.66%	39.19%	19.28%
Market Price	60.06%	6.37%	2.54%	36.20%	18.30%
Index Performance
NASDAQ AlphaDEX® China Index(1)	60.46%	N/A	N/A	N/A	N/A
NASDAQ China Index(1)	45.25%	10.28%	N/A	63.09%	N/A
MSCI China Index	54.07%	9.90%	6.49%	60.33%	52.45%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 58.35% during the 12-month period covered by this report. During the same period, the MSCI China Index (“benchmark”) generated a return of 54.07%. The Fund’s holdings amongst REITs were the highest allocated, top performing, and largest contributor to the Fund’s return with a 30.6% allocation, 133.8% return, and 29.7% contribution. The worst performing sector in the Fund was the Consumer Staples sector with a 2.4% return. These securities contributions were limited to 0.02% as they were only given a 0.3% allocation. The total currency effect to the Fund over the period covered in this report totaled -1.3%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund over allocating and outperforming the benchmark amongst REITs by 26.3% and 32.2%, respectively. The Fund underperformed the benchmark amongst Information Technology securities by -47.5%, which led to -12.1% of outperformance being reversed.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust China AlphaDEX® Fund (FCA) (Continued)

Sector Classification	% of Total Long-Term Investments
Real Estate	37.4%
Consumer Discretionary	14.8
Information Technology	13.0
Materials	9.0
Industrials	7.4
Financials	5.1
Energy	4.9
Utilities	4.2
Telecommunication Services	3.3
Health Care	0.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
China Evergrande Group	5.0%
Country Garden Holdings Co., Ltd.	4.2
Red Star Macalline Group Corp., Ltd., Class H	4.1
Sunac China Holdings Ltd.	4.1
Guangzhou R&F Properties Co., Ltd., Class H	3.7
Geely Automobile Holdings Ltd.	3.3
Logan Property Holdings Co., Ltd.	3.3
Beijing Enterprises Holdings Ltd.	3.2
Zhongsheng Group Holdings Ltd.	3.2
Semiconductor Manufacturing International Corp.	3.1
Total	37.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	64	31	16	0
1/1/14 – 12/31/14	76	56	8	2
1/1/15 – 12/31/15	58	35	19	6
1/1/16 – 12/31/16	42	14	2	0
1/1/17 – 12/31/17	24	12	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	54	51	33	3
1/1/14 – 12/31/14	72	31	7	0
1/1/15 – 12/31/15	69	44	19	2
1/1/16 – 12/31/16	65	91	36	2
1/1/17 – 12/31/17	100	96	18	1

Fund Performance Overview (Unaudited) (Continued)

First Trust Japan AlphaDEX® Fund (FJP)

The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Japan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FJP.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Japan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	26.70%	12.22%	7.44%	77.93%	61.83%
Market Price	26.84%	12.08%	7.44%	76.85%	61.79%
Index Performance
NASDAQ AlphaDEX® Japan Index(1)	27.40%	N/A	N/A	N/A	N/A
NASDAQ Japan Index(1)	25.07%	11.84%	N/A	75.01%	N/A
MSCI Japan Index	23.99%	11.16%	8.27%	69.74%	70.38%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 26.70% during the 12-month period covered by this report. During the same period, the MSCI Japan Index (“benchmark”) generated a return of 23.99%. The Consumer Discretionary sector was the top allocated sector in the Fund over the period with a 28.2% allocation. These securities had a return of 19.9% which led to a contribution of 5.6%. The top contributing sector in the Fund was the Industrials sector with a 7.1% contribution. The Energy sector was the top performing sector in the Fund with a 51.1% return, while the Utility sector was the lowest returning sector with a 2.9% return. The total currency effect to the Fund over the period covered in this report totaled 4.4%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Materials holdings outperforming the benchmark by 10.7% leading to 2.3% of relative outperformance. The Fund’s Information Technology holdings reversed -0.9% of outperformance as the Fund underperformed the benchmark by 7.5%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Japan AlphaDEX® Fund (FJP) (Continued)

Sector Classification	% of Total Long-Term Investments
Consumer Discretionary	26.3%
Industrials	20.3
Materials	16.4
Information Technology	15.0
Financials	4.5
Consumer Staples	4.4
Utilities	3.6
Real Estate	3.4
Energy	2.5
Telecommunication Services	2.0
Health Care	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Showa Denko KK	2.7%
Idemitsu Kosan Co., Ltd.	2.0
Tokyo Electron Ltd.	1.9
Japan Airlines Co., Ltd.	1.8
Honda Motor Co., Ltd.	1.8
Itochu Techno-Solutions Corp.	1.8
TDK Corp.	1.8
Welcia Holdings Co., Ltd.	1.7
Teijin Ltd.	1.7
Kajima Corp.	1.6
Total	18.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	71	70	40	9
1/1/14 – 12/31/14	84	54	4	3
1/1/15 – 12/31/15	96	29	9	1
1/1/16 – 12/31/16	61	28	10	2
1/1/17 – 12/31/17	113	39	5	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	37	19	4	2
1/1/14 – 12/31/14	69	32	5	1
1/1/15 – 12/31/15	83	30	3	1
1/1/16 – 12/31/16	88	48	12	3
1/1/17 – 12/31/17	76	17	1	0

Fund Performance Overview (Unaudited) (Continued)

First Trust South Korea AlphaDEX® Fund (FKO)

The First Trust South Korea AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® South Korea Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKO.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ South Korea Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	35.39%	3.27%	0.94%	17.45%	6.50%
Market Price	35.24%	2.64%	0.87%	13.91%	6.00%
Index Performance
NASDAQ AlphaDEX® South Korea Index(1)	31.93%	N/A	N/A	N/A	N/A
NASDAQ South Korea Index(1)	44.24%	6.33%	N/A	35.91%	N/A
MSCI South Korea Index	47.30%	6.67%	4.58%	38.13%	34.98%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 35.39% during the 12-month period covered by this report. During the same period, the MSCI South Korea Index (“benchmark”) generated a return of 47.30%. The Financials sector was given the highest allocation in the Fund over the period. With a return of 37.4%, these securities also contributed the most to the Fund’s total return with a contribution of 6.9%. Health Care securities were the top performing securities in the Fund, primarily due to Celltrion, Inc., which had a 136.9% return over the period. Utility securities were the worst performing securities in the Fund with a 3.5% return and 0.2% contribution. The total currency effect to the Fund over the period covered in this report totaled 14.9%. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund under allocating the benchmark amongst Information Technology securities, which dominates the market cap weighted benchmark in allocation, by -31.1%. This under allocation led to -5.8% of relative drag. The Fund outperformed the benchmark amongst Consumer Staples securities by 19.8%, which led to 0.5% of outperformance.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust South Korea AlphaDEX® Fund (FKO) (Continued)

Sector Classification	% of Total Long-Term Investments
Information Technology	19.0%
Financials	18.1
Materials	16.3
Consumer Discretionary	16.0
Industrials	13.5
Energy	7.4
Utilities	4.1
Consumer Staples	2.3
Telecommunication Services	2.0
Health Care	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
LG Electronics, Inc.	4.4%
SK Hynix, Inc.	3.7
Lotte Chemical Corp.	3.5
Hanwha Chemical Corp.	3.5
SK Innovation Co., Ltd.	3.4
SK Holdings Co., Ltd.	3.4
Hyundai Steel Co.	3.1
NH Investment & Securities Co., Ltd.	3.1
Korea Electric Power Corp.	3.1
POSCO	3.1
Total	34.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	86	72	13	7
1/1/14 – 12/31/14	78	23	2	0
1/1/15 – 12/31/15	27	18	2	18
1/1/16 – 12/31/16	49	28	7	1
1/1/17 – 12/31/17	49	32	6	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	53	21	0	0
1/1/14 – 12/31/14	104	36	9	0
1/1/15 – 12/31/15	57	66	40	24
1/1/16 – 12/31/16	72	64	23	8
1/1/17 – 12/31/17	85	63	16	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDT.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets Ex-US Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	33.57%	9.16%	5.52%	54.99%	43.36%
Market Price	34.05%	9.06%	5.54%	54.26%	43.57%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1)	34.47%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets Ex-US Index(1)	25.35%	8.01%	N/A	46.97%	N/A
MSCI World ex USA Index	24.21%	7.46%	5.43%	43.29%	42.53%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 33.57% during the 12-month period covered by this report. During the same period, the MSCI World ex USA Index (“benchmark”) generated a return of 24.21%. The heaviest allocated and top contributing country in the Fund was Japan with a 25.2% allocation and 7.3% contribution, stemming from its 28.9% return. The worst performing country in the Fund over the period was New Zealand securities with a -17.7% return. The negative contribution for these securities was limited to -0.1% due to the lower allocation of .3% in the Fund. The total currency effect to the Fund over the period covered in this report totaled 9.7%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund outperforming French securities by 23.2%, creating 1.8% of outperformance. The Fund’s allocation to Italian and Netherlands securities each reversed -0.4% of outperformance as the Fund underperformed by -20.5% and -17.3%, respectively.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (Continued)

Sector Classification	% of Total Long-Term Investments
Industrials	19.8%
Real Estate	17.1
Materials	17.1
Consumer Discretionary	17.0
Information Technology	9.3
Financials	7.6
Energy	4.0
Telecommunication Services	2.5
Health Care	2.0
Utilities	1.9
Consumer Staples	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Showa Denko KK	0.7%
Deutsche Lufthansa AG	0.7
Porsche Automobil Holding SE (Preference Shares)	0.7
SSP Group PLC	0.7
Teck Resources Ltd., Class B	0.7
COMSYS Holding Corp.	0.6
LG Corp.	0.6
Venture Corp Ltd.	0.6
TDK Corp.	0.6
Vonovia SE	0.6
Total	6.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	132	77	5	0
1/1/14 – 12/31/14	103	59	3	0
1/1/15 – 12/31/15	132	45	2	0
1/1/16 – 12/31/16	99	15	1	0
1/1/17 – 12/31/17	193	35	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	30	8	0	0
1/1/14 – 12/31/14	70	17	0	0
1/1/15 – 12/31/15	61	11	1	0
1/1/16 – 12/31/16	109	26	2	0
1/1/17 – 12/31/17	23	0	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Emerging Markets AlphaDEX® Fund (FEM)

The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEM.” The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(4/18/11)	Ended	(4/18/11)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	39.43%	4.06%	1.89%	22.04%	13.40%
Market Price	40.59%	3.87%	1.93%	20.92%	13.68%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Index(1)	41.61%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Index(1)	34.24%	4.81%	N/A	26.48%	N/A
MSCI Emerging Markets Index	37.28%	4.35%	2.45%	23.72%	17.63%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 39.43% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (“benchmark”) generated a return of 37.28%. The Fund was primarily comprised of Chinese securities with a 30.0% allocation. China was also the top performing country with a 85.8% return, which led to a 22.3% contribution. The Fund’s holdings amongst Hungarian securities, represented solely by MOL Hungarian Oil & Gas PLC with a 0.2% weighting, were the worst performing securities with a 0.7% return. The total currency effect to the Fund over the period covered in this report totaled 3.1%. On a relative basis the Fund outperformed the benchmark. 10.3% of the outperformance is attributable to the Fund outperforming the benchmark amongst the well performing Hong Kong securities by 26.8%. The Fund underperformed the benchmark amongst Chinese securities by -60.4% which created -2.9% of relative drag.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Emerging Markets AlphaDEX® Fund (FEM) (Continued)

Sector Classification	% of Total Long-Term Investments
Materials	16.7%
Energy	15.5
Real Estate	13.7
Industrials	9.9
Consumer Discretionary	9.6
Financials	9.6
Utilities	9.4
Information Technology	8.9
Consumer Staples	3.5
Telecommunication Services	3.0
Health Care	0.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Turk Hava Yollari AO	1.4%
Country Garden Holdings Co., Ltd.	1.3
SOHO China Ltd.	1.3
Tatneft PJSC	1.3
Legend Holdings Corp., Class H	1.2
Beijing Enterprises Holdings Ltd.	1.2
LUKOIL PJSC	1.2
Ping An Insurance Group Co. of China Ltd., Class H	1.2
Gazprom PJSC	1.1
Zhongsheng Group Holdings Ltd.	1.1
Total	12.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	100	60	12	1
1/1/14 – 12/31/14	95	57	4	0
1/1/15 – 12/31/15	34	12	4	0
1/1/16 – 12/31/16	93	46	8	0
1/1/17 – 12/31/17	149	69	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	50	24	5	0
1/1/14 – 12/31/14	61	33	2	0
1/1/15 – 12/31/15	98	88	16	0
1/1/16 – 12/31/16	69	27	8	1
1/1/17 – 12/31/17	30	1	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Germany AlphaDEX® Fund (FGM)

The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Germany Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FGM.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Germany Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	43.96%	10.80%	11.43%	67.01%	88.86%
Market Price	43.72%	10.62%	11.38%	65.67%	88.35%
Index Performance
NASDAQ AlphaDEX® Germany Index(1)	44.37%	N/A	N/A	N/A	N/A
NASDAQ Germany Index(1)	27.53%	8.94%	N/A	53.47%	N/A
MSCI Germany Index	27.70%	8.68%	9.66%	51.60%	71.93%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 43.96% during the 12-month period covered by this report. During the same period, the MSCI Germany Index (“benchmark”) generated a return of 27.70%. The Industrials sector was given the highest allocation over the period at 25.2%. This sector had the second highest return over the period at 71.3%, which led the sector to contribute 17.1% to the Fund’s return. The only sector that had a higher return was the Information Technology sector with a 72.8% return. This sector was given a lower 5.4% allocation, which limited the sectors contribution to only 3.7%. The worst performing sector was the Telecommunication Services sector with a 17.3% return and 1.0% contribution. The total currency effect to the Fund over the period covered in this report totaled 17.7%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming and over allocating the benchmark amongst Industrial securities by 41.9% and 11.2%, respectively, creating 10.3% of outperformance. The Materials sector reversed -0.6% of outperformance as the Fund over allocated this relatively low returning sector by 3.2%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Germany AlphaDEX® Fund (FGM) (Continued)

Sector Classification	% of Total Long-Term Investments
Industrials	25.0%
Consumer Discretionary	22.3
Real Estate	16.5
Materials	14.8
Information Technology	8.3
Financials	6.0
Utilities	4.2
Consumer Staples	2.1
Health Care	0.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Deutsche Lufthansa AG	5.6%
Wirecard AG	4.8
Rheinmetall AG	4.6
Vonovia SE	4.3
LEG Immobilien AG	4.2
Aurubis AG	4.1
Grand City Properties S.A.	4.0
Deutsche Wohnen SE	3.9
KION Group AG	3.9
Commerzbank AG	3.5
Total	42.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	163	35	2	0
1/1/14 – 12/31/14	130	9	0	0
1/1/15 – 12/31/15	137	13	4	0
1/1/16 – 12/31/16	80	10	0	0
1/1/17 – 12/31/17	157	5	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	49	3	0	0
1/1/14 – 12/31/14	106	7	0	0
1/1/15 – 12/31/15	88	10	0	0
1/1/16 – 12/31/16	150	11	1	0
1/1/17 – 12/31/17	88	1	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Canada AlphaDEX® Fund (FCAN)

The First Trust Canada AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Canada Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FCAN.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Canada Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	15.03%	-2.25%	-0.74%	-10.76%	-4.28%
Market Price	14.98%	-2.36%	-0.74%	-11.23%	-4.28%
Index Performance
NASDAQ AlphaDEX® Canada Index(1)	16.16%	N/A	N/A	N/A	N/A
NASDAQ Canada Index(1)	15.67%	2.99%	N/A	15.86%	N/A
MSCI Canada Index	16.07%	3.29%	3.40%	17.57%	21.70%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 15.03% during the 12-month period covered by this report. During the same period, the MSCI Canada Index (“benchmark”) generated a return of 16.07%. The Financials sector was the top allocated sector in the Fund over the period with a 22.3% allocation. These securities had a return of 11.4%, which led to a contribution of 2.4%. The top performing and contributing sector in the Fund was the Consumer Discretionary sector with a 34.7% return and 4.2% contribution stemming from their 12.4% allocation. The worst performing and contributing sector was the Energy sector with a -8.7% return and -0.5% contribution stemming from their 13.5% allocation. The total currency effect to the Fund over the period covered in this report totaled 7.7%. On a relative basis, the Fund underperformed the benchmark. The Fund’s holdings amongst the Financials sector created -2.3% of drag as the Fund underperformed the benchmark by -10.0%. The Fund’s holdings amongst the Consumer Discretionary securities reversed 1.2% of underperformance as the Fund over allocated these well performing securities by 7.3% relative to the benchmark.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Canada AlphaDEX® Fund (FCAN) (Continued)

Sector Classification	% of Total Long-Term Investments
Materials	23.9%
Energy	17.1
Industrials	15.0
Consumer Discretionary	13.7
Financials	11.5
Real Estate	10.3
Consumer Staples	4.9
Utilities	2.7
Information Technology	0.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Air Canada	5.6%
Teck Resources Ltd., Class B	5.5
West Fraser Timber Co., Ltd.	4.8
Husky Energy, Inc.	4.5
Magna International, Inc.	4.5
Imperial Oil Ltd.	3.9
Dollarama, Inc.	3.8
First Quantum Minerals Ltd.	3.6
WSP Global, Inc.	3.4
Canadian Apartment Properties REIT	3.4
Total	43.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	187	12	0	0
1/1/14 – 12/31/14	159	4	0	0
1/1/15 – 12/31/15	94	0	0	0
1/1/16 – 12/31/16	67	0	0	0
1/1/17 – 12/31/17	68	1	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	50	3	0	0
1/1/14 – 12/31/14	88	0	1	0
1/1/15 – 12/31/15	156	1	1	0
1/1/16 – 12/31/16	184	1	0	0
1/1/17 – 12/31/17	181	1	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Australia AlphaDEX® Fund (FAUS)

The First Trust Australia AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Australia Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “FAUS.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Australia Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	23.87%	6.30%	6.99%	35.74%	48.76%
Market Price	25.17%	6.14%	7.04%	34.72%	49.15%
Index Performance
NASDAQ AlphaDEX® Australia Index(1)	24.36%	N/A	N/A	N/A	N/A
NASDAQ Australia Index(1)	19.69%	2.97%	N/A	N/A	N/A
MSCI Australia Index	19.93%	3.90%	5.39%	21.09%	36.14%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 23.87% during the 12-month period covered by this report. During the same period, the MSCI Australia Index (“benchmark”) generated a return of 19.93%. The REIT sector was the top allocated sector in the Fund over the period with a 26.9% allocation. These securities had a return of 12.2%, which led to a contribution of 3.6%. The top contributing sector in the Fund was the Materials sector with a 7.1% contribution. The Information Technology sector was the top performing sector in the Fund with a 52.1% return, while the Telecommunication Services sector was the lowest returning sector with a -4.1% return. The total currency effect to the Fund over the period covered in this report totaled 9.3%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund under allocating and outperforming the benchmark by -31.9% and 7.2%, respectively, the Financial securities creating 3.5% of relative outperformance. The Fund’s REIT holdings reversed -1.6% of relative outperformance as the Fund over allocated the benchmark with respect to these relatively low performing securities by 18.3%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Australia AlphaDEX® Fund (FAUS) (Continued)

Sector Classification	% of Total Long-Term Investments
Real Estate	28.8%
Materials	22.8
Consumer Discretionary	11.1
Financials	10.2
Health Care	6.5
Consumer Staples	5.5
Energy	3.7
Industrials	3.4
Telecommunication Services	3.1
Information Technology	2.7
Utilities	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
South32 Ltd.	5.1%
BlueScope Steel Ltd.	4.5
Vicinity Centres	4.1
Aristocrat Leisure Ltd.	4.1
Dexus	4.0
LendLease Group	3.8
Treasury Wine Estates Ltd.	3.8
Fortescue Metals Group Ltd.	3.7
Boral Ltd.	3.5
Mirvac Group	3.4
Total	40.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	108	66	4	0
1/1/14 – 12/31/14	131	15	0	0
1/1/15 – 12/31/15	104	20	3	4
1/1/16 – 12/31/16	67	90	30	10
1/1/17 – 12/31/17	53	16	1	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	62	12	0	0
1/1/14 – 12/31/14	96	9	1	0
1/1/15 – 12/31/15	99	21	0	1
1/1/16 – 12/31/16	21	22	10	2
1/1/17 – 12/31/17	116	64	1	0

Fund Performance Overview (Unaudited) (Continued)

First Trust United Kingdom AlphaDEX® Fund (FKU)

The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® United Kingdom Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FKU.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ United Kingdom Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	25.53%	6.19%	7.96%	35.03%	56.87%
Market Price	25.04%	5.98%	7.80%	33.70%	55.48%
Index Performance
NASDAQ AlphaDEX® United Kingdom Index(1)	26.61%	N/A	N/A	N/A	N/A
NASDAQ United Kingdom Index(1)	23.76%	6.04%	N/A	34.06%	N/A
MSCI United Kingdom Index	22.30%	5.21%	5.78%	28.94%	39.15%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 25.53% during the 12-month period covered by this report. During the same period, the MSCI United Kingdom Index (“benchmark”) generated a return of 22.30%. The Fund’s holdings amongst Consumer Discretionary securities were the highest allocated and contributing securities with a 26.3% allocation and 9.1% contribution stemming from its 35.8% return. The Health Care sector was the top performing sector in the Fund with a 92.4% return. The worst performing and least contributing sector in the Fund was the Utilities sector with a -4.0% return and -0.4% contribution. The total currency effect to the Fund over the period covered in this report totaled 10.9%. On a relative basis, the Fund outperformed the benchmark. The Fund’s holdings amongst the Consumer Discretionary sector created 3.7% of relative outperformance as the Fund outperformed the benchmark by 19.1%. The Fund’s holdings amongst the Consumer Staples sector created -1.3% of relative drag as the Fund underperformed the benchmark by -16.6%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust United Kingdom AlphaDEX® Fund (FKU) (Continued)

Sector Classification	% of Total Long-Term Investments
Consumer Discretionary	23.8%
Industrials	21.0
Financials	16.3
Materials	14.5
Consumer Staples	6.2
Information Technology	5.8
Health Care	3.6
Utilities	3.5
Energy	2.5
Real Estate	2.4
Telecommunication Services	0.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Anglo American PLC	3.1%
NMC Health PLC	2.7
Berkeley Group Holdings PLC	2.7
BHP Billiton PLC	2.7
B&M European Value Retail S.A.	2.6
Bellway PLC	2.5
Taylor Wimpey PLC	2.4
Kingfisher PLC	2.3
Standard Life Aberdeen PLC	2.3
Electrocomponents PLC	2.2
Total	25.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	96	125	14	0
1/1/14 – 12/31/14	118	102	5	0
1/1/15 – 12/31/15	115	58	4	0
1/1/16 – 12/31/16	111	11	0	0
1/1/17 – 12/31/17	92	1	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	17	0	0	0
1/1/14 – 12/31/14	25	2	0	0
1/1/15 – 12/31/15	66	9	0	0
1/1/16 – 12/31/16	121	9	0	0
1/1/17 – 12/31/17	148	10	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Taiwan AlphaDEX® Fund (FTW)

The First Trust Taiwan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Taiwan Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FTW.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Taiwan Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	22.54%	7.10%	6.13%	40.88%	41.88%
Market Price	23.02%	6.71%	6.01%	38.39%	40.89%
Index Performance
NASDAQ AlphaDEX® Taiwan Index(1)	24.03%	N/A	N/A	N/A	N/A
NASDAQ Taiwan Index(1)	29.81%	9.73%	N/A	59.06%	N/A
MSCI Taiwan Index	27.53%	9.74%	8.87%	59.18%	64.78%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 22.54% during the 12-month period covered by this report. During the same period, the MSCI Taiwan Index (“benchmark”) generated a return of 27.53%. The Information Technology sector was the top allocated sector in the Fund over the period with a 51.3% allocation. These securities had the highest return of all the sectors in the Fund with a 30.9% return, which led to a contribution of 15.4%. The worst performing and lowest contributing sector in the Fund was the Consumer Discretionary sector with a 6.1% return and 0.4% contribution. The total currency effect to the Fund over the period covered in this report totaled 9.5%. On a relative basis, the Fund underperformed the benchmark. The Fund’s holdings amongst Financials securities created -1.8% of drag as the Fund underperformed the benchmark by -4.8%. The Fund’s holdings amongst the Telecommunication Services sector reversed 0.3% of underperformance as the Fund under allocated this poor performing sector by 3.1%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Taiwan AlphaDEX® Fund (FTW) (Continued)

Sector Classification	% of Total Long-Term Investments
Information Technology	51.1%
Financials	19.5
Materials	16.0
Industrials	6.2
Consumer Discretionary	5.4
Consumer Staples	1.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Nanya Technology Corp.	5.9%
Far Eastern New Century Corp.	4.6
Chailease Holding Co., Ltd.	4.3
United Microelectronics Corp.	4.1
MediaTek, Inc.	3.8
AU Optronics Corp.	3.8
Formosa Chemicals & Fibre Corp.	3.7
Compal Electronics, Inc.	3.5
Nan Ya Plastics Corp.	3.5
CTBC Financial Holding Co., Ltd.	3.5
Total	40.7%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	75	45	12	2
1/1/14 – 12/31/14	88	27	3	0
1/1/15 – 12/31/15	51	23	2	1
1/1/16 – 12/31/16	56	17	10	1
1/1/17 – 12/31/17	31	7	5	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	78	33	6	1
1/1/14 – 12/31/14	87	37	7	3
1/1/15 – 12/31/15	73	76	23	3
1/1/16 – 12/31/16	77	63	25	3
1/1/17 – 12/31/17	88	109	11	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Hong Kong AlphaDEX® Fund (FHK)

The First Trust Hong Kong AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Hong Kong Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FHK.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Hong Kong Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	40.31%	8.22%	9.95%	48.46%	74.58%
Market Price	40.90%	7.95%	9.86%	46.62%	73.79%
Index Performance
NASDAQ AlphaDEX® Hong Kong Index(1)	45.27%	N/A	N/A	N/A	N/A
NASDAQ Hong Kong Index(1)	35.61%	8.51%	N/A	50.45%	N/A
MSCI Hong Kong Index	36.17%	10.08%	10.80%	61.67%	82.68%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 40.31% during the 12-month period covered by this report. During the same period, the MSCI Hong Kong Index (“benchmark”) generated a return of 36.17%. The REIT sector was the top allocated sector in the Fund over the period with a 38.5% allocation. These securities had a return of 41.9%, which led to a contribution of 16.9%, the highest amongst all sectors in the Fund. The Health Care sector, represented solely by Sino Biopharmaceutical Ltd., was the top performing sector in the Fund with a 149.9% return, while the Telecommunication Services sector was the lowest returning sector with a 7.5% return. The lowest contributing sector in the Fund was the Consumer Staples sector with a -0.4% contribution. The total currency effect to the Fund over the period covered in this report totaled -1.2%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming the benchmark amongst the Materials sector and the REIT sector by 70.8% and 6.0%, respectively. This outperformance led to each sector contributing roughly 2.5% of relative outperformance. The Consumer Staples sector reversed -3.3% of relative outperformance as the Fund underperformed the benchmark by -33.9%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Hong Kong AlphaDEX® Fund (FHK) (Continued)

Sector Classification	% of Total Long-Term Investments
Real Estate	39.8%
Consumer Discretionary	26.1
Industrials	9.0
Information Technology	7.8
Materials	6.9
Utilities	2.9
Health Care	2.8
Consumer Staples	2.4
Financials	2.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Kingboard Chemical Holdings Ltd.	4.8%
Orient Overseas International Ltd.	4.8
Kerry Properties Ltd.	4.7
Link REIT	4.3
Nine Dragons Paper Holdings Ltd.	4.3
Henderson Land Development Co., Ltd.	4.2
Melco International Development Ltd.	3.9
Samsonite International S.A.	3.9
Wynn Macau Ltd.	3.8
Xinyi Glass Holdings Ltd.	3.7
Total	42.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	94	56	14	2
1/1/14 – 12/31/14	76	81	24	1
1/1/15 – 12/31/15	72	67	12	2
1/1/16 – 12/31/16	48	4	1	0
1/1/17 – 12/31/17	43	4	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	51	31	3	1
1/1/14 – 12/31/14	45	19	6	0
1/1/15 – 12/31/15	47	35	16	1
1/1/16 – 12/31/16	95	87	15	2
1/1/17 – 12/31/17	138	66	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Switzerland AlphaDEX® Fund (FSZ)

The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Switzerland Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FSZ.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Switzerland Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/14/12)	Ended	(2/14/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	31.26%	12.16%	12.07%	77.53%	95.36%
Market Price	31.69%	12.04%	12.11%	76.54%	95.76%
Index Performance
NASDAQ AlphaDEX® Switzerland Index(1)	31.45%	N/A	N/A	N/A	N/A
NASDAQ Switzerland Index(1)	23.20%	8.34%	N/A	49.25%	N/A
MSCI Switzerland Index	22.51%	8.17%	9.27%	48.06%	68.41%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 31.26% during the 12-month period covered by this report. During the same period, the MSCI Switzerland Index (“benchmark”) generated a return of 22.51%. The Financials sector was the top allocated sector in the Fund over the period with a 24.7% allocation. These securities had a return of 22.2%, which led to a contribution of 5.9%. The top contributing sector in the Fund was the Industrials sector with a 9.6% contribution. The Information Technology sector was the top performing sector in the Fund with a 54.5% return, while the Consumer Staples sector was the lowest returning sector with an 8.7% return. The total currency effect to the Fund over the period covered in this report totaled 5.5%. On a relative basis, the Fund outperformed the benchmark. The Industrials sector created 3.9% of relative outperformance as the Fund over allocated this well performing sector and outperformed the benchmark by 15.0%. The Consumer Staples sector reversed -1.3% of relative outperformance due to the Fund underperforming the benchmark by -14.2%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Switzerland AlphaDEX® Fund (FSZ) (Continued)

Sector Classification	% of Total Long-Term Investments
Financials	23.2%
Industrials	22.8
Health Care	13.4
Materials	12.2
Telecommunication Services	6.9
Information Technology	6.8
Consumer Discretionary	5.1
Consumer Staples	4.1
Utilities	3.9
Real Estate	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Lonza Group AG	4.8%
Straumann Holding AG	4.8
Swisscom AG	4.2
Georg Fischer AG	4.2
Bucher Industries AG	4.0
Swiss Re AG	3.9
SFS Group AG	3.9
BKW AG	3.9
LafargeHolcim Ltd.	3.8
Logitech International S.A.	3.5
Total	41.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	165	13	1	0
1/1/14 – 12/31/14	152	30	0	0
1/1/15 – 12/31/15	135	20	1	0
1/1/16 – 12/31/16	78	6	0	0
1/1/17 – 12/31/17	171	5	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	68	5	0	0
1/1/14 – 12/31/14	66	3	1	0
1/1/15 – 12/31/15	78	17	1	0
1/1/16 – 12/31/16	155	12	1	0
1/1/17 – 12/31/17	74	1	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FDTS.” The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Developed Markets ex-US Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/15/12)	Ended	(2/15/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	36.23%	10.24%	9.29%	62.80%	68.54%
Market Price	37.01%	9.94%	9.19%	60.65%	67.61%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	37.03%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets ex-US Small Cap Index(1)	28.98%	10.42%	N/A	64.13%	N/A
MSCI World ex-US Small Cap Index	31.04%	11.37%	10.58%	71.31%	80.53%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 36.23% during the 12-month period covered by this report. During the same period, the MSCI World ex-US Small Cap Index (“benchmark”) generated a return of 31.04%. Japanese securities were given the highest allocation in the Fund over the period at 36.7%. These securities had a 39.1% return and 14.3% contribution. In the Fund, the Netherlands securities were the top performing securities with a 92.5% return, while South African securities were the worst performing securities with a -39.9% return. The total currency effect to the Fund over the period covered in this report totaled 9.9%. On a relative basis, the Fund outperformed the benchmark. This outperformance is mainly attributable to the Fund over allocating and outperforming the benchmark amongst Japanese securities by 8.8% and 7.2%, respectively, creating 3.6% of relative outperformance. German securities in the Fund reversed -0.8% of outperformance as the Fund underperformed the benchmark by -7.3%.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS) (Continued)

Sector Classification	% of Total Long-Term Investments
Industrials	22.8%
Consumer Discretionary	20.6
Materials	17.7
Real Estate	12.6
Information Technology	10.8
Energy	5.4
Financials	4.7
Consumer Staples	2.9
Health Care	2.1
Utilities	0.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Eramet	0.7%
Ssangyong Cement Industrial Co., Ltd.	0.6
Cosmo Energy Holdings Co., Ltd.	0.6
Open House Co., Ltd.	0.6
SL Corp.	0.5
CJ E&M Corp.	0.5
Beach Energy Ltd.	0.5
Toshiba Machine Co., Ltd.	0.5
Fila Korea Ltd.	0.5
Hyundai Department Store Co., Ltd.	0.5
Total	5.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	104	38	2	0
1/1/14 – 12/31/14	107	105	4	1
1/1/15 – 12/31/15	42	23	7	7
1/1/16 – 12/31/16	16	1	0	0
1/1/17 – 12/31/17	10	4	0	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	77	30	1	0
1/1/14 – 12/31/14	29	5	1	0
1/1/15 – 12/31/15	125	44	3	1
1/1/16 – 12/31/16	58	137	38	2
1/1/17 – 12/31/17	44	171	22	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Small Cap Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEMS.” The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year	5 Years	Inception	5 Years	Inception
	Ended	Ended	(2/16/12)	Ended	(2/16/12)
	12/31/17	12/31/17	to 12/31/17	12/31/17	to 12/31/17
Fund Performance
NAV	46.57%	44.82%	9.16%	7.69%	67.34%
Market Price	48.73%	43.73%	9.26%	7.53%	68.20%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1)	49.16%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Small Cap Index(1)	31.94%	6.48%	N/A	36.85%	N/A
MSCI Emerging Markets Small Cap Index	33.84%	5.41%	5.11%	30.15%	34.01%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 46.57% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Small Cap Index (“benchmark”) generated a return of 33.84%. Taiwanese securities were given the highest allocation in the Fund over the period with a 28.6% weighting. These securities returned 48.2% and contributed 14.1% to the Fund’s return. Brazil securities were the top performing securities with a 90.7% return and 10.5% contribution. Indonesian securities, which were given a 2.3% allocation, were the worst performing securities with a 1.7% return. The total currency effect to the Fund over the period covered in this report totaled 6.6%. On a relative basis, the Fund outperformed the benchmark. Hong Kong securities created 7.3% of relative outperformance as the Fund outperformed the benchmark by 45.2%. Indian securities reversed -3.3% of outperformance as the Fund under allocated the benchmark by -10% with respect to these well performing securities.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Fund Performance Overview (Unaudited) (Continued)

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS) (Continued)

Sector Classification	% of Total Long-Term Investments
Materials	17.1%
Real Estate	16.1
Information Technology	15.4
Industrials	13.3
Consumer Discretionary	12.5
Utilities	7.6
Energy	7.5
Financials	4.0
Consumer Staples	3.4
Telecommunication Services	2.5
Health Care	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Hua Hong Semiconductor Ltd.	1.2%
Exxaro Resources Ltd.	1.1
Grand Pacific Petrochemical	1.1
Tekfen Holding A.S.	1.1
Global Unichip Corp.	1.1
Pegasus Hava Tasimaciligi A.S.	1.0
Trakya Cam Sanayii A.S.	0.9
Compeq Manufacturing Co., Ltd.	0.9
VS Industry Bhd	0.9
Reliance Communications Ltd.	0.9
Total	10.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2013 through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	66	86	44	3
1/1/14 – 12/31/14	71	69	21	0
1/1/15 – 12/31/15	40	20	1	0
1/1/16 – 12/31/16	63	81	40	1
1/1/17 – 12/31/17	86	100	3	1
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
1/1/13 – 12/31/13	34	12	6	1
1/1/14 – 12/31/14	41	38	12	0
1/1/15 – 12/31/15	89	74	28	0
1/1/16 – 12/31/16	35	21	10	1
1/1/17 – 12/31/17	54	7	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Eurozone AlphaDEX® ETF (FEUZ)

The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Eurozone Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The shares of the Fund are listed and trade on the Nasdaq under the ticker symbol “FEUZ.” The Fund commenced trading on October 22, 2014.

The Index employs the AlphaDEX® stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the NASDAQ Eurozone Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

Performance
		Average Annual Total Returns	Cumulative Total Returns

	1 Year Ended 12/31/17	Inception (10/21/14) to 12/31/17	Inception (10/21/14) to 12/31/17
Fund Performance
NAV	36.19%	13.64%	50.45%
Market Value	36.89%	13.67%	50.57%
Index Performance
NASDAQ AlphaDEX® Eurozone Index	36.31%	14.26%	53.10%
NASDAQ Eurozone Index	28.30%	9.09%	32.05%
MSCI EMU Index	28.07%	8.46%	29.60%

(See Notes to Fund Performance Overview Page 42.)

Performance Review

The Fund generated a NAV return of 36.19% during the 12-month period covered by this report. During the same period, the MSCI EMU Index (“benchmark”) returned 28.07%. French and German securities comprised the majority of the Fund with a 28.9% and 26.6% allocation, respectively. These high allocations led to these countries also having the highest contributions with 13.0% and 11.5% contributions, respectively. The top performing country in the Fund was Austria with a 62.9% return. The United Kingdom represented solely by CRH Plc, was the worst performing country in the Fund with a 0.1% return over the period. The total currency effect to the Fund over the period covered in this report totaled 16.7%. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming the benchmark amongst French and German securities by 13.9% and 17.1%, respectively, creating a total 8.5% of relative outperformance. Outperformance of -1.1% was reversed due to the Fund underperforming the benchmark amongst Italian securities.

Fund Performance Overview (Unaudited) (Continued)

First Trust Eurozone AlphaDEX® ETF (FEUZ) (Continued)

Sector Classification	% of Total Long-Term Investments
Industrials	19.1%
Consumer Discretionary	16.6
Financials	13.0
Real Estate	12.3
Materials	12.2
Utilities	7.5
Information Technology	6.1
Energy	6.0
Health Care	3.5
Telecommunication Services	2.3
Consumer Staples	1.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Deutsche Lufthansa AG	1.4%
Porsche Automobil Holding SE (Preference Shares)	1.4
ArcelorMittal	1.3
Wirecard AG	1.3
Kering	1.3
Neste OYJ	1.3
Vonovia SE	1.2
Aurubis AG	1.2
Umicore S.A.	1.2
Gecina S.A.	1.2
Total	12.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through December 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 22, 2014 (commencement of trading) through December 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/22/14 – 12/31/14	18	19	0	0
1/1/15 – 12/31/15	74	7	0	1
1/1/16 – 12/31/16	38	1	0	0
1/1/17 – 12/31/17	126	71	2	0
	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
10/22/14 – 12/31/14	8	4	0	0
1/1/15 – 12/31/15	130	36	4	0
1/1/16 – 12/31/16	159	49	5	0
1/1/17 – 12/31/17	51	1	0	0

Notes to Fund Performance Overview (Unaudited)

Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded AlphaDEX® Fund II

Understanding Your Fund Expenses

December 31, 2017 (Unaudited)

As a shareholder of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust Taiwan AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund or First Trust Eurozone AlphaDEX® ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Actual	$1,000.00	$1,121.50	0.80%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Europe AlphaDEX® Fund (FEP)
Actual	$1,000.00	$1,135.90	0.80%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Latin America AlphaDEX® Fund (FLN)
Actual	$1,000.00	$1,159.10	0.80%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Brazil AlphaDEX® Fund (FBZ)
Actual	$1,000.00	$1,226.80	0.80%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust China AlphaDEX® Fund (FCA)
Actual	$1,000.00	$1,265.50	0.80%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Exchange-Traded AlphaDEX® Fund II

Understanding Your Fund Expenses (Continued)

December 31, 2017 (Unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Japan AlphaDEX® Fund (FJP)
Actual	$1,000.00	$1,157.00	0.80%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust South Korea AlphaDEX® Fund (FKO)
Actual	$1,000.00	$1,094.10	0.80%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Actual	$1,000.00	$1,146.30	0.80%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Actual	$1,000.00	$1,212.90	0.80%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Germany AlphaDEX® Fund (FGM)
Actual	$1,000.00	$1,199.20	0.80%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Canada AlphaDEX® Fund (FCAN)
Actual	$1,000.00	$1,150.80	0.80%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Australia AlphaDEX® Fund (FAUS)
Actual	$1,000.00	$1,108.10	0.80%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust United Kingdom AlphaDEX® Fund (FKU)
Actual	$1,000.00	$1,123.90	0.80%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Taiwan AlphaDEX® Fund (FTW)
Actual	$1,000.00	$1,035.90	0.80%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Hong Kong AlphaDEX® Fund (FHK)
Actual	$1,000.00	$1,177.90	0.80%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Switzerland AlphaDEX® Fund (FSZ)
Actual	$1,000.00	$1,083.40	0.80%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Actual	$1,000.00	$1,181.10	0.80%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Actual	$1,000.00	$1,204.30	0.80%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Actual	$1,000.00	$1,136.40	0.80%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (July 1, 2017 through December 31, 2017), multiplied by 184/365 (to reflect the six-month period).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 88.4%

	Australia – 13.1%
8,951	BHP Billiton Ltd.	$206,517
63,108	BlueScope Steel Ltd.	756,819
20,879	CIMIC Group Ltd.	838,164
102,018	Crown Resorts Ltd.	1,036,386
10,254	Flight Centre Travel Group Ltd.	353,950
224,478	Fortescue Metals Group Ltd.	854,727
118,950	Harvey Norman Holdings Ltd.	387,021
25,755	LendLease Group	328,559
92,552	Origin Energy Ltd. (a)	680,253
158,328	Qantas Airways Ltd.	622,618
3,469	Rio Tinto Ltd.	205,194
282,280	South32 Ltd.	768,669
66,121	Telstra Corp., Ltd.	187,275
94,769	TPG Telecom Ltd.	485,809

		7,711,961

	Bermuda – 9.2%
241,792	China Gas Holdings Ltd.	668,476
523,688	Chinese Estates Holdings Ltd.	845,907
226,136	First Pacific Co., Ltd.	153,404
125,700	Hongkong Land Holdings Ltd.	884,928
236,740	Johnson Electric Holdings Ltd.	992,370
175,002	Kerry Properties Ltd.	787,334
460,872	Nine Dragons Paper Holdings Ltd.	738,542
97,177	NWS Holdings Ltd.	175,377
47,864	Yue Yuen Industrial Holdings Ltd.	188,078

		5,434,416

	Cayman Islands – 11.1%
25,173	ASM Pacific Technology Ltd.	350,876
43,801	CK Asset Holdings Ltd.	382,909
136,620	Kingboard Chemical Holdings Ltd.	738,808
448,380	Kingboard Laminates Holdings Ltd.	699,011
706,961	Lee & Man Paper Manufacturing Ltd.	836,100
417,654	Shimao Property Holdings Ltd.	908,774
513,964	Sino Biopharmaceutical Ltd.	911,772
340,568	WH Group Ltd. (b)	384,470
268,812	Wynn Macau Ltd.	851,558
365,996	Xinyi Glass Holdings Ltd.	476,886

		6,541,164

	Hong Kong – 9.4%
77,516	Galaxy Entertainment Group Ltd.	622,085
7,424	Hang Seng Bank Ltd.	184,344
109,012	Henderson Land Development Co., Ltd.	718,575
314,760	Melco International Development Ltd.	926,612
195,031	Sun Art Retail Group Ltd.	206,193
32,938	Sun Hung Kai Properties Ltd.	549,750

Shares	Description	Value

	Hong Kong (Continued)
74,822	Swire Pacific Ltd., Class A	$692,881
101,552	Techtronic Industries Co., Ltd.	662,252
119,837	Wharf Holdings (The) Ltd.	414,138
77,005	Wheelock & Co., Ltd.	549,976

		5,526,806

	Luxembourg – 0.7%
84,321	Samsonite International S.A.	387,455

	Mauritius – 0.9%
1,967,100	Golden Agri-Resources Ltd.	544,190

	New Zealand – 1.5%
155,817	a2 Milk Co., Ltd. (a)	891,150

	Singapore – 4.7%
118,200	ComfortDelGro Corp., Ltd.	174,987
44,100	Oversea-Chinese Banking Corp., Ltd.	408,538
69,700	Venture Corp Ltd.	1,066,775
77,300	Wilmar International Ltd.	178,591
859,700	Yangzijiang Shipbuilding Holdings Ltd.	944,902

		2,773,793

	South Korea – 37.8%
4,468	Celltrion, Inc. (c)	922,773
5,682	DB Insurance Co., Ltd.	377,898
995	E-MART, Inc.	251,875
9,484	GS Holdings Corp.	551,030
13,140	Hana Financial Group, Inc.	611,248
10,335	Hankook Tire Co., Ltd.	527,104
25,564	Hanwha Chemical Corp.	754,586
60,551	Hanwha Life Insurance Co., Ltd.	390,834
5,408	Hyundai Engineering & Construction Co., Ltd.	183,373
1,401	Hyundai Glovis Co., Ltd.	177,980
13,734	Hyundai Marine & Fire Insurance Co., Ltd.	602,959
3,456	Hyundai Mobis Co., Ltd.	849,029
4,134	Hyundai Motor Co.	602,404
15,711	Hyundai Steel Co.	859,992
5,761	Kakao Corp.	737,244
7,393	KB Financial Group, Inc.	437,828
32,762	Kia Motors Corp.	1,025,199
21,270	Korea Electric Power Corp.	757,975
4,926	Korea Gas Corp. (a)	195,788
419	Korea Zinc Co., Ltd.	192,954
42,687	KT Corp., ADR	666,344
2,645	LG Chem Ltd.	1,000,631
10,292	LG Corp.	874,851
33,942	LG Display Co., Ltd.	947,986
7,550	LG Electronics, Inc.	747,560
31,069	LG Uplus Corp.	406,302
2,743	Lotte Chemical Corp.	942,902
893	NCSoft Corp.	373,282
78	Neoplux Co., Ltd. (a) (d)	0

See Notes to Financial Statements	Page 47

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	South Korea (Continued)
1,963	POSCO	$609,684
5,628	Samsung Card Co., Ltd.	208,182
2,033	Samsung Electro-Mechanics Co., Ltd.	189,902
162	Samsung Electronics Co., Ltd.	385,574
1,045	Samsung SDI Co., Ltd.	199,619
4,123	Shinhan Financial Group Co., Ltd.	190,254
2,160	SK Holdings Co., Ltd.	570,996
12,508	SK Hynix, Inc.	893,804
2,084	SK Innovation Co., Ltd.	398,093
2,440	SK Telecom Co., Ltd.	608,547
8,133	S-Oil Corp.	888,853
11,618	Woori Bank	170,925

		22,284,364

	Total Common Stocks	52,095,299

	(Cost $44,572,305)

REAL ESTATE INVESTMENT TRUSTS – 11.0%

	Australia – 8.0%
72,873	Dexus	554,377
232,625	GPT (The) Group	927,494
403,081	Mirvac Group	739,084
234,874	Scentre Group	767,861
107,332	Stockland	375,181
433,766	Vicinity Centres	920,573
58,868	Westfield Corp.	435,892

		4,720,462

	Hong Kong – 3.0%
1,311,712	Champion REIT	962,019
89,244	Link REIT	827,576

		1,789,595

	Total Real Estate Investment Trusts	6,510,057

	(Cost $5,879,192)
	Total Investments – 99.4%	58,605,356
	(Cost $50,451,497) (e)
	Net Other Assets and Liabilities – 0.6%	353,916

	Net Assets – 100.0%	$58,959,272

(a)	Non-income producing security.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2017, the Fund received 87 PIK shares of Celltrion, Inc.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(e)	Aggregate cost for federal income tax purposes was $51,523,345. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,168,107 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,086,096. The net unrealized appreciation was $7,082,011.

ADR American Depositary Receipt

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
South Korea	$ 22,284,364	$ 22,284,364	$—**	$—
Other Country Categories*	29,810,935	29,810,935	—	—
Total Common Stocks	52,095,299	52,095,299	—**	—
Real Estate Investment Trusts*	6,510,057	6,510,057	—	—
Total Investments	$ 58,605,356	$ 58,605,356	$—**	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Page 46	See Notes to Financial Statements

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

Portfolio of Investments (Continued)

December 31, 2017

Currency Exposure	% of Total
Diversification	Investments
KRW	36.9%
HKD	32.1
AUD	21.2
SGD	5.7
USD	2.6
NZD	1.5
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
HKD	Hong Kong Dollar
KRW	South Korean Won
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements	Page 47

First Trust Europe AlphaDEX® Fund (FEP)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 94.1%

	Austria – 3.4%
149,977	BUWOG AG	$5,173,560
23,248	Lenzing AG	2,952,592
96,455	OMV AG	6,114,097
67,068	Raiffeisen Bank International AG (b)	2,430,240
371,670	Telekom Austria AG	3,446,734
66,116	voestalpine AG	3,954,168

		24,071,391

	Belgium – 2.6%
19,409	Elia System Operator S.A./N.V.	1,115,490
95,429	KBC Ancora	6,010,130
14,628	Sofina S.A.	2,301,867
15,045	Solvay S.A.	2,092,197
135,855	Umicore S.A.	6,431,387

		17,951,071

	Denmark – 3.5%
14,524	Ambu A.S., Class B (b)	1,301,488
39,344	Dfds A.S.	2,100,773
74,281	DSV A.S.	5,849,388
98,369	GN Store Nord A.S.	3,178,717
8,281	Rockwool International A.S., Class B	2,347,620
575,440	TDC A.S.	3,536,276
142,834	Topdanmark A.S. (b)	6,171,740

		24,486,002

	Finland – 2.5%
50,631	Konecranes OYJ	2,319,420
102,934	Neste OYJ	6,589,011
540,874	Outokumpu OYJ	5,023,010
124,403	UPM-Kymmene OYJ	3,867,454

		17,798,895

	France – 10.1%
285,114	Air France-KLM (b)	4,645,637
105,842	Alstom S.A.	4,394,645
9,165	Arkema S.A.	1,116,707
37,157	AXA S.A.	1,102,756
27,613	BioMerieux	2,474,589
23,682	Bouygues S.A.	1,230,647
23,098	Cie Generale des Etablissements Michelin	3,313,225
78,811	Cie Plastic Omnium S.A.	3,583,403
21,709	Eiffage S.A.	2,379,183
277,622	Electricite de France S.A.	3,470,952
62,862	Eurazeo S.A.	5,807,723
37,943	Eutelsat Communications S.A.	878,422
80,952	Faurecia	6,326,094
11,284	Kering	5,320,869
421,354	Natixis S.A.	3,334,684
141,567	Peugeot S.A.	2,879,962
45,764	Renault S.A.	4,607,493
33,955	Sanofi	2,927,234

Shares	Description	Value

	France (Continued)
19,196	Societe Generale S.A.	$991,541
12,109	Sopra Steria Group	2,264,342
22,586	Teleperformance	3,237,072
41,846	TOTAL S.A. (c)	2,311,870
32,698	Ubisoft Entertainment S.A. (b)	2,516,385

		71,115,435

	Germany – 15.5%
69,365	Aurubis AG	6,456,797
44,313	Bayerische Motoren Werke AG	4,616,660
247,834	Commerzbank AG (b)	3,718,532
56,372	Daimler AG	4,788,766
202,224	Deutsche Lufthansa AG	7,453,853
50,490	Deutsche Post AG	2,408,072
105,886	Deutsche Wohnen SE	4,632,145
8,404	Duerr AG	1,074,401
198,592	E.ON SE	2,159,061
189,319	Evotec AG (b) (c)	3,066,584
12,059	GRENKE AG	1,145,365
57,194	Hella GmbH & Co., KGaA	3,538,951
97,712	Jungheinrich AG (Preference Shares)	4,612,798
46,974	KION Group AG	4,056,919
24,267	Krones AG (c)	3,333,869
55,547	LEG Immobilien AG	6,350,894
14,092	MTU Aero Engines AG	2,526,098
87,880	Porsche Automobil Holding SE (Preference Shares)	7,357,800
1,634	Rational AG	1,053,210
49,856	Rheinmetall AG	6,331,917
49,472	RWE AG	1,009,103
56,456	Sixt SE	5,047,213
104,633	Suedzucker AG	2,269,834
20,671	Volkswagen AG (Preference Shares)	4,128,309
132,064	Vonovia SE	6,558,535
23,516	Wacker Chemie AG	4,576,582
49,134	Wirecard AG	5,486,796

		109,759,064

	Ireland – 0.7%
105,710	Kingspan Group PLC	4,617,470

	Isle Of Man (U.K.) – 0.2%
91,220	Playtech PLC	1,059,798

	Italy – 5.7%
72,474	ACEA S.p.A.	1,339,152
73,939	Amplifon S.p.A.	1,139,110
86,442	Autogrill S.p.A.	1,192,750
64,794	Banca Generali S.p.A.	2,156,593
813,161	Banco BPM S.p.A. (b)	2,556,258
746,501	Enel S.p.A.	4,594,886
67,918	Eni S.p.A.	1,124,581
72,254	Interpump Group S.p.A.	2,273,116
317,799	Intesa Sanpaolo S.p.A.	1,056,232
2,094,396	Iren S.p.A	6,282,402

Page 48	See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Italy (Continued)
59,991	Leonardo S.p.A.	$714,044
77,875	Moncler S.p.A.	2,436,871
33,270	Prysmian S.p.A.	1,085,398
140,763	Societa Iniziative Autostradali e Servizi S.p.A.	2,621,242
3,599,455	Telecom Italia S.p.A. (b)	3,111,700
650,380	Unione di Banche Italiane S.p.A.	2,845,187
114,664	Yoox Net-A-Porter Group S.p.A. (b) (c)	4,006,318

		40,535,840

	Jersey – 1.2%
1,224,927	Glencore PLC	6,449,957
120,989	WPP PLC	2,190,568

		8,640,525

	Luxembourg – 3.5%
42,899	APERAM S.A.	2,209,451
217,836	ArcelorMittal (b)	7,087,062
1,080,819	B&M European Value Retail S.A.	6,181,458
213,077	Grand City Properties S.A.	5,023,727
273,854	Subsea 7 S.A.	4,102,507

		24,604,205

	Netherlands – 3.4%
23,245	Aalberts Industries N.V.	1,182,418
578,849	Aegon N.V.	3,691,437
23,650	Airbus SE	2,355,246
53,329	ASM International N.V.	3,606,936
13,202	ASML Holding N.V.	2,299,237
25,626	Koninklijke Vopak N.V.	1,124,431
134,264	NN Group N.V.	5,818,811
504,165	Steinhoff International Holdings N.V.	191,760
174,469	STMicroelectronics N.V.	3,809,927

		24,080,203

	Norway – 2.6%
58,105	Aker BP ASA	1,428,811
702,507	Leroy Seafood Group ASA	3,762,972
56,814	Marine Harvest ASA	961,823
618,182	Norsk Hydro ASA	4,694,377
39,770	Salmar ASA	1,195,435
56,172	Statoil ASA	1,198,613
661,848	Storebrand ASA	5,392,740

		18,634,771

	Portugal – 0.6%
1,811,371	Banco Espirito Santo S.A. (b) (d) (e) (f)	0
597,084	EDP - Energias de Portugal S.A.	2,066,846
461,133	Navigator (The) Co., S.A.	2,352,591

		4,419,437

Shares	Description	Value

	Spain – 2.8%
77,939	Acerinox SA	$1,114,233
210,460	CIE Automotive S.A.	6,113,520
39,910	Enagas S.A. (c)	1,143,039
50,767	Gas Natural SDG S.A.	1,172,571
144,683	Iberdrola S.A.	1,121,442
282,342	International Consolidated Airlines Group S.A.	2,481,638
199,070	Mediaset Espana Comunicacion S.A.	2,235,436
243,965	Repsol S.A.	4,316,177

		19,698,056

	Sweden – 9.2%
133,120	Boliden AB	4,553,580
358,970	Castellum AB	6,056,424
274,709	Fabege AB	5,847,081
216,603	Fastighets AB Balder, Class B (b)	5,793,261
330,046	Hufvudstaden AB, Class A	5,286,787
211,023	Industrivarden AB, Class A	5,443,365
114,035	Investor AB, Class B	5,200,533
172,727	Kinnevik AB, Class B	5,838,914
56,377	L E Lundbergforetagen AB, Class B	4,212,932
701,475	SSAB AB, Class A (b)	3,839,552
531,900	Svenska Cellulosa AB SCA, Class B	5,482,335
175,324	Volvo AB, Class B	3,263,641
452,542	Wallenstam AB, Class B	4,352,692

		65,171,097

	Switzerland – 5.1%
56,114	BKW AG	3,337,068
3,157	Bucher Industries AG	1,282,951
4,406	dormakaba Holding AG	4,103,284
3,644	Georg Fischer AG	4,816,535
6,066	Kuehne + Nagel International AG	1,073,821
38,434	LafargeHolcim Ltd.	2,167,324
291,995	OC Oerlikon Corp. AG	4,929,260
27,023	Pargesa Holding S.A.	2,343,315
9,218	SFS Group AG	1,070,838
151	Sika AG	1,199,384
3,497	Straumann Holding AG	2,470,814
11,009	Temenos Group AG	1,412,207
47,705	Vifor Pharma AG	6,114,582

		36,321,383

	United Kingdom – 21.5%
458,845	3i Group PLC	5,659,220
267,684	Aggreko PLC	2,887,694
312,748	Anglo American PLC	6,542,868
353,151	Antofagasta PLC	4,791,908
93,146	Ashtead Group PLC	2,505,160
26,240	Associated British Foods PLC	999,068

See Notes to Financial Statements	Page 49

First Trust Europe AlphaDEX® Fund (FEP)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	United Kingdom (Continued)
202,502	Babcock International Group PLC	$1,928,894
559,238	Barratt Developments PLC	4,888,982
101,650	Bellway PLC	4,889,959
90,164	Berkeley Group Holdings PLC	5,109,215
127,478	BHP Billiton PLC	2,620,442
17,665	Carnival PLC	1,166,762
169,984	DS Smith PLC	1,187,683
539,678	Electrocomponents PLC	4,564,969
1,338,419	Evraz PLC	6,144,026
484,306	GKN PLC	2,088,511
2,211,854	Hays PLC	5,462,006
402,812	HomeServe PLC	4,402,519
291,257	Inchcape PLC	3,077,108
268,542	Intermediate Capital Group PLC	4,155,075
50,452	Intertek Group PLC	3,535,312
1,056,558	J Sainsbury PLC	3,443,599
48,997	Johnson Matthey PLC	2,034,214
541,597	Kaz Minerals PLC (b)	6,540,916
1,122,748	Kingfisher PLC	5,119,121
321,632	Meggitt PLC	2,093,960
121,825	NMC Health PLC	4,745,306
64,899	Persimmon PLC	2,399,128
46,899	Prudential PLC	1,206,576
70,363	Renishaw PLC	4,963,781
836,178	Rentokil Initial PLC	3,590,111
72,374	Rio Tinto PLC	3,851,955
654,230	Royal Mail PLC	3,996,971
253,766	RPC Group PLC	3,020,214
106,259	Smiths Group PLC	2,137,637
457,425	Sophos Group PLC (g)	3,520,276
59,975	SSE PLC	1,068,873
779,396	SSP Group PLC	7,187,219
966,379	Standard Life Aberdeen PLC	5,696,567
387,595	Tate & Lyle PLC	3,678,879
428,568	Taylor Wimpey PLC	1,194,295
715,806	Wm Morrison Supermarkets PLC	2,125,213

		152,222,192

	Total Common Stocks	665,186,835

	(Cost $589,704,200)

REAL ESTATE INVESTMENT TRUSTS (a) – 5.8%
	France – 3.0%
32,456	Fonciere Des Regions	3,679,272
34,652	Gecina S.A.	6,398,731
143,158	Klepierre S.A.	6,297,878
18,486	Unibail-Rodamco SE	4,657,890

		21,033,771

	Spain – 1.4%
453,112	Inmobiliaria Colonial Socimi S.A.	4,503,189
405,655	Merlin Properties Socimi S.A.	5,499,994

		10,003,183

Shares	Description	Value

	United Kingdom – 1.4%
468,073	Hammerson PLC	$3,456,869
781,577	Segro PLC	6,194,295

		9,651,164

	Total Real Estate Investment Trusts	40,688,118

	(Cost $36,017,202)

MONEY MARKET FUNDS – 0.3%
2,394,076	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 1.24% (h) (i)	2,394,076

	(Cost $2,394,076)

Principal Value	Description	Value

REPURCHASE AGREEMENTS – 0.6%
$4,353,528	RBC Capital Markets LLC, 1.35% (h), dated 12/29/17, due 1/2/18, with a maturity value of $4,354,182. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $4,458,359. (i)	4,353,528

	(Cost $4,353,528)

	Total Investments – 100.8%	712,622,557
	(Cost $632,469,006) (j)

	Net Other Assets and Liabilities – (0.8)%	(5,535,236)

	Net Assets – 100.0%	$707,087,321

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,850,941 and the total value of the collateral held by the Fund is $6,747,604.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(e)	This issuer has filed for protection in federal bankruptcy court.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Page 50	See Notes to Financial Statements

First Trust Europe AlphaDEX® Fund (FEP)

Portfolio of Investments (Continued)

December 31, 2017

(g)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(h)	Rate shown reflects yield as of December 31, 2017.
(i)	This security serves as collateral for securities on loan.
(j)	Aggregate cost for federal income tax purposes was $637,299,580. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $96,010,994 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,688,017. The net unrealized appreciation was $75,322,977.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks: Portugal	$4,419,437	$4,419,437	$—	$—	**
Other Country Categories*	660,767,398	660,767,398	—	—
Total Common Stocks	665,186,835	665,186,835	—	—	**
Real Estate Investment Trusts*	40,688,118	40,688,118	—	—
Money Market Funds	2,394,076	2,394,076	—	—
Repurchase Agreements	4,353,528	—	4,353,528	—
Total Investments	$712,622,557	$708,269,029	$4,353,528	$—	**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$—	*
Net Realized Gain (Loss)
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	—	*

Total Level 3 holdings	$—	*

*	Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I –Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$3,850,941
Non-cash Collateral (2)	(3,850,941)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 51

First Trust Europe AlphaDEX® Fund (FEP)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$4,353,528
Non-cash Collateral (4)	(4,353,528)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
EUR	52.9%
GBP	25.3
SEK	9.2
CHF	5.1
DKK	3.4
NOK	3.2
USD	0.9
Total	100.0%

Currency Abbreviations

CHF     Swiss Franc

DKK    Danish Krone

EUR     Euro

GBP     British Pound Sterling

NOK    Norwegian Krone

SEK     Swedish Krona

USD    United States Dollar

Page 52	See Notes to Financial Statements

First Trust Latin America AlphaDEX® Fund (FLN)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 96.2%

	Brazil – 63.6%
15,686	B3 S.A. – Brasil Bolsa Balcao	$107,723
53,593	Banco Bradesco S.A. (Preference Shares)	546,900
32,294	Banco do Brasil S.A.	309,787
44,271	Braskem S.A., Class A (Preference Shares)	572,156
10,018	Cia Brasileira de Distribuicao (Preference Shares)	238,377
56,443	Cia de Saneamento Basico do Estado de Sao Paulo	584,151
27,495	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	554,525
145,698	Cia Energetica de Minas Gerais (Preference Shares)	301,753
117,280	Cia Siderurgica Nacional S.A. (b)	296,285
83,999	Embraer S.A.	506,460
20,728	Engie Brasil Energia S.A.	221,896
17,535	Fibria Celulose S.A.	252,947
25,999	Itau Unibanco Holding S.A. (Preference Shares)	333,736
170,302	Itausa – Investimentos Itau S.A. (Preference Shares)	555,506
176,794	JBS S.A.	522,851
20,473	Klabin S.A.	108,626
37,475	Kroton Educacional S.A.	207,874
97,649	Localiza Rent a Car S.A.	649,404
31,255	Lojas Renner S.A.	334,400
25,312	Magazine Luiza S.A.	612,140
49,109	Petroleo Brasileiro S.A. (Preference Shares) (b)	238,357
39,892	Porto Seguro S.A.	436,911
29,738	Qualicorp S.A.	277,917
5,009	Raia Drogasil S.A.	138,623
31,074	Rumo S.A. (b)	121,501
41,036	Suzano Papel e Celulose S.A.	231,215
29,775	Telefonica Brasil S.A. (Preference Shares)	436,424
97,581	TIM Participacoes S.A.	385,370
193,155	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares) (b)	529,894
35,364	Vale S.A.	429,217

		11,042,926

	Chile – 10.3%
38,749	Cencosud S.A.	113,968
1,477,217	Colbun S.A.	332,482
36,390	Empresas COPEC S.A.	576,539
259,963	Sociedad Matriz del Banco de Chile S.A., Class B	130,953

Shares	Description	Value

	Chile (Continued)
10,711	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	$634,410

		1,788,352

	Colombia – 6.1%
21,307	Bancolombia S.A.	214,038
17,065	Grupo de Inversiones Suramericana S.A.	230,435
128,146	Interconexion Electrica S.A. ESP	609,720

		1,054,193

	Mexico – 16.2%
93,814	Alfa S.A.B. de C.V., Class A	103,297
533,855	America Movil S.A.B. de C.V., Series L	459,937
521,274	Cemex S.A.B. de C.V. (c)	389,978
24,785	Fomento Economico Mexicano S.A.B. de C.V.	233,108
10,476	Grupo Elektra S.A.B. de C.V.	374,925
17,174	Grupo Financiero Banorte, S.A.B. de C.V., O Shares	94,270
38,728	Grupo Mexico S.A.B. de C.V., Series B	127,889
63,728	Industrias Bachoco S.A.B. de C.V., Series B	303,950
4,768	Industrias Penoles S.A.B. de C.V.	99,640
84,612	Infraestructura Energetica Nova S.A.B. de C.V.	413,969
89,716	Mexichem S.A.B. de C.V.	222,071

		2,823,034

	Total Common Stocks	16,708,505

	(Cost $14,819,828)
REAL ESTATE INVESTMENT TRUSTS – 3.0%

	Mexico – 3.0%
351,037	Fibra Uno Administracion S.A. de C.V.	519,348

	(Cost $652,914)
	Total Investments – 99.2%	17,227,853
	(Cost $15,472,742) (d)
	Net Other Assets and Liabilities – 0.8%	135,410

	Net Assets – 100.0%	$17,363,263

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2017, the Fund received 140,917 PIK shares of Cemex S.A.B. de C.V.

See Notes to Financial Statements	Page 53

First Trust Latin America AlphaDEX® Fund (FLN)

Portfolio of Investments (Continued)

December 31, 2017

(d)	Aggregate cost for federal income tax purposes was $15,720,382. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,342,036 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $834,565. The net unrealized appreciation was $1,507,471.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs
Common Stocks*	$ 16,708,505	$ 16,708,505	$ —	$ —
Real Estate Investment Trusts*	519,348	519,348	—	—
Total Investments	$ 17,227,853	$ 17,227,853	$ —	$ —

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Page 54	See Notes to Financial Statements

First Trust Brazil AlphaDEX® Fund (FBZ)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 96.8%

	Aerospace & Defense – 1.4%
22,351	Embraer S.A.	$134,762

	Banks – 9.1%
12,013	Banco Bradesco S.A. (Preference Shares)	122,589
12,618	Banco do Brasil S.A.	121,041
38,604	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	173,404
6,763	Banco Santander Brasil S.A.	64,998
9,202	Itau Unibanco Holding S.A. (Preference Shares)	118,122
74,982	Itausa – Investimentos Itau S.A. (Preference Shares)	244,583

		844,737

	Chemicals – 2.1%
14,832	Braskem S.A., Class A (Preference Shares)	191,688

	Containers & Packaging – 1.8%
31,254	Klabin S.A.	165,829

	Diversified Consumer Services – 1.4%
22,742	Kroton Educacional S.A.	126,150

	Diversified Telecommunication Services – 2.4%
15,063	Telefonica Brasil S.A. (Preference Shares)	220,784

	Electric Utilities – 11.4%
51,519	Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	352,561
13,107	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	264,345
64,762	Cia Energetica de Minas Gerais (Preference Shares)	134,128
34,465	Cia Paranaense de Energia, Class B (Preference Shares)	259,233
11,916	EDP – Energias do Brasil S.A.	50,292

		1,060,559

	Food & Staples Retailing – 5.5%
10,381	Cia Brasileira de Distribuicao (Preference Shares)	247,015
9,647	Raia Drogasil S.A.	266,978

		513,993

	Food Products – 7.6%
129,467	JBS S.A.	382,886
17,148	M. Dias Branco S.A.	269,335

Shares	Description	Value

	Food Products (Continued)
9,830	Sao Martinho S.A.	$57,194

		709,415

	Health Care Providers & Services – 6.0%
31,546	Fleury S.A.	281,594
29,457	Qualicorp S.A.	275,291

		556,885

	Household Durables – 1.8%
37,519	MRV Engenharia e Participacoes S.A.	170,114

	Independent Power and Renewable Electricity Producers – 0.6%
4,985	Engie Brasil Energia S.A.	53,365

	Insurance – 4.8%
5,902	BB Seguridade Participacoes S.A.	50,691
16,571	Porto Seguro S.A.	181,491
38,211	Sul America S.A.	214,952

		447,134

	Media – 1.9%
4,354	Multiplus S.A.	45,941
5,601	Smiles Fidelidade S.A.	128,159

		174,100

	Metals & Mining – 7.1%
32,832	Bradespar S.A. (Preference Shares)	284,265
70,648	Cia Siderurgica Nacional S.A. (a)	178,478
73,515	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares) (a)	201,678

		664,421

	Multiline Retail – 9.7%
24,702	Lojas Renner S.A.	264,289
26,419	Magazine Luiza S.A.	638,911

		903,200

	Oil, Gas & Consumable Fuels – 3.9%
4,890	Cosan S.A. Industria e Comercio	61,179
41,007	Petroleo Brasileiro S.A. (Preference Shares) (a)	199,033
4,362	Ultrapar Participacoes S.A.	98,625

		358,837

	Paper & Forest Products – 3.0%
10,002	Fibria Celulose S.A.	144,282

See Notes to Financial Statements	Page 55

First Trust Brazil AlphaDEX® Fund (FBZ)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Paper & Forest Products (Continued)
23,714	Suzano Papel e Celulose S.A.	$133,615

		277,897

	Real Estate Management & Development – 0.7%
5,136	Iguatemi Empresa de Shopping Centers S.A.	60,989

	Road & Rail – 4.8%
56,174	Localiza Rent a Car S.A.	373,579
19,547	Rumo S.A. (a)	76,430

		450,009

	Textiles, Apparel & Luxury Goods – 1.8%
19,791	Grendene S.A.	169,743

	Transportation Infrastructure – 1.9%
49,010	EcoRodovias Infraestrutura e Logistica S.A.	181,732

	Water Utilities – 5.4%
21,362	Cia de Saneamento Basico do Estado de Sao Paulo	221,084
21,638	Cia de Saneamento de Minas Gerais-Copasa	283,040

		504,124

	Wireless Telecommunication Services – 0.7%
17,271	TIM Participacoes S.A.	68,207

	Total Investments – 96.8%	9,008,674
	(Cost $6,020,307) (b)
	Net Other Assets and Liabilities – 3.2%	298,862

	Net Assets – 100.0%	$9,307,536

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $6,759,410. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,936,275 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $687,011. The net unrealized appreciation was $2,249,264.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs
Common Stocks*	$ 9,008,674	$ 9,008,674	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Brazil	96.8%
Total Investments	96.8
Net Other Assets and Liabilities	3.2

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Page 58	See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 100.2%

	Airlines – 1.3%
91,250	China Southern Airlines Co., Ltd., Class H	$94,253

	Auto Components – 0.8%
25,000	Nexteer Automotive Group Ltd.	59,581

	Automobiles – 10.3%
119,000	BAIC Motor Corp. Ltd., Class H (a)	155,055
116,643	Chongqing Changan Automobile Co., Ltd., Class B	128,395
163,395	Dongfeng Motor Group Co., Ltd., Class H	197,843
71,761	Geely Automobile Holdings Ltd.	248,913
31,250	Great Wall Motor Co., Ltd., Class H	35,798

		766,004

	Banks – 0.5%
56,500	Chongqing Rural Commercial Bank Co., Ltd., Class H	39,919

	Capital Markets – 3.8%
102,750	China Cinda Asset Management Co., Ltd., Class H	37,613
88,750	China Everbright Ltd.	198,564
99,000	China Huarong Asset Management Co., Ltd., Class H (a)	46,757

		282,934

	Chemicals – 1.1%
143,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	81,449

	Communications Equipment – 4.5%
96,814	BYD Electronic International Co., Ltd.	210,906
32,300	ZTE Corp., Class H (b)	121,339

		332,245

	Construction Materials – 1.4%
228,625	BBMG Corp., Class H	103,883

	Diversified Telecommunication Services – 3.3%
133,932	China Communications Services Corp., Ltd., Class H	89,827
322,929	China Telecom Corp., Ltd., Class H	153,759

		243,586

Shares	Description	Value

	Electronic Equipment, Instruments & Components – 1.5%
8,750	Sunny Optical Technology Group Co., Ltd.	$111,883

	Health Care Providers & Services – 0.9%
25,864	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	70,016

	Household Durables – 0.5%
15,000	Haier Electronics Group Co., Ltd.	41,086

	Independent Power and Renewable Electricity Producers – 4.2%
53,125	China Longyuan Power Group Corp., Ltd., Class H	37,806
78,750	China Resources Power Holdings Co., Ltd.	146,758
374,388	Huaneng Renewables Corp., Ltd., Class H	126,987

		311,551

	Industrial Conglomerates – 3.2%
39,814	Beijing Enterprises Holdings Ltd.	236,453

	Insurance – 0.8%
5,939	Ping An Insurance Group Co. of China Ltd., Class H	61,839

	Machinery – 2.0%
42,189	China Conch Venture Holdings Ltd.	97,739
44,375	Weichai Power Co., Ltd., Class H	48,619

		146,358

	Marine – 1.0%
138,750	COSCO SHIPPING Energy Transportation Co., Ltd., Class H	75,832

	Metals & Mining – 6.5%
225,500	Aluminum Corp. of China, Ltd., Class H (b)	161,343
103,750	Angang Steel Co., Ltd., Class H	94,948
480,999	Maanshan Iron & Steel Co., Ltd., Class H (b)	227,175

		483,466

	Oil, Gas & Consumable Fuels – 4.9%
112,173	Inner Mongolia Yitai Coal Co., Ltd., Class B	161,641

See Notes to Financial Statements	Page 57

First Trust China AlphaDEX® Fund (FCA)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Oil, Gas & Consumable Fuels (Continued)
172,500	Yanzhou Coal Mining Co., Ltd., Class H	$201,802

		363,443

	Real Estate Management & Development – 37.5%
125,500	Agile Group Holdings Ltd.	190,511
107,125	China Evergrande Group	369,522
382,249	China Jinmao Holdings Group Ltd.	168,304
52,500	China Overseas Land & Investment Ltd.	169,000
13,661	China Resources Land Ltd.	40,216
165,915	Country Garden Holdings Co., Ltd.	316,419
123,810	Guangzhou R&F Properties Co., Ltd., Class H	279,224
235,000	Logan Property Holdings Co., Ltd.	243,035
53,598	Longfor Properties Co., Ltd.	134,323
187,725	Red Star Macalline Group Corp., Ltd., Class H (a)	304,191
261,749	Shenzhen Investment Ltd.	108,548
235,814	Sino-Ocean Land Holdings Ltd.	162,686
73,375	Sunac China Holdings Ltd.	303,818

		2,789,797

	Semiconductors & Semiconductor Equipment – 3.1%
917,323	Hanergy Thin Film Power Group Ltd. (b) (c) (d)	0
132,825	Semiconductor Manufacturing International Corp. (b) (e)	229,851

		229,851

	Specialty Retail – 3.2%
103,064	Zhongsheng Group Holdings Ltd.	235,338

	Technology Hardware, Storage & Peripherals – 3.9%
260,423	BOE Technology Group Co., Ltd., Class B	165,663
28,114	Legend Holdings Corp., Class H (a)	129,184

		294,847

	Total Common Stocks	7,455,614

	(Cost $7,203,930)

Shares	Description	Value
MONEY MARKET FUNDS – 0.6%
48,323	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 1.24% (f) (g)	$48,323

	(Cost $48,323)

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 1.2%
$87,874	RBC Capital Markets LLC, 1.35% (f), dated 12/29/17, due 1/2/18, with a maturity value of $87,887. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $89,990. (g)	87,874

	(Cost $87,874)
	Total Investments – 102.0%	7,591,811
	(Cost $7,340,127) (h)
	Net Other Assets and Liabilities – (2.0)%	(148,366)

	Net Assets – 100.0%	$7,443,445

(a)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(d)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(e)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $129,421 and the total value of the collateral held by the Fund is $136,197.
(f)	Rate shown reflects yield as of December 31, 2017.
(g)	This security serves as collateral for securities on loan.
(h)	Aggregate cost for federal income tax purposes was $7,399,710. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $945,862 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $753,761. The net unrealized appreciation was $192,101.

Page 58	See Notes to Financial Statements

First Trust China AlphaDEX® Fund (FCA)

Portfolio of Investments (Continued)

December 31, 2017

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs
Common Stocks:
Semiconductors & Semiconductor Equipment	$229,851	$229,851	$—	$ —**
Other industry categories*	7,225,763	7,225,763	—	—
Total Common Stocks	7,455,614	7,455,614	—	—**
Money Market Funds	48,323	48,323	—	—
Repurchase Agreements	87,874	—	87,874	—
Total Investments	$7,591,811	$7,503,937	$87,874	$ —**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$—	**
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	—	**

Total Level 3 holdings	$—	**

**	Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$129,421
Non-cash Collateral (2)	(129,421)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 59

First Trust China AlphaDEX® Fund (FCA)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$87,874
Non-cash Collateral (4)	(87,874)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
China	46.1%
Cayman Islands	34.7
Hong Kong	18.8
United States	1.8
Bermuda	0.6
Total Investments	102.0
Net Other Assets and Liabilities	(2.0)

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Page 60	See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 99.9%

	Airlines – 2.2%
7,000	ANA Holdings, Inc.	$292,363
39,200	Japan Airlines Co., Ltd.	1,533,558

		1,825,921

	Auto Components – 7.3%
14,200	Aisin Seiki Co., Ltd.	797,746
17,200	Denso Corp.	1,032,381
34,400	NOK Corp.	803,252
62,900	Sumitomo Electric Industries Ltd.	1,063,452
57,400	Sumitomo Rubber Industries Ltd.	1,067,765
51,600	Toyota Boshoku Corp.	1,080,314
4,600	Toyota Industries Corp.	295,576

		6,140,486

	Automobiles – 8.2%
44,400	Honda Motor Co., Ltd.	1,521,835
19,600	Isuzu Motors Ltd.	328,247
86,800	Mazda Motor Corp.	1,164,395
121,700	Nissan Motor Co., Ltd.	1,213,490
7,200	Subaru Corp.	228,956
20,400	Suzuki Motor Corp.	1,182,992
18,500	Toyota Motor Corp.	1,184,295

		6,824,210

	Banks – 1.3%
38,200	Hachijuni Bank (The) Ltd.	219,351
195,300	Mebuki Financial Group, Inc.	826,786

		1,046,137

	Building Products – 0.3%
5,800	Asahi Glass Co., Ltd.	251,200

	Chemicals – 11.9%
22,500	Asahi Kasei Corp.	290,249
97,400	Daicel Corp.	1,108,203
13,500	DIC Corp.	510,406
8,100	Hitachi Chemical Co., Ltd.	208,044
87,800	Mitsubishi Chemical Holdings Corp.	963,521
34,400	Mitsubishi Gas Chemical Co., Inc.	987,655
36,600	Mitsui Chemicals, Inc.	1,177,502
52,200	Showa Denko KK	2,230,690
62,900	Teijin Ltd.	1,401,189
47,300	Tosoh Corp.	1,072,147

		9,949,606

	Construction & Engineering –4.3%
143,000	Kajima Corp.	1,375,744
60,100	Kinden Corp.	980,375
82,400	Obayashi Corp.	997,503
5,300	Taisei Corp.	263,883

		3,617,505

Shares	Description	Value
	Construction Materials – 0.7%
13,300	Taiheiyo Cement Corp.	$574,258

	Distributors – 0.7%
21,300	Canon Marketing Japan, Inc.	575,625

	Diversified Consumer Services – 0.8%
19,200	Benesse Holdings, Inc.	677,346

	Diversified Financial Services – 2.0%
31,300	ORIX Corp.	529,051
24,200	Tokyo Century Corp.	1,174,831

		1,703,882

	Diversified Telecommunication Services – 0.9%
15,400	Nippon Telegraph & Telephone Corp.	724,521

	Electric Utilities – 2.4%
72,900	Chubu Electric Power Co., Inc.	906,115
17,600	Kansai Electric Power (The) Co., Inc.	215,558
19,900	Kyushu Electric Power Co., Inc.	208,581
176,300	Tokyo Electric Power Co., Holdings, Inc. (a)	697,846

		2,028,100

	Electronic Equipment, Instruments & Components – 2.7%
20,000	Nippon Electric Glass Co., Ltd.	763,257
18,400	TDK Corp.	1,468,081

		2,231,338

	Food & Staples Retailing – 1.7%
32,700	Welcia Holdings Co., Ltd.	1,413,348

	Food Products – 1.4%
43,200	Nichirei Corp.	1,194,302

	Gas Utilities – 0.5%
23,700	Osaka Gas Co., Ltd.	456,437

	Health Care Providers & Services – 0.9%
39,300	Medipal Holdings Corp.	769,781

	Household Durables – 4.7%
79,800	Haseko Corp.	1,240,113
72,700	Iida Group Holdings Co., Ltd.	1,371,089
71,400	Panasonic Corp.	1,045,257
13,700	Sekisui House Ltd.	247,494

		3,903,953

See Notes to Financial Statements	Page 61

First Trust Japan AlphaDEX® Fund (FJP)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Independent Power and Renewable Electricity Producers – 0.6%
19,600	Electric Power Development Co., Ltd.	$527,943

	Insurance – 1.2%
14,400	MS&AD Insurance Group Holdings, Inc.	487,434
12,500	Sompo Holdings, Inc.	484,136

		971,570

	Internet & Direct Marketing Retail – 0.7%
19,700	Start Today Co., Ltd.	598,824

	Internet Software & Services – 1.2%
21,600	DeNA Co., Ltd.	445,323
13,100	Mixi, Inc.	588,294

		1,033,617

	IT Services – 5.2%
164,000	Fujitsu Ltd.	1,168,341
34,600	Itochu Techno-Solutions Corp.	1,501,611
43,500	NTT Data Corp.	516,942
15,600	Otsuka Corp.	1,196,219

		4,383,113

	Leisure Products – 1.1%
21,300	Bandai Namco Holdings, Inc.	696,610
18,000	Sega Sammy Holdings, Inc.	223,332

		919,942

	Machinery – 5.0%
16,200	Daifuku Co., Ltd.	882,787
7,100	IHI Corp.	236,299
66,300	JTEKT Corp.	1,139,177
30,100	Minebea Mitsumi Inc.	631,252
34,200	THK Co., Ltd.	1,283,923

		4,173,438

	Media – 0.6%
28,800	Nippon Television Holdings, Inc.	493,824

	Metals & Mining – 2.4%
52,300	Hitachi Metals Ltd.	751,022
27,900	JFE Holdings, Inc.	670,046
8,000	Mitsubishi Materials Corp.	284,712
10,700	Nippon Steel & Sumitomo Metal Corp.	274,539

		1,980,319

	Multiline Retail – 2.2%
21,300	Izumi Co., Ltd.	1,327,056
51,000	Takashimaya Co., Ltd.	536,818

		1,863,874

Shares	Description	Value

	Oil, Gas & Consumable Fuels – 2.5%
42,600	Idemitsu Kosan Co., Ltd.	$1,710,805
55,400	JXTG Holdings, Inc.	357,451

		2,068,256

	Paper & Forest Products – 1.5%
188,000	Oji Holdings Corp.	1,251,387

	Personal Products – 1.2%
6,700	Kose Corp.	1,045,955

	Pharmaceuticals – 0.7%
7,600	Nippon Shinyaku Co., Ltd.	567,260

	Real Estate Management & Development – 3.4%
61,500	Aeon Mall Co., Ltd.	1,202,982
28,400	Daiwa House Industry Co., Ltd.	1,090,631
24,700	Nomura Real Estate Holdings, Inc.	553,736

		2,847,349

	Road & Rail – 3.1%
7,400	Central Japan Railway Co.	1,325,334
19,400	Nippon Express Co., Ltd.	1,289,603

		2,614,937

	Semiconductors & Semiconductor Equipment – 2.8%
6,300	Rohm Co., Ltd.	697,795
9,000	Tokyo Electron Ltd.	1,629,465

		2,327,260

	Software – 2.1%
24,500	Nexon Co., Ltd. (a)	713,202
700	Nintendo Co., Ltd.	255,895
14,100	Trend Micro, Inc.	799,636

		1,768,733

	Technology Hardware, Storage & Peripherals – 1.0%
87,600	Konica Minolta, Inc.	842,764

	Trading Companies & Distributors – 5.4%
65,200	ITOCHU Corp.	1,216,912
37,500	Marubeni Corp.	271,611
31,800	MISUMI Group, Inc.	925,707
46,200	Mitsubishi Corp.	1,276,420
50,800	Mitsui & Co., Ltd.	825,965

		4,516,615

	Wireless Telecommunication Services – 1.1%
9,100	KDDI Corp.	226,500

Page 62	See Notes to Financial Statements

First Trust Japan AlphaDEX® Fund (FJP)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Wireless Telecommunication Services (Continued)
9,000	SoftBank Group Corp.	$712,492

		938,992

	Total Investments – 99.9%	83,643,928
	(Cost $72,094,930) (b)
	Net Other Assets and Liabilities – 0.1%	73,789

	Net Assets – 100.0%	$83,717,717

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $73,046,158. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,796,058 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,198,288. The net unrealized appreciation was $10,597,770.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs

Common Stocks*	$83,643,928	$83,643,928	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Japan	99.9%
Total Investments	99.9
Net Other Assets and Liabilities	0.1

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 63

First Trust South Korea AlphaDEX® Fund (FKO)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 98.2%

	Airlines – 2.3%
2,117	Korean Air Lines Co., Ltd. (a)	$66,938

	Auto Components – 4.4%
966	Hankook Tire Co., Ltd.	49,268
328	Hyundai Mobis Co., Ltd.	80,579

		129,847

	Automobiles – 5.4%
514	Hyundai Motor Co.	74,900
2,681	Kia Motors Corp.	83,895

		158,795

	Banks – 7.9%
1,358	Hana Financial Group, Inc.	63,172
2,874	Industrial Bank of Korea	44,162
710	KB Financial Group, Inc.	42,047
415	Shinhan Financial Group Co., Ltd.	19,150
4,440	Woori Bank	65,321

		233,852

	Biotechnology – 1.3%
181	Celltrion, Inc. (b)	37,382

	Building Products – 0.6%
47	KCC Corp.	16,727

	Capital Markets – 6.6%
876	Korea Investment Holdings Co., Ltd.	56,461
1,853	Mirae Asset Daewoo Co., Ltd.	15,907
6,896	NH Investment & Securities Co., Ltd.	89,537
992	Samsung Securities Co., Ltd.	33,915

		195,820

	Chemicals – 9.2%
3,391	Hanwha Chemical Corp.	100,094
122	Hyosung Corp.	15,897
141	LG Chem Ltd.	53,342
298	Lotte Chemical Corp.	102,437

		271,770

	Construction & Engineering – 1.0%
889	Hyundai Engineering & Construction Co., Ltd.	30,144

	Consumer Finance – 1.3%
1,049	Samsung Card Co., Ltd.	38,803

	Diversified Financial Services – 0.0%
43	Neoplux Co., Ltd. (a) (c)	0

	Electric Utilities – 3.0%
2,510	Korea Electric Power Corp.	89,446

Shares	Description	Value
	Electronic Equipment, Instruments & Components – 9.0%
2,208	LG Display Co., Ltd.	$61,668
621	LG Innotek Co., Ltd.	83,531
803	Samsung Electro-Mechanics Co., Ltd.	75,008
239	Samsung SDI Co., Ltd.	45,655

		265,862

	Food & Staples Retailing – 2.2%
262	E-MART, Inc.	66,323

	Gas Utilities – 1.0%
770	Korea Gas Corp. (a)	30,604

	Household Durables – 4.3%
1,277	LG Electronics, Inc.	126,442

	Industrial Conglomerates – 9.0%
108	CJ Corp.	18,310
1,296	Hanwha Corp.	50,240
795	LG Corp.	67,577
277	Samsung C&T Corp.	32,602
368	SK Holdings Co., Ltd.	97,281

		266,010

	Insurance – 1.9%
8,828	Hanwha Life Insurance Co., Ltd.	56,981

	Internet Software & Services – 0.9%
202	Kakao Corp.	25,850

	IT Services – 2.1%
333	Samsung SDS Co., Ltd.	62,211

	Machinery – 0.4%
1,645	Samsung Heavy Industries Co., Ltd. (a)	11,263

	Metals & Mining – 6.8%
1,646	Hyundai Steel Co.	90,099
45	Korea Zinc Co., Ltd.	20,723
285	POSCO	88,518

		199,340

	Multiline Retail – 1.6%
260	Lotte Shopping Co., Ltd.	48,330

	Oil, Gas & Consumable Fuels – 7.3%
1,201	GS Holdings Corp.	69,779
517	SK Innovation Co., Ltd.	98,759
432	S-Oil Corp.	47,213

		215,751

Page 64	See Notes to Financial Statements

First Trust South Korea AlphaDEX® Fund (FKO)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Semiconductors & Semiconductor Equipment – 3.7%
1,519	SK Hynix, Inc.	$108,546

	Software – 2.3%
162	NCSoft Corp.	67,718

	Technology Hardware, Storage & Peripherals – 0.7%
9	Samsung Electronics Co., Ltd.	21,421

	Wireless Telecommunication Services – 2.0%
231	SK Telecom Co., Ltd.	57,612

	Total Investments – 98.2%	2,899,788
	(Cost $2,148,873) (d)
	Net Other Assets and Liabilities – 1.8%	52,371

	Net Assets – 100.0%	$2,952,159

(a)	Non-income producing security.
(b)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the year ended December 31, 2017, the Fund received 3 shares of Celltrion, Inc.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(d)	Aggregate cost for federal income tax purposes was $2,167,926. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $802,019 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $70,157. The net unrealized appreciation was $731,862.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

				Level 2	Level 3
	Total		Level 1	Significant	Significant
	Value at		Quoted	Observable	Unobservable
	12/31/2017		Prices	Inputs	Inputs
Common Stocks:
Diversified Financial Services	$—	**	$ —	$ —**	$ —
Other industry categories*	2,899,788		2,899,788	—	—

Total Investments	$2,899,788		$ 2,899,788	$ —**	$ —

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
South Korea	98.2%
Total Investments	98.2
Net Other Assets and Liabilities	1.8

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 65

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 92.8%

	Australia – 3.7%
390,354	BlueScope Steel Ltd.	$4,681,298
96,858	CIMIC Group Ltd.	3,888,254
473,275	Crown Resorts Ltd.	4,807,932
1,041,391	Fortescue Metals Group Ltd.	3,965,221
827,743	Harvey Norman Holdings Ltd. (b)	2,693,180
550,881	Qantas Airways Ltd.	2,166,317
1,309,540	South32 Ltd.	3,565,972
306,749	Telstra Corp., Ltd.	868,807
659,475	TPG Telecom Ltd.	3,380,629

		30,017,610

	Austria – 1.0%
56,035	BUWOG AG	1,932,966
57,663	OMV AG	3,655,146
185,158	Telekom Austria AG	1,717,089
16,467	voestalpine AG	984,834

		8,290,035

	Belgium – 1.2%
71,310	KBC Ancora	4,491,113
101,519	Umicore S.A.	4,805,917

		9,297,030

	Bermuda – 3.1%
841,196	China Gas Holdings Ltd.	2,325,635
2,429,980	Chinese Estates Holdings Ltd.	3,925,117
583,200	Hongkong Land Holdings Ltd.	4,105,728
1,098,820	Johnson Electric Holdings Ltd.	4,606,047
811,268	Kerry Properties Ltd.	3,649,893
2,135,302	Nine Dragons Paper Holdings Ltd.	3,421,796
903,432	NWS Holdings Ltd.	1,630,441
441,640	Yue Yuen Industrial Holdings Ltd.	1,735,391

		25,400,048

	Canada – 5.5%
200,183	Air Canada (c)	4,121,508
122,228	ARC Resources Ltd.	1,434,259
209,274	Barrick Gold Corp.	3,026,731
150,616	Blackberry Ltd. (c)	1,682,298
419,886	Cenovus Energy, Inc.	3,834,758
160,146	First Capital Realty, Inc.	2,639,797
269,029	Husky Energy, Inc. (c)	3,798,938
26,354	Imperial Oil Ltd.	822,488
55,190	Linamar Corp.	3,214,368
245,456	Lundin Mining Corp.	1,632,468
47,329	Magna International, Inc.	2,682,353
88,448	Norbord, Inc.	2,994,004
28,955	Shopify, Inc., Class A (c)	2,927,979
202,595	Teck Resources Ltd., Class B	5,297,771
72,957	West Fraser Timber Co., Ltd.	4,502,207

		44,611,927

Shares	Description	Value

	Cayman Islands – 3.5%
304,396	CK Asset Holdings Ltd.	$2,661,032
793,112	Kingboard Chemical Holdings Ltd.	4,288,958
2,079,600	Kingboard Laminates Holdings Ltd.	3,242,034
3,280,810	Lee & Man Paper Manufacturing Ltd.	3,880,106
1,936,683	Shimao Property Holdings Ltd.	4,214,034
1,588,556	Sino Biopharmaceutical Ltd.	2,818,099
1,246,696	Wynn Macau Ltd.	3,949,356
2,550,168	Xinyi Glass Holdings Ltd.	3,322,822

		28,376,441

	Denmark – 1.2%
55,506	DSV A.S.	4,370,917
24,502	GN Store Nord A.S.	791,763
143,335	TDC A.S.	880,843
85,387	Topdanmark A.S. (c)	3,689,502

		9,733,025

	Finland – 0.5%
19,230	Neste OYJ	1,230,951
323,340	Outokumpu OYJ	3,002,806

		4,233,757

	France – 3.3%
213,055	Air France-KLM (c)	3,471,510
79,092	Alstom S.A.	3,283,964
19,629	Cie Plastic Omnium S.A.	892,497
46,977	Eurazeo S.A.	4,340,132
60,494	Faurecia	4,727,378
6,323	Kering	2,981,554
104,956	Natixis S.A.	830,644
35,265	Peugeot S.A.	717,412
34,200	Renault S.A.	3,443,236
11,251	Teleperformance	1,612,517

		26,300,844

	Germany – 7.1%
41,466	Aurubis AG	3,859,836
16,559	Bayerische Motoren Werke AG	1,725,166
61,732	Commerzbank AG (c)	926,235
21,062	Daimler AG	1,789,204
151,115	Deutsche Lufthansa AG	5,570,007
59,343	Deutsche Wohnen SE	2,596,050
106,104	Evotec AG (c)	1,718,670
28,495	Hella GmbH & Co., KGaA	1,763,164
54,764	Jungheinrich AG (Preference Shares)	2,585,304
35,101	KION Group AG	3,031,505
12,087	Krones AG (b)	1,660,546
41,510	LEG Immobilien AG	4,745,992
65,671	Porsche Automobil Holding SE (Preference Shares)	5,498,339
29,806	Rheinmetall AG	3,785,485
42,186	Sixt SE	3,771,463

Page 66	See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Germany (Continued)
10,299	Volkswagen AG (Preference Shares)	$2,056,865
98,689	Vonovia SE	4,901,073
5,859	Wacker Chemie AG	1,140,253
36,715	Wirecard AG	4,099,966

		57,225,123

	Hong Kong – 2.8%
119,688	Galaxy Entertainment Group Ltd.	960,525
507,199	Henderson Land Development Co., Ltd.	3,343,306
1,458,392	Melco International Development Ltd.	4,293,314
206,728	Sun Hung Kai Properties Ltd.	3,450,384
346,010	Swire Pacific Ltd., Class A	3,204,186
314,916	Techtronic Industries Co., Ltd.	2,053,664
832,402	Wharf Holdings (The) Ltd.	2,876,652
358,703	Wheelock & Co., Ltd.	2,561,886

		22,743,917

	Ireland – 0.3%
59,246	Kingspan Group PLC	2,587,897

	Israel – 0.3%
158,550	Bank Leumi Le-Israel BM	955,496
5,714	Elbit Systems Ltd.	763,585
10,914	Frutarom Industries Ltd.	1,024,075

		2,743,156

	Italy – 1.9%
24,209	Banca Generali S.p.A.	805,768
405,100	Banco BPM S.p.A. (c)	1,273,475
418,378	Enel S.p.A.	2,575,213
1,252,061	Iren S.p.A	3,755,713
29,098	Moncler S.p.A.	910,537
52,593	Societa Iniziative Autostradali e Servizi S.p.A.	979,370
1,793,173	Telecom Italia S.p.A. (c)	1,550,184
324,006	Unione di Banche Italiane S.p.A.	1,417,414
64,264	Yoox Net-A-Porter Group S.p.A. (b) (c)	2,245,361

		15,513,035

	Japan – 24.4%
66,800	ANA Holdings, Inc.	2,789,978
22,730	Asahi Glass Co., Ltd.	984,446
136,450	Asahi Kasei Corp.	1,760,196
9,400	Central Japan Railway Co.	1,683,532
67,876	Chubu Electric Power Co., Inc.	843,668
175,900	COMSYS Holding Corp.	5,097,080
279,000	Daicel Corp.	3,174,422
17,200	Daifuku Co., Ltd.	937,280
14,000	Daito Trust Construction Co., Ltd.	2,854,670
75,000	DeNA Co., Ltd.	1,546,261
33,100	Denso Corp.	1,986,734

Shares	Description	Value
	Japan (Continued)
23,200	DIC Corp.	$877,142
12,200	Disco Corp.	2,714,480
21,700	FUJIFILM Holdings Corp.	886,874
76,500	Furukawa Electric Co., Ltd.	3,774,928
189,000	Haseko Corp.	2,937,111
113,300	Hitachi Construction Machinery Co., Ltd.	4,117,715
239,000	Hitachi Ltd.	1,862,153
120,862	Hitachi Metals Ltd.	1,735,564
85,060	Honda Motor Co., Ltd.	2,915,480
59,400	Idemitsu Kosan Co., Ltd.	2,385,489
188,486	Iida Group Holdings Co., Ltd.	3,554,761
51,300	ITOCHU Corp.	957,479
22,600	Itochu Techno-Solutions Corp.	980,821
124,216	Japan Airlines Co., Ltd.	4,859,500
129,100	JFE Holdings, Inc.	3,100,462
182,100	JTEKT Corp.	3,128,872
424,000	Kajima Corp.	4,079,130
72,700	Kamigumi Co., Ltd.	1,608,530
31,800	KDDI Corp.	791,507
147,200	Kobe Steel Ltd. (c)	1,365,201
40,400	Koito Manufacturing Co., Ltd.	2,839,743
204,700	Konica Minolta, Inc.	1,969,335
123,100	Marubeni Corp.	891,608
75,000	Matsumotokiyoshi Holdings Co., Ltd.	3,088,529
164,340	Mazda Motor Corp.	2,204,570
217,200	Mebuki Financial Group, Inc.	919,498
63,600	MISUMI Group, Inc.	1,851,413
176,500	Mitsubishi Chemical Holdings Corp.	1,936,918
36,000	Mitsubishi Corp.	994,613
71,800	Mitsubishi Gas Chemical Co., Inc.	2,061,442
24,336	Mitsubishi Materials Corp.	866,096
106,200	Mitsubishi Motors Corp.	767,223
113,600	Mitsui & Co., Ltd.	1,847,040
27,600	Mitsui Chemicals, Inc.	887,952
34,700	Mixi, Inc.	1,558,305
90,300	Nabtesco Corp.	3,462,134
64,200	Nexon Co., Ltd. (c)	1,868,880
6,700	Nidec Corp.	940,111
51,600	Nihon M&A Center, Inc.	2,459,215
2,200	Nintendo Co., Ltd.	804,242
38,500	Nippon Express Co., Ltd.	2,559,263
109,700	Nippon Steel & Sumitomo Metal Corp.	2,814,668
36,458	Nippon Telegraph & Telephone Corp.	1,715,233
254,600	Nissan Motor Co., Ltd.	2,538,656
112,400	NOK Corp.	2,624,579
157,700	Nomura Real Estate Holdings, Inc.	3,535,391
70,200	Obayashi Corp.	849,814
52,100	ORIX Corp.	880,625
180,300	Persol Holdings Co., Ltd.	4,518,901

See Notes to Financial Statements	Page 67

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Japan (Continued)
193,800	Recruit Holdings Co., Ltd.	$4,815,975
147,300	Relo Group, Inc.	4,013,410
9,700	Rohm Co., Ltd.	1,074,382
8,400	Ryohin Keikaku Co., Ltd.	2,616,730
180,500	Sega Sammy Holdings, Inc.	2,239,530
49,900	Sekisui House Ltd.	901,455
134,800	Showa Denko KK	5,760,479
304,200	Sojitz Corp.	934,131
22,400	Square Enix Holdings Co., Ltd.	1,065,578
79,500	Start Today Co., Ltd.	2,416,574
23,360	Subaru Corp.	742,835
58,300	Sumitomo Corp.	990,854
102,900	Sumitomo Electric Industries Ltd.	1,739,734
21,000	Sumitomo Heavy Industries Ltd.	889,017
45,950	Sumitomo Rubber Industries Ltd.	854,770
48,100	Suzuki Motor Corp.	2,789,309
48,100	Taisei Corp.	2,394,861
61,700	TDK Corp.	4,922,858
170,700	Teijin Ltd.	3,802,591
123,500	THK Co., Ltd.	4,636,388
74,800	Tokyo Century Corp.	3,631,294
624,800	Tokyo Electric Power Co., Holdings, Inc. (c)	2,473,138
22,000	Tokyo Electron Ltd.	3,983,137
111,780	Tosoh Corp.	2,533,713
79,300	Toyota Boshoku Corp.	1,660,250
56,100	Yamaha Motor Co., Ltd.	1,839,712
79,500	Yaskawa Electric Corp.	3,503,151

		197,773,319

	Jersey – 0.6%
915,349	Glencore PLC	4,819,848

	Luxembourg – 1.7%
130,227	ArcelorMittal (c)	4,236,796
646,130	B&M European Value Retail S.A.	3,695,370
119,418	Grand City Properties S.A.	2,815,524
204,642	Subsea 7 S.A.	3,065,667

		13,813,357

	Mauritius – 0.3%
9,125,500	Golden Agri-Resources Ltd.	2,524,532

	Netherlands – 1.0%
288,371	Aegon N.V.	1,839,000
13,283	ASM International N.V.	898,403
80,266	NN Group N.V.	3,478,615
86,915	STMicroelectronics N.V.	1,897,986

		8,114,004

	New Zealand – 0.5%
722,859	a2 Milk Co., Ltd. (c)	4,134,181

	Norway – 1.1%
393,721	Leroy Seafood Group ASA	2,108,963

Shares	Description	Value
	Norway (Continued)
346,460	Norsk Hydro ASA	$2,630,962
494,579	Storebrand ASA	4,029,832

		8,769,757

	Portugal – 0.0%
81,454	Banco Espirito Santo S.A. (c) (d) (e) (f)	0

	Singapore – 1.4%
548,400	ComfortDelGro Corp., Ltd.	811,867
323,200	Venture Corp Ltd.	4,946,655
358,800	Wilmar International Ltd.	828,960
3,988,300	Yangzijiang Shipbuilding Holdings Ltd.	4,383,567

		10,971,049

	South Korea – 10.7%
13,821	Celltrion, Inc. (g)	2,854,442
58,666	GS Holdings Corp.	3,408,552
20,319	Hana Financial Group, Inc.	945,202
63,927	Hankook Tire Co., Ltd.	3,260,393
148,242	Hanwha Chemical Corp.	4,375,739
25,085	Hyundai Engineering & Construction Co., Ltd.	850,577
13,001	Hyundai Glovis Co., Ltd.	1,651,615
63,715	Hyundai Marine & Fire Insurance Co., Ltd.	2,797,258
16,036	Hyundai Mobis Co., Ltd.	3,939,534
12,785	Hyundai Motor Co.	1,863,024
72,885	Hyundai Steel Co.	3,989,595
26,726	Kakao Corp.	3,420,169
121,594	Kia Motors Corp.	3,804,959
74,009	Korea Electric Power Corp.	2,637,376
198,031	KT Corp., ADR	3,091,264
12,271	LG Chem Ltd.	4,642,245
59,686	LG Corp.	5,073,491
157,464	LG Display Co., Ltd.	4,397,902
23,352	LG Electronics, Inc.	2,312,187
216,200	LG Uplus Corp.	2,827,332
12,726	Lotte Chemical Corp.	4,374,544
2,072	NCSoft Corp.	866,116
6,069	POSCO	1,884,959
751	Samsung Electronics Co., Ltd.	1,787,444
6,683	SK Holdings Co., Ltd.	1,766,652
58,027	SK Hynix, Inc.	4,146,528
9,669	SK Innovation Co., Ltd.	1,847,004
15,091	SK Telecom Co., Ltd.	3,763,763
37,729	S-Oil Corp.	4,123,388

		86,703,254

	Spain – 0.8%
125,817	CIE Automotive S.A.	3,654,778
136,732	Repsol S.A.	2,419,034

		6,073,812

Page 68	See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Sweden – 4.7%
24,870	Boliden AB	$850,718
268,249	Castellum AB	4,525,809
205,279	Fabege AB	4,369,289
129,488	Fastighets AB Balder, Class B (c)	3,463,284
197,308	Hufvudstaden AB, Class A	3,160,545
157,689	Industrivarden AB, Class A	4,067,608
85,216	Investor AB, Class B	3,886,251
129,072	Kinnevik AB, Class B	4,363,188
31,598	L E Lundbergforetagen AB, Class B	2,361,250
174,730	SSAB AB, Class A (c)	956,392
198,735	Svenska Cellulosa AB SCA, Class B	2,048,377
87,343	Volvo AB, Class B	1,625,882
253,626	Wallenstam AB, Class B	2,439,455

		38,118,048

	Switzerland – 1.7%
13,979	BKW AG	831,323
3,294	dormakaba Holding AG	3,067,684
2,043	Georg Fischer AG	2,700,379
163,647	OC Oerlikon Corp. AG	2,762,577
1,306	Straumann Holding AG	922,758
28,520	Vifor Pharma AG	3,655,547

		13,940,268

	United Kingdom – 8.5%
342,882	3i Group PLC	4,228,976
233,707	Anglo American PLC	4,889,285
197,923	Antofagasta PLC	2,685,619
104,476	Barratt Developments PLC	913,352
37,980	Bellway PLC	1,827,060
50,532	Berkeley Group Holdings PLC	2,863,436
302,463	Electrocomponents PLC	2,558,441
1,000,157	Evraz PLC	4,591,231
1,652,848	Hays PLC	4,081,583
225,756	HomeServe PLC	2,467,392
145,099	Inchcape PLC	1,532,960
133,780	Intermediate Capital Group PLC	2,069,940
25,136	Intertek Group PLC	1,761,349
404,717	Kaz Minerals PLC (c)	4,887,804
629,246	Kingfisher PLC	2,869,020
91,036	NMC Health PLC	3,546,018
24,248	Persimmon PLC	896,378
52,579	Renishaw PLC	3,709,203
416,567	Rentokil Initial PLC	1,788,521
325,922	Royal Mail PLC	1,991,197
126,420	RPC Group PLC	1,504,597
227,878	Sophos Group PLC (h)	1,753,716
582,419	SSP Group PLC	5,370,791
577,717	Standard Life Aberdeen PLC	3,405,500

Shares	Description	Value
	United Kingdom (Continued)
96,545	Tate & Lyle PLC	$916,362

		69,109,731

	Total Common Stocks	751,939,005

	(Cost $677,135,994)
REAL ESTATE INVESTMENT TRUSTS (a) – 6.9%

	Australia – 3.1%
450,756	Dexus	3,429,098
1,079,181	GPT (The) Group	4,302,778
2,337,443	Mirvac Group	4,285,906
1,362,021	Scentre Group	4,452,783
746,894	Stockland	2,610,783
2,012,307	Vicinity Centres	4,270,679
273,098	Westfield Corp.	2,022,174

		25,374,201

	Canada – 0.1%
31,147	Canadian Apartment Properties REIT (b)	924,746

	France – 1.4%
8,084	Fonciere Des Regions	916,417
25,896	Gecina S.A.	4,781,876
85,582	Klepierre S.A.	3,764,966
6,909	Unibail-Rodamco SE	1,740,850

		11,204,109

	Hong Kong – 1.0%
6,086,220	Champion REIT	4,463,677
414,350	Link REIT	3,842,344

		8,306,021

	Spain – 0.7%
253,949	Inmobiliaria Colonial Socimi S.A.	2,523,836
242,508	Merlin Properties Socimi S.A.	3,287,998

		5,811,834

	United Kingdom – 0.6%
116,590	Hammerson PLC	861,054
467,239	Segro PLC	3,703,047

		4,564,101

	Total Real Estate Investment Trusts	56,185,012

	(Cost $51,263,665)
MONEY MARKET FUNDS – 0.3%
1,937,515	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 1.24% (i) (j)	1,937,515

	(Cost $1,937,515)

See Notes to Financial Statements	Page 69

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.4%
$ 3,523,292	RBC Capital Markets LLC, 1.35% (i), dated 12/29/17, due 1/2/18, with a maturity value of $3,523,820. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $3,608,130. (j)	$3,523,292

	(Cost $3,523,292)
	Total Investments – 100.4%	813,584,824
	(Cost $733,860,466) (k)
	Net Other Assets and Liabilities – (0.4)%	(3,390,745)

	Net Assets – 100.0%	$810,194,079

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,180,058 and the total value of the collateral held by the Fund is $5,460,807.
(c)	Non-income producing security.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(e)	This issuer has filed for protection in federal bankruptcy court.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(g)	Non-income producing security that makes payment-in-kind (“PIK”) distributions. For the fiscal year ended December 31, 2017, the Fund received 271 PIK shares of Celltrion, Inc.
(h)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(i)	Rate shown reflects yield as of December 31, 2017.
(j)	This security serves as collateral for securities on loan.

(k)	Aggregate cost for federal income tax purposes was $741,628,887. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $89,669,004 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $17,713,067. The net unrealized appreciation was $71,955,937.

ADR American Depositary Receipt

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

				Level 2	Level 3
	Total		Level 1	Significant	Significant
	Value at		Quoted	Observable	Unobservable
	12/31/2017		Prices	Inputs	Inputs

Common Stocks:
Portugal	$—	** $	—	$—	$ —**
Other Country Categories*	751,939,005		751,939,005	—	—
Total Common Stocks	751,939,005		751,939,005	—	—**
Real Estate Investment Trusts*	56,185,012		56,185,012	—	—
Money Market Funds	1,937,515		1,937,515	—	—
Repurchase Agreements	3,523,292		—	3,523,292	—

Total Investments	$813,584,824		$810,061,532	$3,523,292	$ —**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s

Page 70	See Notes to Financial Statements

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

Portfolio of Investments (Continued)

December 31, 2017

third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$—	*
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	—	*

Total Level 3 holdings	$—	*

* Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$5,180,058
Non-cash Collateral (2)	(5,180,058)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$3,523,292
Non-cash Collateral (4)	(3,523,292)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
JPY	24.3%
EUR	19.9
KRW	10.3
GBP	10.1
HKD	9.9
AUD	6.8
CAD	5.6
SEK	4.7
CHF	1.7
SGD	1.7
USD	1.6
NOK	1.4
DKK	1.2
NZD	0.5
ILS	0.3
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements	Page 71

First Trust Emerging Markets AlphaDEX® Fund (FEM)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 97.5%

	Bermuda – 0.0%
810,377	Hanergy Thin Film Power Group Ltd. (b) (c) (d)	$0

	Brazil – 8.5%
261,159	Banco Bradesco S.A. (Preference Shares)	2,665,048
87,427	Banco do Brasil S.A.	838,662
215,735	Braskem S.A., Class A (Preference Shares)	2,788,146
40,683	Cia Brasileira de Distribuicao (Preference Shares)	968,047
275,049	Cia de Saneamento Basico do Estado de Sao Paulo	2,846,592
223,303	Cia de Transmissao de Energia Electrica Paulista (Preference Shares)	4,503,624
170,554	Embraer S.A.	1,028,332
70,385	Itau Unibanco Holding S.A. (Preference Shares)	903,498
829,885	Itausa - Investimentos Itau S.A. (Preference Shares)	2,706,990
1,076,898	JBS S.A.	3,184,821
475,842	Localiza Rent a Car S.A.	3,164,534
84,615	Lojas Renner S.A.	905,305
205,579	Magazine Luiza S.A.	4,971,676
161,997	Porto Seguro S.A.	1,774,246
80,507	Qualicorp S.A.	752,379
60,456	Telefonica Brasil S.A. (Preference Shares)	886,127
784,373	Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference Shares) (d)	2,151,818
95,739	Vale S.A.	1,161,995

		38,201,840

	Cayman Islands – 12.2%
1,982,616	Agile Group Holdings Ltd.	3,009,635
1,982,469	China Conch Venture Holdings Ltd.	4,592,778
1,034,788	China Mengniu Dairy Co., Ltd.	3,079,391
6,928,083	CIFI Holdings Group Co., Ltd.	4,176,616
3,033,598	Country Garden Holdings Co., Ltd.	5,785,419
532,902	ENN Energy Holdings Ltd.	3,802,618
1,370,273	Geely Automobile Holdings Ltd.	4,752,990
194,036	General Interface Solution Holdings Ltd.	1,297,551
1,804,772	KWG Property Holding Ltd.	2,109,034
4,692,369	Logan Property Holdings Co., Ltd.	4,852,818
9,695,445	SOHO China Ltd.	5,671,194
842,671	Sunac China Holdings Ltd.	3,489,176
242,171	Sunny Optical Technology Group Co., Ltd.	3,096,550

Shares	Description	Value

	Cayman Islands (Continued)
2,226,542	Zhongsheng Group Holdings Ltd.	$5,084,126

		54,799,896

	Chile – 1.2%
147,774	Empresas COPEC S.A.	2,341,236
52,197	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	3,091,616

		5,432,852

	China – 19.0%
5,374,525	Aluminum Corp. of China, Ltd., Class H (d)	3,845,408
5,467,352	Angang Steel Co., Ltd., Class H	5,003,496
5,622,550	China Communications Services Corp., Ltd., Class H	3,770,988
4,818,840	China Molybdenum Co., Ltd., Class H	3,096,255
4,177,265	China National Building Material Co., Ltd., Class H (e)	3,737,315
7,533,371	China Telecom Corp., Ltd., Class H	3,586,929
2,917,441	Chongqing Changan Automobile Co., Ltd., Class B	3,211,375
7,192,766	COSCO SHIPPING Holdings Co., Ltd., Class H (d) (e)	3,710,150
3,650,066	Dongfeng Motor Group Co., Ltd., Class H	4,419,594
1,667,211	Guangzhou Automobile Group Co., Ltd., Class H	3,952,047
11,680,365	Huaneng Renewables Corp., Ltd., Class H	3,961,802
3,213,230	Inner Mongolia Yitai Coal Co., Ltd., Class B	4,630,264
1,161,525	Legend Holdings Corp., Class H (f)	5,337,201
9,862,290	Maanshan Iron & Steel Co., Ltd., Class H (d)	4,657,948
502,470	Ping An Insurance Group Co. of China Ltd., Class H	5,231,885
3,106,858	Red Star Macalline Group Corp., Ltd., Class H (f)	5,034,376
2,632,527	Shandong Chenming Paper Holdings Ltd., Class B	4,400,546
4,401,018	Weichai Power Co., Ltd., Class H	4,821,891
3,918,026	Yanzhou Coal Mining Co., Ltd., Class H	4,583,572
1,179,501	ZTE Corp., Class H (d)	4,430,951

		85,423,993

	Colombia – 0.9%
86,526	Bancolombia S.A.	869,191
624,458	Interconexion Electrica S.A. ESP	2,971,179

		3,840,370

Page 72	See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Czech Republic – 0.7%
144,172	CEZ A.S.	$3,361,592

	Hong Kong – 9.5%
896,852	Beijing Enterprises Holdings Ltd.	5,326,345
1,304,533	BYD Electronic International Co., Ltd.	2,841,876
2,097,126	China Everbright Ltd.	4,691,983
9,824,246	China Jinmao Holdings Group Ltd.	4,325,618
1,185,958	China Overseas Land & Investment Ltd.	3,817,665
2,989,951	CNOOC Ltd.	4,293,856
8,659,693	MMG Ltd. (d)	4,300,557
10,640,697	Shenzhen Investment Ltd.	4,412,712
7,230,555	Sino-Ocean Land Holdings Ltd.	4,988,281
3,481,728	Sinotruk Hong Kong Ltd.	3,921,643

		42,920,536

	Hungary – 0.7%
253,482	MOL Hungarian Oil & Gas PLC	2,941,462

	India – 7.1%
1,535,542	Ashok Leyland Ltd.	2,879,705
68,560	Bajaj Finance Ltd.	1,890,495
24,448	Bajaj Finserv Ltd.	2,004,792
523,761	Hindalco Industries Ltd.	2,249,643
442,890	Hindustan Petroleum Corp., Ltd.	2,907,382
52,213	Indiabulls Housing Finance Ltd.	975,913
157,324	Indian Oil Corp., Ltd.	958,696
1,014,424	JSW Steel Ltd	4,298,319
645,909	L&T Finance Holdings Ltd.	1,760,305
7,898	Maruti Suzuki India Ltd	1,204,644
161,374	Reliance Industries Ltd.	2,326,273
1,648,356	Rural Electrification Corp., Ltd.	4,026,144
386,229	Tata Steel Ltd.	4,423,382

		31,905,693

	Indonesia – 1.4%
28,478,141	Adaro Energy Tbk PT	3,904,134
1,755,831	Bank Negara Indonesia Persero Tbk PT	1,281,203
406,036	United Tractors Tbk PT	1,059,420

		6,244,757

	Malaysia – 1.6%
426,500	Genting Bhd	969,558
1,514,200	Genting Malaysia Bhd	2,106,485
1,115,900	MISC Bhd	2,045,955
568,900	Tenaga Nasional Bhd	2,145,148

		7,267,146

	Mexico – 1.8%
2,167,899	America Movil S.A.B. de C.V., Series L	1,867,728
1,058,406	Cemex S.A.B. de C.V. (g)	791,820
63,812	Grupo Elektra S.A.B. de C.V.	2,283,764

Shares	Description	Value

	Mexico (Continued)
345,053	Industrias Bachoco S.A.B. de C.V., Series B	$1,645,725
343,598	Infraestructura Energetica Nova S.A.B. de C.V.	1,681,074

		8,270,111

	Netherlands – 0.9%
107,442	X5 Retail Group N.V., GDR (d)	4,058,084

	Philippines – 0.6%
3,141,100	DMCI Holdings, Inc.	906,087
1,049,300	Semirara Mining & Power Corp.	773,522
55,490	SM Investments Corp.	1,100,463

		2,780,072

	Poland – 3.8%
270,905	Cyfrowy Polsat S.A.	1,934,730
860	LPP S.A.	2,201,296
1,321,427	PGE Polska Grupa Energetyczna S.A.	4,574,382
115,530	Polski Koncern Naftowy ORLEN S.A.	3,518,057
1,553,017	Polskie Gornictwo Naftowe i Gazownictwo S.A.	2,806,267
152,826	Powszechny Zaklad Ubezpieczen S.A.	1,850,973

		16,885,705

	Russia – 8.1%
2,698,451	Alrosa PJSC	3,514,894
1,622,461,547	Federal Grid Co. Unified Energy System PJSC	4,562,601
2,271,712	Gazprom PJSC	5,144,615
74,785,337	Inter RAO UES PJSC	4,412,497
90,601	LUKOIL PJSC	5,242,673
67,692	PhosAgro PJSC, GDR	1,039,072
3,201,882	Rostelecom PJSC	3,550,547
260,843,947	RusHydro PJSC	3,299,421
675,023	Tatneft PJSC	5,608,694

		36,375,014

	South Africa – 1.0%
220,832	Gold Fields Ltd.	965,610
141,480	Sappi Ltd.	1,023,436
70,214	Sasol Ltd.	2,429,924

		4,418,970

	Taiwan – 6.7%
1,576,867	Advanced Semiconductor Engineering, Inc.	2,021,523
117,238	Asustek Computer, Inc.	1,101,132
12,037,400	AU Optronics Corp.	5,015,836
207,086	Catcher Technology Co., Ltd.	2,282,515
2,437,574	Far Eastern New Century Corp.	2,195,238
317,255	Formosa Chemicals & Fibre Corp.	1,098,082
334,296	Foxconn Technology Co., Ltd.	957,105

See Notes to Financial Statements	Page 73

First Trust Emerging Markets AlphaDEX® Fund (FEM)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Taiwan (Continued)
10,336,001	Innolux Corp.	$4,306,884
675,540	Lite-On Technology Corp.	921,650
783,156	Nan Ya Plastics Corp.	2,050,098
1,022,758	Nanya Technology Corp.	2,618,887
371,676	Pegatron Corp.	899,261
1,537,497	Pou Chen Corp.	1,991,717
5,792,254	United Microelectronics Corp.	2,763,916

		30,223,844

	Thailand – 4.7%
2,284,200	Indorama Ventures PCL	3,732,239
5,106,300	IRPC PCL	1,104,615
1,437,800	PTT Exploration & Production PCL	4,411,783
1,671,200	PTT Global Chemical PCL	4,358,760
236,500	PTT PCL	3,193,004
64,300	Siam Cement (The) PCL	954,931
1,043,300	Thai Oil PCL	3,313,334

		21,068,666

	Turkey – 7.1%
138,596	BIM Birlesik Magazalar A.S.	2,855,652
1,324,423	Enka Insaat ve Sanayi A.S.	2,106,917
1,331,276	Eregli Demir ve Celik Fabrikalari TAS	3,519,163
225,675	Ford Otomotiv Sanayi A.S.	3,587,104
222,167	Tofas Turk Otomobil Fabrikasi A.S.	1,935,353
141,047	Tupras Turkiye Petrol Rafinerileri A.S.	4,521,095
1,568,117	Turk Hava Yollari AO (d)	6,490,900
849,073	Turkiye Halk Bankasi A.S.	2,414,723
1,011,875	Turkiye Is Bankasi, Class C	1,860,643
547,090	Turkiye Vakiflar Bankasi TAO, Class D	977,127
1,588,081	Yapi ve Kredi Bankasi A.S. (d)	1,818,301

		32,086,978

	Total Common Stocks	438,507,581

	(Cost $394,477,968)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.2%

	Mexico – 1.0%
2,851,013	Fibra Uno Administracion S.A. de C.V.	4,217,977

	South Africa – 1.2%
1,071,989	Growthpoint Properties Ltd.	2,396,542
3,655,192	Redefine Properties Ltd.	3,161,087

		5,557,629

	Total Real Estate Investment Trusts	9,775,606

	(Cost $9,763,700)

Shares	Description	Value
MONEY MARKET FUNDS – 0.4%
1,952,227	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 1.24% (h) (i)	$1,952,227

	(Cost $1,952,227)

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.8%
$3,550,044	RBC Capital Markets LLC, 1.35% (h), dated 12/29/17, due 1/2/18, with a maturity value of $3,550,577. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $3,635,527. (i)	3,550,044

	(Cost $3,550,044)

	Total Investments – 100.9%	453,785,458
	(Cost $409,743,939) (j)

	Net Other Assets and Liabilities – (0.9)%	(4,122,159)

	Net Assets – 100.0%	$449,663,299

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(c)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,193,472 and the total value of the collateral held by the Fund is $5,502,271.
(f)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(g)	Non-income producing security which pays in-kind (“PIK”) distributions. There were no in-kind distributions received for the year ended December 31, 2017.
(h)	Rate shown reflects yield as of December 31, 2017.

Page 74	See Notes to Financial Statements

First Trust Emerging Markets AlphaDEX® Fund (FEM)

Portfolio of Investments (Continued)

December 31, 2017

(i)	This security serves as collateral for securities on loan.
(j)	Aggregate cost for federal income tax purposes was $412,405,976. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $55,454,915 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $14,075,433. The net unrealized appreciation was $41,379,482.

GDR      Global Depositary Receipt

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

				Level 2	Level 3
	Total Value at 12/31/2017		Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs
Common Stocks:
Bermuda	$ —	**	$ —	$ —	$ —**
Other Country Categories*	438,507,581		438,507,581	—	—
Total Common Stocks	438,507,581		438,507,581	—	—**
Real Estate Investment Trusts*	9,775,606		9,775,606	—	—
Money Market Funds	1,952,227		1,952,227	—	—
Repurchase Agreements	3,550,044		—	3,550,044	—
Total Investments	$ 453,785,458		$ 450,235,414	$ 3,550,044	$ —**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of December 31, 2017, the Fund transferred common stocks valued at $11,900,017 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$—	*
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	—	*

Total Level 3 holdings	$—	*

* Investment is valued at $0.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I – Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$5,193,472
Non-cash Collateral (2)	(5,193,472)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 75

First Trust Emerging Markets AlphaDEX® Fund (FEM)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$3,550,044
Non-cash Collateral (4)	(3,550,044)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 76	See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 100.1%

	Aerospace & Defense – 0.9%
12,618	MTU Aero Engines AG	$2,261,872

	Airlines – 5.6%
391,040	Deutsche Lufthansa AG	14,413,496

	Auto Components – 6.0%
24,742	Continental AG	6,680,989
144,636	Hella GmbH & Co., KGaA	8,949,535

		15,630,524

	Automobiles – 12.1%
76,684	Bayerische Motoren Werke AG	7,989,167
98,362	Daimler AG	8,355,791
95,037	Porsche Automobil Holding SE (Preference Shares)	7,957,023
35,056	Volkswagen AG (Preference Shares)	7,001,210

		31,303,191

	Banks – 3.5%
597,615	Commerzbank AG (a)	8,966,690

	Chemicals – 8.6%
57,652	BASF SE	6,346,000
55,680	Evonik Industries AG	2,095,756
32,689	FUCHS PETROLUB SE (Preference Shares)	1,735,569
70,519	LANXESS AG	5,608,944
32,792	Wacker Chemie AG	6,381,837

		22,168,106

	Construction & Engineering – 1.3%
19,426	HOCHTIEF AG	3,440,303

	Construction Materials – 0.8%
18,406	HeidelbergCement AG	1,993,121

	Diversified Financial Services – 1.8%
48,071	GRENKE AG	4,565,790

	Electrical Equipment – 1.5%
44,678	OSRAM Licht AG	4,016,765

	Food Products – 2.1%
256,227	Suedzucker AG	5,558,406

	Health Care Equipment & Supplies – 0.8%
34,298	Carl Zeiss Meditec AG	2,130,051

	Household Durables – 0.1%
698,936	Steinhoff International Holdings N.V. (b)	265,842

	Industrial Conglomerates – 4.6%
93,736	Rheinmetall AG	11,904,858

Shares	Description	Value

	Insurance – 0.8%
47,656	Talanx AG	$1,948,124

	Internet & Direct Marketing Retail – 2.4%
116,843	Zalando SE (a) (c)	6,184,661

	Internet Software & Services – 3.4%
129,467	United Internet AG	8,907,252

	IT Services – 4.8%
111,869	Wirecard AG	12,492,415

	Machinery – 8.5%
59,904	Duerr AG	7,658,368
48,688	Jungheinrich AG (Preference Shares)	2,298,468
116,431	KION Group AG	10,055,587
15,366	Krones AG (b)	2,111,024

		22,123,447

	Media – 1.7%
59,427	Stroeer SE & Co., KGaA	4,392,295

	Metals & Mining – 5.5%
113,329	Aurubis AG	10,549,158
125,284	thyssenkrupp AG	3,640,047

		14,189,205

	Multi-Utilities – 4.2%
90,424	Innogy SE (c)	3,545,082
357,305	RWE AG	7,288,111

		10,833,193

	Real Estate Management & Development – 16.5%
232,644	Deutsche Wohnen SE	10,177,368
444,083	Grand City Properties S.A.	10,470,168
94,657	LEG Immobilien AG	10,822,485
224,117	Vonovia SE	11,130,052

		42,600,073

	Transportation Infrastructure – 2.6%
60,479	Fraport AG Frankfurt Airport Services Worldwide	6,665,888

	Total Common Stocks	258,955,568

	(Cost $215,246,218)
MONEY MARKET FUNDS – 0.2%
615,764	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 1.24% (d) (e)	615,764

	(Cost $615,764)

See Notes to Financial Statements	Page 77

First Trust Germany AlphaDEX® Fund (FGM)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.4%
$ 1,119,741	RBC Capital Markets LLC, 1.35% (d), dated 12/29/17, due 1/2/18, with a maturity value of $1,119,909. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $1,146,704. (e)	$1,119,741

	(Cost $1,119,741)

	Total Investments – 100.7% (Cost $216,981,723) (f)	260,691,073

	Net Other Assets and Liabilities – (0.7)%	(1,845,727)

	Net Assets – 100.0%	$258,845,346

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,670,499 and the total value of the collateral held by the Fund is $1,735,505.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Rate shown reflects yield as of December 31, 2017.
(e)	This security serves as collateral for securities on loan.
(f)	Aggregate cost for federal income tax purposes was $219,347,448. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $46,961,905 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,618,280. The net unrealized appreciation was $41,343,625.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total Value at 12/31/2017	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs
Common Stocks*	$ 258,955,568	$ 258,955,568	$ —	$ —
Money Market Funds	615,764	615,764	—	—
Repurchase Agreements	1,119,741	—	1,119,741	—
Total Investments	$ 260,691,073	$ 259,571,332	$ 1,119,741	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I –Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$1,670,499
Non-cash Collateral (2)	(1,670,499)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

Page 78	See Notes to Financial Statements

First Trust Germany AlphaDEX® Fund (FGM)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$1,119,741
Non-cash Collateral (4)	(1,119,741)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Germany	95.9%
Luxembourg	4.0
United States	0.7
Netherlands	0.1
Total Investments	100.7
Net Other Assets and Liabilities	(0.7)

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 79

First Trust Canada AlphaDEX® Fund (FCAN)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 92.5%

	Aerospace & Defense – 6.0%
79,467	Bombardier, Inc., Class B (a)	$191,555
11,183	CAE, Inc.	207,735

		399,290

	Airlines – 5.6%
17,984	Air Canada (a)	370,267

	Auto Components – 4.5%
5,203	Magna International, Inc.	294,878

	Capital Markets – 4.9%
4,913	Brookfield Asset Management, Inc., Class A	213,874
3,108	IGM Financial, Inc.	109,163

		323,037

	Construction & Engineering – 3.3%
4,647	WSP Global, Inc.	221,481

	Containers & Packaging – 3.3%
4,764	CCL Industries, Inc., Class B	220,122

	Diversified Financial Services – 3.3%
3,011	Onex Corp.	220,831

	Electric Utilities – 0.7%
1,297	Emera, Inc.	48,475

	Food & Staples Retailing – 3.2%
8,478	Empire Co., Ltd., Class A	165,176
1,465	Metro, Inc.	46,910

		212,086

	Food Products – 1.6%
3,819	Maple Leaf Foods, Inc.	108,828

	Hotels, Restaurants & Leisure – 2.2%
2,312	Restaurant Brands International, Inc.	142,123

	Insurance – 3.2%
1,111	Industrial Alliance Insurance & Financial Services, Inc.	52,872
7,714	Manulife Financial Corp.	160,908

		213,780

	Media – 1.7%
5,826	Quebecor, Inc., Class B	109,846

	Metals & Mining – 15.7%
9,091	Barrick Gold Corp.	131,483
17,096	First Quantum Minerals Ltd.	239,507
11,217	Goldcorp, Inc.	143,046
23,724	Kinross Gold Corp. (a)	102,294

Shares	Description	Value

	Metals & Mining (Continued)
13,904	Teck Resources Ltd., Class B	$363,584
18,120	Turquoise Hill Resources Ltd. (a)	61,842

		1,041,756

	Multiline Retail – 3.8%
2,018	Dollarama, Inc.	252,129

	Multi-Utilities – 2.0%
2,466	ATCO, Ltd., Class I	88,282
1,500	Canadian Utilities Ltd., Class A	44,642

		132,924

	Oil, Gas & Consumable Fuels –17.1%
14,744	ARC Resources Ltd.	173,010
18,905	Crescent Point Energy Corp. (b)	144,081
3,884	Enbridge Income Fund Holdings	92,110
21,234	Husky Energy, Inc. (a)	299,844
8,269	Imperial Oil Ltd.	258,069
3,300	Suncor Energy, Inc.	121,157
2,243	Tourmaline Oil Corp. (a)	40,649

		1,128,920

	Paper & Forest Products – 4.8%
5,093	West Fraser Timber Co., Ltd.	314,291

	Real Estate Management & Development – 3.2%
12,654	First Capital Realty, Inc.	208,585

	Software – 0.9%
93	Constellation Software, Inc.	56,378

	Textiles, Apparel & Luxury Goods – 1.5%
3,138	Gildan Activewear, Inc.	101,380

	Total Common Stocks	6,121,407

	(Cost $5,587,393)
REAL ESTATE INVESTMENT TRUSTS – 7.1%

	Equity Real Estate Investment Trusts – 7.1%
7,448	Canadian Apartment Properties REIT (b)	221,129
2,839	H&R Real Estate Investment Trust	48,243
10,388	RioCan Real Estate Investment Trust	201,314

	Total Real Estate Investment Trusts	470,686

	(Cost $440,385)

Page 80	See Notes to Financial Statements

First Trust Canada AlphaDEX® Fund (FCAN)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
MONEY MARKET FUNDS – 1.5%
99,711	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class—1.24% (c) (d)	$99,711

	(Cost $99,711)

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 2.7%
$ 181,319	RBC Capital Markets LLC, 1.35% (c) (d), dated 12/29/17, due 1/2/18, with a maturity value of $181,347. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $185,686.	181,319

	(Cost $181,319)

	Total Investments – 103.8%	6,873,123
	(Cost $6,308,808) (e)

	Net Other Assets and Liabilities – (3.8)%	(251,892)

	Net Assets – 100.0%	$6,621,231

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $270,081 and the total value of the collateral held by the Fund is $281,030.
(c)	Rate shown reflects yield as of December 31, 2017.
(d)	This security serves as collateral for securities on loan.
(e)	Aggregate cost for federal income tax purposes was $6,327,784. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $700,192 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $154,853. The net unrealized appreciation was $545,339.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs
Common Stocks*	$ 6,121,407	$ 6,121,407	$ —	$ —
Real Estate Investment Trusts*	470,686	470,686	—	—
Money Market Funds	99,711	99,711	—	—
Repurchase Agreements	181,319	—	181,319	—
Total Investments	$ 6,873,123	$ 6,691,804	$ 181,319	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I –  Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$270,081
Non-cash Collateral (2)	(270,081)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 81

First Trust Canada AlphaDEX® Fund (FCAN)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$181,319
Non-cash Collateral (4)	(181,319)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Country Allocation†	% of Net Assets
Canada	99.6%
United States	4.2
Total Investments	103.8
Net Other Assets and Liabilities	(3.8)

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Page 82	See Notes to Financial Statements

First Trust Australia AlphaDEX® Fund (FAUS)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 74.8%

	Airlines – 3.4%
14,680	Qantas Airways Ltd.	$57,729

	Beverages – 3.8%
5,104	Treasury Wine Estates Ltd.	63,559

	Biotechnology – 2.4%
365	CSL Ltd.	40,241

	Capital Markets – 1.5%
1,165	Magellan Financial Group Ltd.	24,506

	Chemicals – 1.4%
1,624	Orica Ltd.	22,935

	Construction Materials – 3.5%
9,665	Boral Ltd.	58,745

	Containers & Packaging – 0.7%
1,036	Amcor Ltd.	12,465

	Diversified Financial Services – 2.5%
3,777	Challenger Ltd.	41,347

	Diversified Telecommunication Services – 3.1%
7,811	Telstra Corp., Ltd.	22,123
5,893	TPG Telecom Ltd.	30,209

		52,332

	Food & Staples Retailing – 1.7%
419	Wesfarmers Ltd.	14,522
658	Woolworths Ltd.	14,016

		28,538

	Health Care Equipment & Supplies – 2.6%
324	Cochlear Ltd.	43,287

	Health Care Providers & Services – 1.5%
1,387	Sonic Healthcare Ltd.	24,739

	Hotels, Restaurants & Leisure – 8.6%
3,722	Aristocrat Leisure Ltd.	68,827
2,735	Crown Resorts Ltd.	27,785
9,976	Star Entertainment Group (The) Ltd.	47,325

		143,937

	Insurance – 6.2%
9,908	Insurance Australia Group Ltd.	55,971
4,533	Suncorp Group Ltd.	49,021

		104,992

Shares	Description	Value

	Internet Software & Services – 0.9%
253	REA Group Ltd.	$15,131

	IT Services – 1.8%
2,375	Computershare Ltd.	30,205

	Metals & Mining – 17.1%
2,164	BHP Billiton Ltd.	49,928
6,356	BlueScope Steel Ltd.	76,224
16,086	Fortescue Metals Group Ltd.	61,249
265	Rio Tinto Ltd.	15,675
31,332	South32 Ltd.	85,319

		288,395

	Multiline Retail – 2.5%
13,189	Harvey Norman Holdings Ltd.	42,912

	Multi-Utilities – 2.2%
1,976	AGL Energy Ltd.	37,558

	Oil, Gas & Consumable Fuels – 3.6%
531	Caltex Australia Ltd.	14,107
2,448	Origin Energy Ltd. (a)	17,993
1,124	Woodside Petroleum Ltd.	29,011

		61,111

	Real Estate Management & Development – 3.8%
5,043	LendLease Group	64,334

	Total Common Stocks	1,258,998

	(Cost $1,014,646)
REAL ESTATE INVESTMENT TRUSTS – 24.9%

	Equity Real Estate Investment Trusts – 24.9%
8,857	Dexus	67,379
2,134	Goodman Group	14,020
14,024	GPT (The) Group	55,915
31,538	Mirvac Group	57,827
16,586	Scentre Group	54,224
15,337	Stockland	53,611
32,673	Vicinity Centres	69,341
6,274	Westfield Corp.	46,456

	Total Real Estate Investment Trusts	418,773

	(Cost $370,188)
	Total Investments – 99.7% (Cost $1,384,834) (b)	1,677,771
	Net Other Assets and Liabilities – 0.3%	5,863

	Net Assets – 100.0%	$1,683,634

(a)	Non-income producing security.

See Notes to Financial Statements	Page 83

First Trust Australia AlphaDEX® Fund (FAUS)

Portfolio of Investments (Continued)

December 31, 2017

(b)	Aggregate cost for federal income tax purposes was $1,454,486. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $259,859 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $36,574. The net unrealized appreciation was $223,285.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,258,998	$ 1,258,998	$ —	$ —
Real Estate Investment Trusts*	418,773	418,773	—	—
Total Investments	$ 1,677,771	$ 1,677,771	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Australia	99.7%
Total Investments	99.7
Net Other Assets and Liabilities	0.3

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Page 84	See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 97.0%

	Aerospace & Defense – 2.8%
23,003	Meggitt PLC	$149,759
30,781	Rolls-Royce Holdings PLC	352,005
2,050,220	Rolls-Royce Holdings PLC (a) (b)	2,768

		504,532

	Air Freight & Logistics – 1.8%
52,090	Royal Mail PLC	318,240

	Airlines – 3.1%
12,108	easyJet PLC	239,329
35,968	International Consolidated Airlines Group S.A.	316,140

		555,469

	Beverages – 1.3%
7,288	Coca-Cola HBC AG	238,125

	Capital Markets – 5.2%
30,388	3i Group PLC	374,794
31,060	Ashmore Group PLC	169,881
23,203	St. James’s Place PLC	384,076

		928,751

	Chemicals – 2.3%
2,824	Croda International PLC	168,679
5,732	Johnson Matthey PLC	237,976

		406,655

	Commercial Services & Supplies – 5.9%
24,918	Babcock International Group
	PLC	237,352
84,025	G4S PLC	302,902
50,882	IWG PLC	176,829
80,280	Rentokil Initial PLC	344,680

		1,061,763

	Containers & Packaging – 2.3%
46,327	DS Smith PLC	323,688
7,294	RPC Group PLC	86,810

		410,498

	Distributors – 0.4%
7,270	Inchcape PLC	76,807

	Diversified Financial Services – 2.3%
68,719	Standard Life Aberdeen PLC	405,082

	Diversified Telecommunication Services – 0.4%
18,609	BT Group PLC	68,265

	Electric Utilities – 1.1%
11,325	SSE PLC	201,834

Shares	Description	Value

	Electrical Equipment – 1.4%
90,476	Melrose Industries PLC	$259,215

	Electronic Equipment, Instruments & Components – 3.9%
47,531	Electrocomponents PLC	402,050
4,986	Halma PLC	84,821
3,030	Renishaw PLC	213,753

		700,624

	Food & Staples Retailing – 2.7%
87,169	J Sainsbury PLC	284,106
68,223	Wm Morrison Supermarkets PLC	202,553

		486,659

	Food Products – 2.1%
1,868	Associated British Foods PLC	71,123
33,143	Tate & Lyle PLC	314,578

		385,701

	Health Care Equipment & Supplies – 0.4%
4,140	Smith & Nephew PLC	71,994

	Health Care Providers & Services – 2.7%
12,546	NMC Health PLC	488,690

	Hotels, Restaurants & Leisure – 2.4%
3,239	Carnival PLC	213,934
3,386	Compass Group PLC	73,146
2,765	Whitbread PLC	149,326

		436,406

	Household Durables – 11.5%
39,925	Barratt Developments PLC	349,033
9,219	Bellway PLC	443,488
8,499	Berkeley Group Holdings PLC	481,603
9,786	Persimmon PLC	361,760
155,650	Taylor Wimpey PLC	433,751

		2,069,635

	Industrial Conglomerates – 1.6%
1,569	DCC PLC	158,138
6,869	Smiths Group PLC	138,185

		296,323

	Insurance – 8.8%
31,284	Aviva PLC	213,936
17,317	Hiscox Ltd.	342,291
9,142	Jardine Lloyd Thompson Group PLC	171,692
84,942	Legal & General Group PLC	313,433
21,260	Phoenix Group Holdings	224,467

See Notes to Financial Statements	Page 85

First Trust United Kingdom AlphaDEX® Fund (FKU)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (Continued)

	Insurance (Continued)
12,459	Prudential PLC	$320,534

		1,586,353

	Internet & Direct Marketing Retail – 0.5%
954	ASOS PLC (b)	86,492

	Internet Software & Services – 1.5%
25,123	Just Eat PLC (b)	264,914

	Machinery – 1.3%
3,076	Spirax-Sarco Engineering PLC	233,402

	Media – 0.3%
3,398	WPP PLC	61,523

	Metals & Mining – 9.0%
26,783	Anglo American PLC	560,316
23,321	BHP Billiton PLC	479,387
25,483	Polymetal International PLC	316,706
5,076	Rio Tinto PLC	270,160

		1,626,569

	Multiline Retail – 3.9%
80,973	B&M European Value Retail S.A.	463,104
16,457	Marks & Spencer Group PLC	69,947
2,870	Next PLC	175,340

		708,391

	Multi-Utilities – 2.0%
82,195	Centrica PLC	152,370
17,289	National Grid PLC	204,272

		356,642

	Oil, Gas & Consumable Fuels – 2.5%
24,775	BP PLC	174,843
7,978	Royal Dutch Shell PLC, Class B	270,203

		445,046

	Paper & Forest Products – 0.8%
5,447	Mondi PLC	142,011

	Pharmaceuticals – 0.5%
7,858	BTG PLC (b)	80,897

	Professional Services – 1.9%
15,864	Capita PLC	85,868
2,601	Intertek Group PLC	182,259
3,304	RELX PLC	77,575

		345,702

	Software – 0.4%
5,768	Playtech PLC	67,013

Shares	Description	Value

	Specialty Retail – 4.6%
96,705	Dixons Carphone PLC	$259,827
31,344	JD Sports Fashion PLC	142,277
91,206	Kingfisher PLC	415,849

		817,953

	Trading Companies & Distributors – 1.0%
6,904	Ashtead Group PLC	185,683

	Water Utilities – 0.4%
6,323	United Utilities Group PLC	70,814

	Total Common Stocks	17,450,673

	(Cost $15,615,657)
REAL ESTATE INVESTMENT TRUSTS – 2.4%

	Equity Real Estate Investment

	Trusts – 2.4%
9,548	Hammerson PLC	70,515
44,850	Segro PLC	355,453

	Total Real Estate Investment Trusts	425,968

	(Cost $404,622)
	Total Investments – 99.4% (Cost $16,020,279) (c)	17,876,641
	Net Other Assets and Liabilities – 0.6%	109,698

	Net Assets – 100.0%	$17,986,339

(a)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $2,768 or 0.0% of net assets.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $16,150,549. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,406,720 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $680,628. The net unrealized appreciation was $1,726,092.

Page 86	See Notes to Financial Statements

First Trust United Kingdom AlphaDEX® Fund (FKU)

Portfolio of Investments (Continued)

December 31, 2017

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$504,532	$501,764	$ 2,768	$ —
Other industry categories*	16,946,141	16,946,141	—	—
Total Common Stocks	17,450,673	17,447,905	2,768	—
Real Estate Investment Trusts*	425,968	425,968	—	—
Total Investments	$17,876,641	$17,873,873	$ 2,768	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
United Kingdom	86.2%
Jersey	3.1
Luxembourg	2.6
Bermuda	1.9
Spain	1.8
Switzerland	1.3
Cayman Islands	1.2
Ireland	0.9
Isle Of Man (U.K.)	0.4
Total Investments	99.4
Net Other Assets and Liabilities	0.6

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 87

First Trust Taiwan AlphaDEX® Fund (FTW)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 100.1%

	Auto Components – 0.7%
14,185	Cheng Shin Rubber Industry Co., Ltd.	$25,025

	Banks – 6.1%
184,012	CTBC Financial Holding Co., Ltd.	126,762
46,001	First Financial Holding Co., Ltd.	30,220
54,597	Hua Nan Financial Holdings Co., Ltd.	30,731
69,111	Taishin Financial Holding Co., Ltd.	32,165

		219,878

	Capital Markets – 2.6%
205,468	Yuanta Financial Holding Co., Ltd.	95,282

	Chemicals – 8.1%
38,440	Formosa Chemicals & Fibre Corp.	133,049
9,900	Formosa Plastics Corp.	32,835
48,623	Nan Ya Plastics Corp.	127,282

		293,166

	Construction Materials – 4.5%
105,489	Asia Cement Corp.	99,965
52,145	Taiwan Cement Corp.	63,870

		163,835

	Diversified Financial Services – 5.2%
54,113	Chailease Holding Co., Ltd.	157,474
18,942	Fubon Financial Holding Co., Ltd.	32,272

		189,746

	Electronic Equipment, Instruments & Components – 10.5%
330,129	AU Optronics Corp.	137,561
39,220	Hon Hai Precision Industry Co., Ltd.	125,468
288,603	Innolux Corp.	120,257

		383,286

	Food & Staples Retailing – 1.8%
6,711	President Chain Store Corp.	64,046

	Industrial Conglomerates – 4.6%
185,406	Far Eastern New Century Corp.	166,974

	Insurance – 5.6%
54,956	Cathay Financial Holding Co., Ltd.	98,800
66,030	China Life Insurance Co., Ltd.	66,455

Shares	Description	Value

	Insurance (Continued)
113,303	Shin Kong Financial Holding Co., Ltd.	$39,978

		205,233

	Metals & Mining – 3.4%
148,324	China Steel Corp.	123,360

	Semiconductors & Semiconductor Equipment – 17.3%
47,004	Advanced Semiconductor Engineering, Inc.	60,259
14,092	MediaTek, Inc.	139,222
83,737	Nanya Technology Corp.	214,418
8,803	Taiwan Semiconductor
	Manufacturing Co., Ltd.	67,889
311,104	United Microelectronics Corp.	148,451

		630,239

	Specialty Retail – 1.6%
4,818	Hotai Motor Co., Ltd.	57,314

	Technology Hardware, Storage & Peripherals – 23.3%
6,384	Asustek Computer, Inc.	59,960
7,574	Catcher Technology Co., Ltd.	83,481
179,075	Compal Electronics, Inc.	128,175
39,989	Foxconn Technology Co., Ltd.	114,491
111,019	Inventec Corp.	88,603
55,065	Lite-On Technology Corp.	75,126
38,521	Pegatron Corp.	93,201
38,240	Quanta Computer, Inc.	79,542
152,655	Wistron Corp.	122,859

		845,438

	Textiles, Apparel & Luxury Goods – 3.2%
6,823	Feng TAY Enterprise Co., Ltd.	31,067
65,398	Pou Chen Corp.	84,719

		115,786

	Transportation Infrastructure – 1.6%
72,122	Taiwan High Speed Rail Corp.	56,954

	Total Investments – 100.1% (Cost $3,007,886) (a)	3,635,562
	Net Other Assets and Liabilities – (0.1)%	(2,274)

	Net Assets – 100.0%	$3,633,288

Page 88	See Notes to Financial Statements

First Trust Taiwan AlphaDEX® Fund (FTW)

Portfolio of Investments (Continued)

December 31, 2017

(a)	Aggregate cost for federal income tax purposes was $3,153,002. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $618,688 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $136,128. The net unrealized appreciation was $482,560.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,635,562	$3,635,562	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Taiwan	95.7%
Cayman Islands	4.4
Total Investments	100.1
Net Other Assets and Liabilities	(0.1)

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 89

First Trust Hong Kong AlphaDEX® Fund (FHK)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 93.4%
	Airlines – 0.7%
29,450	Cathay Pacific Airways Ltd. (a)	$45,685

	Auto Components – 3.7%
183,301	Xinyi Glass Holdings Ltd.	238,838

	Communications Equipment – 2.3%
11,450	VTech Holdings Ltd.	150,071

	Diversified Financial Services – 0.6%
61,600	First Pacific Co., Ltd.	41,787

	Electronic Equipment, Instruments & Components – 4.8%
56,800	Kingboard Chemical Holdings Ltd.	307,161

	Food Products – 2.4%
134,591	WH Group Ltd. (b)	151,941

	Gas Utilities – 2.9%
67,300	China Gas Holdings Ltd.	186,063

	Hotels, Restaurants & Leisure – 14.2%
14,600	Galaxy Entertainment Group Ltd.	117,168
84,750	Melco International Development Ltd.	249,493
81,100	Shangri-La Asia Ltd.	184,147
128,886	SJM Holdings Ltd.	115,477
77,600	Wynn Macau Ltd.	245,826

		912,111

	Household Durables – 2.8%
50,600	Man Wah Holdings Ltd.	48,120
19,750	Techtronic Industries Co., Ltd.	128,796

		176,916

	Industrial Conglomerates – 3.5%
3,757	CK Hutchison Holdings Ltd.	47,174
24,250	Hopewell Holdings Ltd.	89,236
48,571	NWS Holdings Ltd.	87,657

		224,067

	Insurance – 1.6%
12,300	AIA Group Ltd.	104,929

	Marine – 4.8%
31,625	Orient Overseas International Ltd.	305,205

	Paper & Forest Products – 7.0%
145,951	Lee & Man Paper Manufacturing Ltd.	172,612

Shares	Description	Value

	Paper & Forest Products (Continued)
170,251	Nine Dragons Paper Holdings Ltd.	$272,825

		445,437

	Pharmaceuticals – 2.8%
102,350	Sino Biopharmaceutical Ltd.	181,569

	Real Estate Management & Development – 33.2%
23,075	CK Asset Holdings Ltd.	201,722
113,125	Fullshare Holdings Ltd.	52,126
11,250	Hang Lung Group Ltd.	41,398
18,450	Hang Lung Properties Ltd.	45,104
41,087	Henderson Land Development Co., Ltd.	270,833
66,662	Kerry Properties Ltd.	299,912
106,625	New World Development Co., Ltd.	160,220
105,650	Shimao Property Holdings Ltd.	229,884
54,717	Sino Land Co., Ltd.	96,928
12,151	Sun Hung Kai Properties Ltd.	202,806
13,975	Swire Pacific Ltd., Class A	129,414
64,348	Wharf Holdings (The) Ltd.	222,377
24,041	Wheelock & Co., Ltd.	171,703

		2,124,427

	Semiconductors & Semiconductor Equipment – 0.7%
3,310	ASM Pacific Technology Ltd.	46,137

	Textiles, Apparel & Luxury Goods – 5.4%
54,150	Samsonite International S.A.	248,819
24,202	Yue Yuen Industrial Holdings Ltd.	95,100

		343,919

	Total Common Stocks	5,986,263

	(Cost $4,891,846)
REAL ESTATE INVESTMENT TRUSTS – 6.8%

	Equity Real Estate Investment Trusts – 6.8%
213,059	Champion REIT	156,259
29,841	Link REIT	276,721

	Total Real Estate Investment Trusts	432,980

	(Cost $312,083)

	Total Investments – 100.2%	6,419,243
	(Cost $5,203,929) (c)

	Net Other Assets and Liabilities – (0.2)%	(13,419)

	Net Assets – 100.0%	$6,405,824

Page 90	See Notes to Financial Statements

First Trust Hong Kong AlphaDEX® Fund (FHK)

Portfolio of Investments (Continued)

December 31, 2017

(a)	Non-income producing security.
(b)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(c)	Aggregate cost for federal income tax purposes was $5,248,912. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,376,350 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $206,019. The net unrealized appreciation was $1,170,331.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total Value at 12/31/2017	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs
Common Stocks*	$ 5,986,263	$ 5,986,263	$ —	$ —
Real Estate Investment Trusts*	432,980	432,980	—	—
Total Investments	$ 6,419,243	$ 6,419,243	$ —	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Hong Kong	41.0%
Cayman Islands	29.2
Bermuda	26.1
Luxembourg	3.9
Total Investments	100.2
Net Other Assets and Liabilities	(0.2)

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 91

First Trust Switzerland AlphaDEX® Fund (FSZ)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS – 99.5%

	Capital Markets – 8.9%
34,432	Julius Baer Group Ltd.	$2,105,954
11,688	Partners Group Holding AG	8,012,298
213,894	UBS Group AG	3,937,871
111,510	Vontobel Holding AG	7,037,678

		21,093,801

	Chemicals – 8.4%
164,462	Clariant AG	4,599,096
9,824	EMS-Chemie Holding AG	6,558,071
905	Givaudan S.A.	2,091,498
841	Sika AG	6,680,014

		19,928,679

	Construction Materials – 3.8%
158,182	LafargeHolcim Ltd.	8,920,007

	Diversified Financial Services – 0.9%
23,814	Pargesa Holding S.A.	2,065,045

	Diversified Telecommunication Services – 6.9%
69,144	Sunrise Communications Group AG (a)	6,315,169
18,774	Swisscom AG	9,989,552

		16,304,721

	Electric Utilities – 3.9%
154,245	BKW AG	9,172,864

	Food Products – 4.0%
110,165	Aryzta AG	4,369,518
7,214	Emmi AG	5,193,310

		9,562,828

	Health Care Equipment & Supplies – 6.9%
33,466	Sonova Holding AG	5,227,077
15,921	Straumann Holding AG	11,249,021

		16,476,098

	Household Durables – 1.4%
2,217	Forbo Holding AG	3,424,070

	Insurance – 13.3%
23,433	Baloise Holding AG	3,647,992
9,505	Helvetia Holding AG	5,350,190
21,474	Swiss Life Holding AG	7,602,781
99,077	Swiss Re AG	9,277,825
18,663	Zurich Insurance Group AG	5,680,585

		31,559,373

	Life Sciences Tools & Services – 4.8%
41,885	Lonza Group AG	11,317,482

	Machinery – 15.0%
23,025	Bucher Industries AG	9,356,971

Shares	Description	Value

	Machinery (Continued)
7,480	Georg Fischer AG	$9,886,849
413,522	OC Oerlikon Corp. AG	6,980,796
79,817	SFS Group AG	9,272,189

		35,496,805

	Marine – 1.6%
21,707	Kuehne + Nagel International AG	3,842,637

	Pharmaceuticals – 1.6%
7,112	Roche Holding AG	1,799,075
16,437	Vifor Pharma AG	2,106,810

		3,905,885

	Professional Services – 4.7%
95,298	Adecco Group AG	7,290,745
22,311	DKSH Holding AG	1,951,883
744	SGS S.A.	1,940,073

		11,182,701

	Real Estate Management & Development – 1.6%
39,879	Swiss Prime Site AG	3,683,216

	Software – 3.3%
60,864	Temenos Group AG	7,807,481

	Specialty Retail – 2.8%
44,216	Dufry AG (b)	6,574,887

	Technology Hardware, Storage & Peripherals – 3.5%
246,348	Logitech International S.A.	8,317,358

	Textiles, Apparel & Luxury Goods – 0.8%
4,898	Swatch Group (The) AG	1,997,501

	Transportation Infrastructure –1.4%
14,757	Flughafen Zurich AG	3,375,581

	Total Investments – 99.5%	236,009,020
	(Cost $197,981,836) (c)

	Net Other Assets and Liabilities –0.5%	1,278,777

	Net Assets – 100.0%	$237,287,797

(a)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(b)	Non-income producing security.

Page 92	See Notes to Financial Statements

First Trust Switzerland AlphaDEX® Fund (FSZ)

Portfolio of Investments (Continued)

December 31, 2017

(c)	Aggregate cost for federal income tax purposes was $198,972,190. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $39,275,822 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,238,992. The net unrealized appreciation was $37,036,830.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total Value at 12/31/2017	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs
Common Stocks*	$ 236,009,020	$ 236,009,020	$ —	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Country Allocation†	% of Net Assets
Switzerland	99.5%
Total Investments	99.5
Net Other Assets and Liabilities	0.5

Total	100.0%

† Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

See Notes to Financial Statements	Page 93

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 92.7%

	Australia – 4.8%
14,735	Aveo Group	$30,812
47,849	Beach Energy Ltd.	46,481
1,303	Brickworks Ltd.	15,118
3,156	Costa Group Holdings Ltd.	16,252
3,984	Evolution Mining Ltd.	8,238
21,370	HT&E Ltd.	31,347
18,060	Lynas Corp Ltd. (b)	30,719
4,864	Macquarie Atlas Roads Group	23,871
53,359	Mayne Pharma Group Ltd. (b)	28,935
2,166	Mineral Resources Ltd.	35,727
5,933	OZ Minerals Ltd.	42,404
42,739	Resolute Mining Ltd.	38,016
4,586	Sandfire Resources NL	24,726
7,461	Southern Cross Media Group Ltd.	6,898
3,348	St. Barbara Ltd.	9,979
2,287	Tassal Group Ltd.	6,709
9,617	Whitehaven Coal Ltd.	33,466

		429,698

	Belgium – 0.5%
1,680	Euronav N.V.	15,489
337	Gimv N.V.	20,428
868	Nyrstar N.V. (b)	6,989

		42,906

	Bermuda – 1.6%
1,498	BW LPG Ltd. (b) (c)	7,050
288,000	Global Brands Group Holding Ltd. (b)	23,592
57,500	K Wah International Holdings Ltd.	31,426
9,750	Kerry Logistics Network Ltd.	13,827
51,500	PAX Global Technology Ltd.	23,071
21,000	Road King Infrastructure Ltd.	36,232
28,000	Skyworth Digital Holdings Ltd.	12,042

		147,240

	Canada – 4.8%
3,371	Calfrac Well Services Ltd. (b)	16,037
1,474	Canfor Corp. (b)	29,058
1,051	Capital Power Corp.	20,477
2,888	Cascades, Inc.	31,292
4,915	Centerra Gold, Inc. (b)	25,181
15,766	Eldorado Gold Corp.	22,827
3,509	Enerplus Corp.	34,364
1,167	Genworth MI Canada, Inc.	40,385
269	Great Canadian Gaming Corp. (b)	7,231
934	Hudbay Minerals, Inc.	8,270
5,662	IAMGOLD Corp. (b)	33,017
3,048	Martinrea International, Inc.	38,894
4,583	OceanGold Corp.	11,777
1,399	Paramount Resources Ltd., Class A (b)	21,614

Shares	Description	Value

	Canada (Continued)
4,840	Premier Gold Mines Ltd. (b)	$13,862
87	Premium Brands Holdings Corp.	7,140
654	SSR Mining, Inc. (b)	5,760
6,585	Tahoe Resources, Inc.	31,589
670	Transcontinental, Inc., Class A	13,240
2,672	Whitecap Resources, Inc.	19,025

		431,040

	Cayman Islands – 0.4%
101,000	GCL-Poly Energy Holdings Ltd. (b)	18,099
200,000	Hua Han Bio-Pharmaceutical Holdings Ltd. (b) (d)	13,567
86,666	Superb Summit International Group Ltd. (b) (d) (e)	0

		31,666

	Denmark – 0.3%
959	Bang & Olufsen A/S (b)	23,107

	Finland – 0.4%
2,606	Finnair OYJ	40,086

	France – 1.9%
3,294	Derichebourg S.A.	36,014
508	Eramet (b)	60,361
287	Fnac Darty S.A. (b)	34,677
132	LISI	6,351
178	Trigano S.A.	31,459

		168,862

	Germany – 3.2%
2,052	AIXTRON SE (b)	28,511
315	AURELIUS Equity Opportunities
	SE & Co., KGaA	21,528
1,067	Bauer AG	38,407
92	Bechtle AG	7,674
825	Bilfinger SE	39,165
385	Deutsche Beteiligungs AG	21,732
368	Deutsche EuroShop AG	14,993
371	ElringKlinger AG	8,313
877	Hamburger Hafen und Logistik AG	24,907
5,081	Heidelberger Druckmaschinen AG (b)	17,527
312	Leoni AG	23,356
152	Salzgitter AG	8,680
124	VTG AG	7,106
625	Wacker Neuson SE	22,554

		284,453

	Greece – 0.9%
7,812	Eurobank Ergasias S.A. (b)	7,967
1,589	FF Group (b)	36,225
1,446	Motor Oil Hellas Corinth Refineries S.A.	32,583

		76,775

Page 94	See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Ireland – 0.2%
1,859	Grafton Group PLC	$20,130

	Israel – 1.3%
4,417	Harel Insurance Investments & Financial Services Ltd.	32,344
868	Mazor Robotics Ltd. (b)	23,555
6,624	Migdal Insruance & Financial	7,422
775	Nova Measuring Instruments Ltd. (b)	20,395
27,591	Oil Refineries Ltd.	13,202
449	Tower Semiconductor Ltd. (b)	15,420

		112,338

	Italy – 4.0%
2,017	Astaldi S.p.A.	5,131
1,065	ASTM S.p.A	30,962
505	Banca IFIS S.p.A	24,704
780	Biesse S.p.A	39,588
4,098	Cementir Holding S.p.A	37,123
22,961	Fincantieri S.p.A (b)	34,492
3,234	Geox S.p.A	11,222
29,550	Juventus Football Club S.p.A (b)	27,106
6,240	Maire Tecnimont S.p.A.	32,329
6,615	Piaggio & C S.p.A	18,255
345	Reply S.p.A	19,112
3,503	Salini Impregilo S.p.A	13,526
12,883	Saras S.p.A	30,977
4,543	Sogefi S.p.A (b)	21,858
1,976	Tamburi Investment Partners S.p.A	13,170

		359,555

	Japan – 43.9%
600	Adastria Co., Ltd.	12,136
400	ADEKA Corp.	7,047
200	Aeon Fantasy Co., Ltd.	8,857
900	Aichi Corp.	6,662
500	Aichi Steel Corp.	20,058
2,200	Aisan Industry Co., Ltd.	25,832
400	Alpen Co., Ltd.	8,623
800	Arata Corp.	43,594
900	Bunka Shutter Co., Ltd.	8,667
300	Canon Electronics, Inc.	6,558
1,000	Central Glass Co., Ltd.	21,265
200	Chudenko Corp.	5,822
1,800	CKD Corp.	40,545
3,400	CMK Corp.	30,809
500	cocokara fine, Inc.	32,305
1,500	Cosmo Energy Holdings Co., Ltd.	56,645
2,000	Daihen Corp.	18,957
900	Daikyonishikawa Corp.	14,569
300	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	15,017
800	Daiwabo Holdings Co., Ltd.	32,909
1,500	DCM Holdings Co., Ltd.	13,978

Shares	Description	Value

	Japan (Continued)
400	Denka Co., Ltd.	$16,028
1,700	Dexerials Corp.	22,013
600	Dowa Holdings Co., Ltd.	24,495
400	Eagle Industry Co., Ltd.	7,483
2,200	EDION Corp.	25,617
1,100	EPS Holdings, Inc.	24,856
700	ESPEC Corp.	17,668
900	Exedy Corp.	27,837
600	F@N Communications, Inc.	4,782
300	Fancl Corp.	8,866
600	FCC Co., Ltd	15,778
5,000	FDK Corp. (b)	9,496
1,500	Fuji Machine Manufacturing Co., Ltd.	28,822
400	Fujimori Kogyo Co., Ltd.	14,218
1,800	Futaba Industrial Co., Ltd.	16,758
400	Fuyo General Lease Co., Ltd.	26,519
1,000	Geo Holdings Corp.	19,392
600	Goldcrest Co., Ltd.	12,120
1,000	GS Yuasa Corp.	4,979
1,300	G-Tekt Corp.	26,733
600	Gunze Ltd.	34,347
700	Hamakyorex Co., Ltd.	20,035
4,000	Hazama Ando Corp.	31,311
700	Heiwa Corp.	13,146
700	HIS Co., Ltd.	25,378
500	Hitachi Kokusai Electric, Inc.	13,801
400	Hodogaya Chemical Co., Ltd.	21,158
3,300	Hokuetsu Kishu Paper Co., Ltd.	19,711
2,100	Hosiden Corp.	31,013
400	Hosokawa Micron Corp.	28,720
700	House Foods Group, Inc.	23,235
1,300	IBJ Leasing Co., Ltd.	33,240
1,700	Idec Corp.	40,495
1,900	Ishihara Sangyo Kaisha Ltd. (b)	35,934
3,200	Itochu Enex Co., Ltd.	30,843
200	Iwatani Corp.	6,443
400	Jafco Co., Ltd.	23,182
1,000	Japan Aviation Electronics Industry Ltd.	16,925
1,000	Justsystems Corp.	19,046
1,200	Kaga Electronics Co., Ltd.	32,749
2,100	Kamei Corp.	36,362
1,000	Kaneka Corp.	9,132
1,600	Kanematsu Corp.	22,124
600	Kanto Denka Kogyo Co., Ltd.	7,290
1,800	Kasai Kogyo Co., Ltd.	29,682
200	Kato Sangyo Co., Ltd.	7,331
1,600	Keihin Corp.	32,575
1,100	KNT-CT Holdings Co., Ltd. (b)	17,690
700	Kohnan Shoji Co., Ltd.	15,109
1,600	Konishi Co., Ltd.	29,991
600	K’s Holdings Corp.	15,384
300	Kureha Corp.	21,779
200	KYB Corp.	11,697

See Notes to Financial Statements	Page 95

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Japan (Continued)
1,200	Kyokuto Kaihatsu Kogyo Co., Ltd.	$21,151
1,000	Kyowa Exeo Corp.	25,889
1,000	Lasertec Corp.	25,258
2,000	Leopalace21 Corp.	15,549
300	Lintec Corp.	8,374
1,900	Macnica Fuji Electronics Holdings, Inc.	41,432
400	Maeda Kosen Co., Ltd	7,384
400	Maruwa Co., Ltd.	26,803
1,100	Megachips Corp.	32,998
2,300	Mirait Holdings Corp.	34,232
1,700	Mitsui High-Tec, Inc.	30,824
700	Mitsui Mining & Smelting Co., Ltd.	40,941
200	Mitsui Sugar Co., Ltd.	8,449
900	Modec, Inc.	23,244
900	Musashi Seimitsu Industry Co., Ltd	28,755
400	Nagase & Co., Ltd.	7,214
2,600	NET One Systems Co., Ltd.	39,966
1,900	NHK Spring Co., Ltd.	20,910
700	NichiiGakkan Co., Ltd.	8,940
1,000	Nippo Corp.	23,404
1,000	Nippon Koei Co., Ltd.	31,063
2,400	Nippon Light Metal Holdings Co., Ltd.	6,837
400	Nippon Paper Industries Co., Ltd.	7,604
500	Nippon Steel & Sumikin Bussan Corp.	30,353
200	Nishimatsu Construction Co., Ltd.	5,609
200	Nishio Rent All Co., Ltd.	6,497
600	Nisshinbo Holdings, Inc.	8,131
1,100	Nissin Corp.	30,947
600	Nissin Electric Co., Ltd.	6,981
200	Nitto Boseki Co., Ltd.	5,769
600	Noritake Co., Ltd.	30,406
1,400	Ohara, Inc.	42,556
3,700	Okabe Co., Ltd.	35,333
650	Okinawa Electric Power (The) Co., Inc.	16,937
1,000	Open House Co., Ltd.	53,783
700	Optex Group Co., Ltd.	36,965
1,600	Pacific Industrial Co., Ltd.	24,864
400	PAL GROUP Holdings Co., Ltd.	12,567
900	PALTAC Corp.	41,056
3,800	Press Kogyo Co., Ltd.	23,034
4,000	Prima Meat Packers Ltd.	29,359
1,200	Qol Co., Ltd.	22,536
1,400	Raito Kogyo Co., Ltd.	16,028
600	Relia, Inc.	7,013
2,300	Rengo Co., Ltd.	16,800
200	Ricoh Leasing Co., Ltd.	6,923

Shares	Description	Value

	Japan (Continued)
1,500	Round One Corp.	$25,241
800	Ryobi Ltd.	22,720
700	Ryosan Co., Ltd.	26,900
500	S Foods, Inc.	22,720
1,400	Sakai Chemical Industry Co., Ltd.	37,524
700	Sakai Moving Service Co., Ltd.	34,480
1,200	San-Ai Oil Co., Ltd.	17,477
1,000	Sanden Holdings Corp. (b)	20,075
5,000	Sanken Electric Co., Ltd.	36,077
700	Sankyu, Inc.	30,224
100	Sanyo Denki Co., Ltd.	7,171
1,100	Sanyo Special Steel Co., Ltd.	28,185
300	Shima Seiki Manufacturing Ltd.	18,957
200	Shindengen Electric Manufacturing Co., Ltd.	15,815
3,100	Shinko Electric Industries Co., Ltd.	25,147
2,300	Shinmaywa Industries Ltd.	21,923
2,800	Showa Corp.	34,815
5,000	Sinfonia Technology Co., Ltd.	19,348
6,200	SKY Perfect JSAT Holdings, Inc.	28,393
1,100	Sodick Co., Ltd.	14,312
200	Sogo Medical Co., Ltd.	10,544
700	Solasto Corp.	15,867
800	Starts Corp, Inc.	20,945
200	Stella Chemifa Corp.	6,594
1,300	Sumitomo Forestry Co., Ltd.	23,260
3,000	Sumitomo Osaka Cement Co., Ltd.	14,457
300	Sumitomo Seika Chemicals Co., Ltd.	16,667
800	Systena Corp.	25,560
500	Taihei Dengyo Kaisha Ltd.	12,918
400	Takasago International Corp.	12,975
1,100	Takuma Co., Ltd.	15,405
2,300	Tamura Corp.	17,330
1,800	Tatsuta Electric Wire and Cable Co., Ltd.	14,330
1,000	Toagosei Co., Ltd.	12,736
400	Tocalo Co., Ltd.	17,857
3,000	Toda Corp.	24,069
100	Toei Co., Ltd.	10,109
600	Toho Zinc Co., Ltd.	32,589
100	Token Corp.	11,822
900	Tokuyama Corp.	29,314
1,700	Tokyo Steel Manufacturing Co., Ltd.	15,269
500	Topre Corp.	14,178
600	Topy Industries Ltd.	18,505
500	Toridoll Holdings Corp.	18,638
6,000	Toshiba Machine Co., Ltd.	44,784
100	Towa Pharmaceutical Co., Ltd.	5,458
1,000	Toyo Ink SC Holdings Co., Ltd.	5,920
400	TPR Co., Ltd.	13,259
400	TS Tech Co., Ltd.	16,454

Page 96	See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Japan (Continued)
3,000	Tsubakimoto Chain Co.	$24,229
3,000	Tsugami Corp.	38,607
200	UACJ Corp.	5,227
700	Ube Industries Ltd.	20,595
100	Ulvac, Inc.	6,301
1,200	Unipres Corp.	32,323
600	United Arrows Ltd.	24,362
1,500	Wacom Co., Ltd.	8,121
600	Wakita & Co., Ltd.	7,365
400	Xebio Holdings Co., Ltd.	7,615
500	YAMABIKO Corp.	7,930
1,300	Yamazen Corp.	15,333
100	Yaoko Co., Ltd.	4,881
700	Yellow Hat Ltd.	21,154
1,800	Yokogawa Bridge Holdings Corp	42,110
1,300	Yorozu Corp.	27,944
800	Yuasa Trading Co., Ltd.	29,075
4,400	Yurtec Corp.	37,605
500	Zeon Corp.	7,238
1,400	Zojirushi Corp.	14,264

		3,937,437

	Jersey – 0.5%
3,527	Highland Gold Mining Ltd.	8,155
720	Wizz Air Holdings PLC (b) (c)	35,773

		43,928

	Luxembourg – 0.4%
699	ADO Properties S.A. (c)	35,460

	Netherlands – 0.7%
641	AMG Advanced Metallurgical

	Group N.V.	32,237
397	BE Semiconductor Industries N.V.	33,301
1,590	SRH N.V. (b) (d) (e)	0

		65,538

	New Zealand – 0.9%
8,238	Metlifecare Ltd.	35,613
17,697	SKY Network Television Ltd.	35,243
619	Xero Ltd. (b)	13,819

		84,675

	Norway – 1.1%
841	Aker ASA	41,278
1,988	Austevoll Seafood ASA	16,525
5,036	DNO ASA (b)	5,827
2,523	Entra ASA (c)	37,489

		101,119

	Portugal – 0.4%
5,527	Mota-Engil SGPS S.A.	24,292
11,447	Sonae SGPS S.A.	15,465

		39,757

Shares	Description	Value

	Singapore – 0.2%
15,200	Yanlord Land Group Ltd.	$18,411

	South Korea – 12.6%
512	CJ E&M Corp.	46,726
296	Daelim Industrial Co., Ltd.	22,783
356	Daesang Corp.	9,161
2,069	DB HiTek Co., Ltd. (b)	23,192
279	Doosan Corp.	29,449
578	Fila Korea Ltd.	44,057
621	Green Cross Holdings Corp.	22,768
458	GS Retail Co., Ltd.	17,241
503	Halla Holdings Corp.	29,460
511	Handsome Co., Ltd.	15,012
269	Hanil Cement Co., Ltd.	35,932
1,448	Hankook Tire Worldwide Co., Ltd.	25,564
238	Hanwha Techwin Co., Ltd. (b)	7,903
448	Hyundai Department Store Co., Ltd.	43,731
665	Hyundai Development Co-Engineering & Construction	23,946
158	Hyundai Elevator Co., Ltd. (b)	8,029
196	Hyundai Home Shopping Network Corp.	22,062
1,204	IS Dongseo Co., Ltd.	39,138
1,319	JB Financial Group Co., Ltd.	7,479
112	Kolon Industries, Inc.	9,311
3,122	Korea Asset In Trust Co., Ltd.	21,551
457	Korea Line Corp. (b)	9,754
128	Korea Petro Chemical Ind. Co., Ltd.	31,505
11,952	Korea Real Estate Investment & Trust Co., Ltd.	34,944
925	LF Corp.	27,045
177	LG Hausys Ltd.	16,054
191	LOTTE Fine Chemical Co., Ltd.	11,579
361	LOTTE Himart Co., Ltd.	23,234
100	LS Corp.	6,772
1,605	Meritz Fire & Marine Insurance Co., Ltd.	35,232
3,168	Mirae Asset Life Insurance Co., Ltd.	15,536
2,389	Nexen Tire Corp.	26,332
617	Poongsan Corp.	27,376
534	POSCO Chemtech Co., Ltd.	19,853
755	Seah Besteel Corp.	20,487
252	SeAH Steel Corp.	22,645
315	Seoul Semiconductor Co., Ltd.	8,195
424	SK Gas Ltd.	37,309
767	SKC Co., Ltd.	33,673
2,127	SL Corp.	48,677
3,339	Ssangyong Cement Industrial Co., Ltd.	58,169
21	Taekwang Industrial Co., Ltd.	25,834
3,754	Taeyoung Engineering &
	Construction Co., Ltd. (b)	36,118

See Notes to Financial Statements	Page 97

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	South Korea (Continued)
4,186	Wonik Holdings Co., Ltd. (b)	$30,851
22	Young Poong Corp.	22,071

		1,133,740

	Spain – 0.2%
2,656	Ence Energia y Celulosa S.A.	17,527
533	Let’s GOWEX S.A. (b) (d) (e) (f)	0

		17,527

	Sweden – 2.0%
4,337	Dios Fastigheter AB	29,475
2,472	Fingerprint Cards AB, Class B (b)	4,764
2,724	Hemfosa Fastigheter AB	36,494
20,788	Klovern AB, Class B	27,166
4,024	Kungsleden AB	29,188
10,802	SAS AB (b)	28,048
849	Wihlborgs Fastigheter AB	20,317

		175,452

	Switzerland – 0.4%
63	Bobst Group S.A.	8,379
30	Bossard Holding AG, Class A	7,081
21	Infineon Holding AG	13,114
21	Siegfried Holding AG	6,982

		35,556

	United Kingdom – 5.1%
13,250	Acacia Mining PLC	35,511
13,444	Cairn Energy PLC (b)	38,808
2,608	Computacenter PLC	40,599
10,650	Dixons Carphone PLC	28,614
8,849	Ferrexpo PLC	35,018
13,203	Firstgroup PLC (b)	19,698
1,231	J D Wetherspoon PLC	20,892
7,222	John Laing Group PLC (c)	28,667
4,737	Marston’s PLC	7,195
4,398	N Brown Group PLC	16,074
4,748	Northgate PLC	24,440
7,685	Premier Oil PLC (b)	7,912
1,240	Provident Financial PLC	15,034
869	Redrow PLC	7,679
1,866	Senior PLC	6,568
11,577	SIG PLC	27,541
3,320	Sole Realisation Co. PLC (b) (d) (e)	0
6,272	Sports Direct International PLC (b)	31,925
21,401	Thomas Cook Group PLC	35,511
1,771	Vedanta Resources PLC	19,237
1,745	Vesuvius PLC	13,759

		460,682

	Total Common Stocks	8,317,138

	(Cost $7,298,430)

Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 7.1%

	Australia – 3.1%
9,317	Abacus Property Group	$29,951
11,938	BWP Trust	28,782
3,279	Charter Hall Group	15,402
11,145	Charter Hall Retail REIT	36,175
46,096	Cromwell Property Group	36,326
11,109	Growthpoint Properties Australia Ltd.	29,557
9,783	Investa Office Fund	34,731
23,557	National Storage REIT	28,214
19,223	Shopping Centres Australasia
	Property Group	34,947

		274,085

	Belgium – 0.3%
438	Befimmo S.A.	28,142

	Canada – 1.2%
434	Allied Properties Real Estate Investment Trust	14,529
173	Granite Real Estate Investment Trust	6,778
1,925	Northview Apartment Real Estate Investment Trust	38,270
3,050	NorthWest Healthcare Properties Real Estate Investment Trust	27,589
4,075	Pure Industrial Real Estate Trust	21,947

		109,113

	Ireland – 0.6%
15,510	Green REIT PLC	28,938
15,327	Hibernia REIT PLC	28,027

		56,965

	Italy – 0.2%
13,243	Immobiliare Grande
	Distribuzione SIIQ S.p.A	15,318

	Netherlands – 0.3%
646	Eurocommercial Properties N.V.	28,144

	Singapore – 0.2%
16,200	Mapletree Greater China Commercial Trust	14,898

	Spain – 0.8%
1,916	Hispania Activos Inmobiliarios Socimi S.A.	36,093
3,554	Lar Espana Real Estate Socimi S.A.	37,909

		74,002

	United Kingdom – 0.4%
1,179	Safestore Holdings PLC	7,953

Page 98	See Notes to Financial Statements

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)

	United Kingdom (Continued)
2,996	UNITE Group (The) PLC	$32,562

		40,515

	Total Real Estate Investment Trusts	641,182

	(Cost $568,022)
	Total Investments – 99.8%	8,958,320
	(Cost $7,866,452) (g)
	Net Other Assets and Liabilities – 0.2%	19,017

	Net Assets – 100.0%	$8,977,337

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $13,567 or 0.2% of net assets.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	This issuer has filed for protection in federal bankruptcy court.
(g)	Aggregate cost for federal income tax purposes was $7,978,577. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,332,735 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $352,992. The net unrealized appreciation was $979,743.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	12/31/2017	Prices	Inputs	Inputs
Common Stocks:
Cayman Islands	$ 31,666	$ 18,099	$ 13,567	$ —**
Netherlands	65,538	65,538	—	—**
Spain	17,527	17,527	—	—**
United Kingdom	460,682	460,682	—	—**
Other Country
Categories*	7,741,725	7,741,725	—	—
Total Common Stocks	8,317,138	8,303,571	13,567	—**
Real Estate Investment Trusts*	641,182	641,182	—	—
Total Investments	$ 8,958,320	$ 8,944,753	$ 13,567	$ —**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using

See Notes to Financial Statements	Page 99

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

Portfolio of Investments (Continued)

December 31, 2017

significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$—	**
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	—
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	—	**

Total Level 3 holdings	$—	**

**Investment is valued at $0.

Currency Exposure Diversification	% of Total Investments
JPY	43.9%
EUR	14.9
KRW	12.7
AUD	7.9
GBP	6.3
CAD	6.0
SEK	2.0
HKD	1.9
ILS	1.2
NOK	1.2
NZD	0.9
CHF	0.4
SGD	0.4
DKK	0.3
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Page 100	See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 96.9%

	Bermuda – 1.8%
2,063,244	China Foods Ltd.	$1,206,861
15,087,900	Gemdale Properties & Investment Corp., Ltd.	1,564,243
4,675,312	Sinofert Holdings Ltd. (b)	777,937
1,893,174	Sinopec Kantons Holdings Ltd.	1,223,693

		4,772,734

	Brazil – 7.5%
80,653	Arezzo Industria e Comercio S.A.	1,329,993
63,586	B2W Cia Digital (b)	392,968
152,405	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	684,584
128,613	Cia de Saneamento de Minas Gerais-Copasa	1,682,349
47,248	Cia Hering	364,925
95,233	Cia Paranaense de Energia, Class B (Preference Shares)	716,307
32,826	CVC Brasil Operadora e Agencia de Viagens S.A.	479,956
130,127	Estacio Participacoes S.A.	1,287,501
503,452	Gol Linhas Aereas Inteligentes S.A. (Preference Shares) (b)	2,215,911
62,551	Iochpe-Maxion S.A.	433,714
1,236,061	Marcopolo S.A. (Preference Shares)	1,486,806
143,307	Marisa Lojas S.A. (b)	313,218
508,210	Metalurgica Gerdau S.A. (Preference Shares)	887,081
683,210	QGEP Participacoes S.A.	2,214,135
388,502	Randon SA Implementos e Participacoes (Preference Shares)	839,757
86,168	Ser Educacional S.A. (c)	813,077
163,265	SLC Agricola S.A.	1,312,676
33,405	Smiles Fidelidade S.A.	764,354
290,830	Via Varejo S.A.	2,145,431

		20,364,743

	Cayman Islands – 13.6%
967,920	361 Degrees International Ltd.	334,498
30,829	Airtac International Group	554,245
93,561	Bizlink Holding, Inc.	875,607
261,390	Casetek Holdings Ltd.	895,938
1,468,920	Chaowei Power Holdings Ltd.	896,824
3,806,572	China Aoyuan Property Group Ltd.	2,090,171
12,202,804	China Dongxiang Group Co., Ltd.	2,264,739
1,462,021	China Harmony New Energy Auto Holding Ltd. (b)	1,066,643
3,113,612	China Lesso Group Holdings Ltd.	2,016,534

Shares	Description	Value

	Cayman Islands (Continued)
2,484,048	China Lumena New Materials Corp. (b) (d) (e)	$0
11,550	China Metal Recycling Holdings Ltd. (b) (d) (e)	0
3,485,098	China SCE Property Holdings Ltd.	1,503,265
184,094	China Shanshui Cement Group Ltd. (b) (d) (e)	11,781
1,957,008	China ZhengTong Auto Services Holdings Ltd.	1,981,343
2,962,688	CT Environmental Group Ltd.	549,850
3,415,080	Dongyue Group Ltd.	2,386,624
3,102,514	Fufeng Group Ltd.	2,025,230
3,696,064	Grand Baoxin Auto Group Ltd. (b)	1,849,723
5,607,080	Greenland Hong Kong Holdings Ltd.	2,231,966
1,059,336	Greentown China Holdings Ltd.	1,364,025
2,078,428	Greentown Service Group Co., Ltd.	1,628,084
348,116	Health and Happiness H&H International Holdings Ltd. (b)	2,312,501
476,728	Li Ning Co., Ltd. (b)	386,247
3,026,176	Lonking Holdings Ltd.	1,328,553
3,335,556	Powerlong Real Estate Holdings Ltd.	1,618,072
1,803,640	Redco Properties Group Ltd. (c)	821,846
1,651,256	Shui On Land Ltd.	456,519
18,542	Silergy Corp.	423,696
1,646,126	Tianneng Power International Ltd.	1,710,841
1,194,311	Xinyi Solar Holdings Ltd.	461,652
1,572,686	Yuzhou Properties Co., Ltd.	839,399

		36,886,416

	Chile – 1.3%
1,248,839	AES Gener S.A.	409,921
121,796	CAP S.A.	1,557,580
885,668	Salfacorp S.A.	1,640,659

		3,608,160

	China – 5.7%
3,045,244	Beijing Capital Land Ltd., Class H	1,582,481
6,090,556	Beijing Jingneng Clean Energy Co., Ltd., Class H	1,637,068
3,951,482	Bengang Steel Plates Co., Ltd., Class B (b)	1,643,743
679,736	China Machinery Engineering Corp., Class H	441,102
8,555,244	China Suntien Green Energy Corp., Ltd., Class H	2,266,696
2,677,508	Harbin Electric Co., Ltd., Class H	1,120,648
7,376,735	Huadian Fuxin Energy Corp., Ltd., Class H	1,803,383

See Notes to Financial Statements	Page 101

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
1,662,603	Huaxin Cement Co., Ltd., Class B	$2,026,713
4,547,423	Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H	1,583,160
2,507,847	Sinotrans Ltd., Class H	1,229,392

		15,334,386

	Egypt – 0.8%
1,692,366	Egyptian Financial Group-Hermes Holding Co.	2,246,335

	Hong Kong – 5.4%
3,647,539	China Agri-Industries Holdings Ltd.	1,596,675
659,048	China Overseas Grand Oceans Group Ltd.	361,037
3,874,335	China Power International Development Ltd. (f)	1,016,580
7,442,082	China South City Holdings Ltd.	1,952,715
1,571,196	Hua Hong Semiconductor Ltd. (c)	3,334,306
4,138,653	Poly Property Group Co., Ltd. (b)	2,155,976
9,375,476	Shougang Fushan Resources Group Ltd.	2,016,012
2,950,244	Sinotrans Shipping Ltd.	751,452
8,350,523	Yuexiu Property Co., Ltd.	1,560,476

		14,745,229

	Hungary – 0.8%
1,163,247	Magyar Telekom Telecommunications PLC	2,057,354

	India – 3.5%
202,008	Dewan Housing Finance Corp., Ltd.	1,843,241
251,435	Indiabulls Real Estate Ltd. (b)	876,886
618,458	Jindal Steel & Power Ltd. (b)	1,986,352
94,739	Reliance Capital Ltd.	857,924
4,337,260	Reliance Communications Ltd. (b)	2,466,688
179,068	Reliance Infrastructure Ltd.	1,555,930

		9,587,021

	Indonesia – 2.7%
2,201,598	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	389,448
5,451,576	Bank Tabungan Negara Persero Tbk PT	1,434,466
10,955,319	Bukit Asam Persero Tbk PT	1,986,371
1,130,697	Indo Tambangraya Megah Tbk PT	1,725,110
1,022,170	Jasa Marga Persero Tbk PT	482,173

Shares	Description	Value

	Indonesia (Continued)
10,903,151	Perusahaan Gas Negara Persero Tbk	$1,406,340

		7,423,908

	Jersey – 0.4%
7,840,428	West China Cement Ltd. (b)	1,174,130

	Malaysia – 1.6%
2,080,500	AirAsia Bhd	1,722,183
3,372,900	VS Industry Bhd	2,508,631

		4,230,814

	Mexico – 1.7%
1,482,893	Corp Inmobiliaria Vesta SAB de CV	1,843,199
141,713	Grupo Financiero Interacciones SA de CV	629,267
509,371	Megacable Holdings SAB de C.V.	2,072,457

		4,544,923

	Philippines – 0.6%
6,052,700	Bloomberry Resorts Corp. (b)	1,321,603
413,930	Puregold Price Club, Inc.	414,594

		1,736,197

	Poland – 4.8%
66,906	Asseco Poland S.A.	845,323
11,221	CCC S.A.	918,710
95,061	Ciech S.A. (b)	1,570,263
418,524	Enea S.A.	1,382,676
577,812	Energa S.A.	2,113,086
40,097	Eurocash S.A.	304,908
103,668	Grupa Lotos S.A. (f)	1,718,394
80,260	Jastrzebska Spolka Weglowa S.A. (b)	2,219,690
2,064,717	Tauron Polska Energia S.A. (b)	1,809,100

		12,882,150

	Russia – 1.1%
323,755	Mechel PJSC (b)	830,105
40,362,552	Mosenergo PJSC	1,837,941
1,830,816	Sistema PJSC F.C.	384,114

		3,052,160

	South Africa – 4.4%
56,588	AECI Ltd.	457,369
33,345	Astral Foods Ltd.	722,015
46,085	Barloworld Ltd.	594,328
59,965	EOH Holdings Ltd.	326,857
233,538	Exxaro Resources Ltd.	3,067,280
713,687	Harmony Gold Mining Co., Ltd.	1,308,835
30,006	Imperial Holdings Ltd.	635,746
1,304,100	Nampak Ltd. (b)	1,709,638
483,896	Telkom S.A. SOC Ltd.	1,882,003

Page 102	See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Africa (Continued)
566,440	Tsogo Sun Holdings Ltd.	$1,115,254

		11,819,325

	Taiwan – 23.6%
528,678	Accton Technology Corp.	1,883,155
462,297	Asia Optical Co., Inc.	1,492,909
1,443,868	Cheng Loong Corp.	790,868
614,375	Cheng Uei Precision Industry Co., Ltd.	1,032,268
1,125,461	China Airlines Ltd. (b)	440,601
854,827	China General Plastics Corp.	930,705
3,708,352	China Petrochemical Development Corp. (b)	1,912,838
1,435,025	China Synthetic Rubber Corp.	2,114,550
442,836	Chin-Poon Industrial Co., Ltd.	864,586
2,180,461	ChipMOS Technologies, Inc.	1,941,705
738,483	Chong Hong Construction Co., Ltd.	1,900,895
4,885,886	Chung Hung Steel Corp. (b)	2,035,888
1,955,467	Compeq Manufacturing Co., Ltd.	2,523,310
333,848	Epistar Corp. (b)	506,519
870,711	Eva Airways Corp.	463,759
2,237,882	Evergreen Marine Corp. Taiwan Ltd. (b)	1,229,544
269,030	Everlight Electronics Co., Ltd.	406,368
306,822	Getac Technology Corp.	455,720
673,805	Gigabyte Technology Co., Ltd.	1,222,692
334,715	Global Unichip Corp.	2,868,166
2,832,203	Grand Pacific Petrochemical	2,993,188
768,580	Greatek Electronics, Inc.	1,345,599
5,483,627	HannStar Display Corp.	1,831,653
144,522	Hiwin Technologies Corp.	1,563,791
583,981	Huaku Development Co., Ltd.	1,361,906
661,979	ITEQ Corp.	1,452,601
1,299,482	King Yuan Electronics Co., Ltd.	1,320,945
180,737	Kinsus Interconnect Technology Corp.	329,181
1,275,893	LCY Chemical Corp.	2,079,433
436,831	Lien Hwa Industrial Corp.	537,259
862,937	Long Chen Paper Co., Ltd.	1,213,566
278,628	Lotes Co., Ltd.	1,891,320
67,469	Merry Electronics Co., Ltd.	440,974
1,051,961	Mitac Holdings Corp.	1,261,993
294,886	Powertech Technology, Inc.	872,019
343,641	Primax Electronics Ltd.	912,265
1,204,348	Qisda Corp.	855,956
544,501	Radiant Opto-Electronics Corp.	1,293,621
1,854,176	Ruentex Development Co., Ltd. (b)	1,990,723
861,015	Ruentex Industries Ltd.	1,464,031
4,257,662	Shin Kong Financial Holding Co., Ltd.	1,502,275
157,730	Shin Zu Shing Co., Ltd.	397,525
468,601	Taiwan Hon Chuan Enterprise Co., Ltd.	905,441

Shares	Description	Value

	Taiwan (Continued)
2,364,500	Unimicron Technology Corp.	$1,295,138
1,860,870	Walsin Lihwa Corp.	1,100,570
1,977,733	Winbond Electronics Corp.	1,558,474
548,978	WT Microelectronics Co., Ltd.	833,839
3,436,406	Yieh Phui Enterprise Co., Ltd.	1,408,813
993,181	Yulon Motor Co., Ltd.	805,999

		63,837,144

	Thailand – 8.5%
1,941,400	Amata Corp. PCL	1,548,831
3,610,800	AP Thailand PCL	1,013,772
1,417,200	Bangchak Corp. PCL	1,772,044
2,657,300	Beauty Community PCL	1,695,975
324,900	Carabao Group PCL, Class F	805,022
3,126,300	Com7 PCL, Class F	1,563,630
2,131,200	Erawan Group (The) PCL	568,930
4,199,200	Esso Thailand PCL (b)	2,267,748
298,400	Hana Microelectronics PCL	407,450
1,126,300	Mega Lifesciences PCL	1,520,626
3,064,300	Origin Property PCL, Class F	1,814,697
715,400	Pruksa Real Estate PCL (b)	515,861
527,300	Ratchaburi Electricity Generating Holding PCL	877,755
6,216,000	Sansiri PCL	415,799
2,848,700	Siamgas & Petrochemicals PCL	2,124,069
472,400	Srisawad Corp PCL	945,815
6,561,300	Univentures PCL	1,822,024
506,200	Workpoint Entertainment PCL	1,308,602

		22,988,650

	Turkey – 7.1%
126,992	Aksa Akrilik Kimya Sanayii A.S.	430,510
401,382	Aygaz A.S.	1,701,678
6,948,067	Dogan Sirketler Grubu Holding A.S. (b)	1,594,729
2,662,916	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (b)	2,255,101
303,211	Pegasus Hava Tasimaciligi A.S. (b)	2,703,741
505,420	Petkim Petrokimya Holding A.S.	1,036,041
1,484,484	Soda Sanayii A.S.	1,973,829
645,262	Tekfen Holding A.S.	2,893,933
2,081,549	Trakya Cam Sanayii A.S.	2,537,068
1,087,198	Turkiye Sinai Kalkinma Bankasi A.S.	413,023
1,474,346	Turkiye Sise ve Cam Fabrikalari A.S.	1,828,103

		19,367,756

	Total Common Stocks	262,659,535

	(Cost $234,205,088)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.1%

	South Africa – 2.3%
866,119	Emira Property Fund Ltd.	942,248

See Notes to Financial Statements	Page 103

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	South Africa (Continued)
162,827	Hyprop Investments Ltd.	$1,543,714
5,867,115	SA Corporate Real Estate Ltd.	2,280,931
870,719	Vukile Property Fund Ltd.	1,460,289

		6,227,182

	Turkey – 0.8%
2,819,412	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. (b)	2,090,107

	Total Real Estate Investment Trusts	8,317,289

	(Cost $7,979,099)

RIGHTS (a) – 0.0%

	Cayman Islands – 0.0%
1,943	Bizlink Holding, Inc., expiring 01/09/18 (d)	4,473
49,028	Casetek Holdings Ltd., expiring 02/05/18 (d)	16,475

	Total Rights	20,948

	(Cost $10,841)

MONEY MARKET FUNDS – 0.1%
391,505	Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Class – 1.24% (g) (h)	391,505

	(Cost $391,505)

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.3%
$711,936	RBC Capital Markets LLC, 1.35% (g), dated 12/29/17, due 1/2/18, with a maturity value of $712,043. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $729,079. (h)	711,936

	(Cost $711,936)

	Total Investments – 100.4%	272,101,213
	(Cost $243,298,469) (i)
	Net Other Assets and Liabilities – (0.4)%	(1,045,783)

	Net Assets – 100.0%	$271,055,430

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.

(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2017, securities noted as such are valued at $32,729 or 0.0% of net assets.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	All or a portion of this security is on loan (see Note 2D -Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,036,961 and the total value of the collateral held by the Fund is $1,103,441.
(g)	Rate shown reflects yield as of December 31, 2017.
(h)	This security serves as collateral for securities on loan.
(i)	Aggregate cost for federal income tax purposes was $247,240,266. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $34,630,210 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,769,263. The net unrealized appreciation was $24,860,947.

Page 104	See Notes to Financial Statements

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments (Continued)

December 31, 2017

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A—Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$36,886,416	$36,874,635	$—	$11,781
Other Country Categories*	225,773,119	225,773,119	—	—
Total Common Stocks	262,659,535	262,647,754	—	11,781
Real Estate Investment Trusts*	8,317,289	8,317,289	—	—
Rights*	20,948	—	20,948	—
Money Market Funds	391,505	391,505	—	—
Repurchase Agreements	711,936	—	711,936	—
Total Investments	$272,101,213	$271,356,548	$732,884	$11,781

*	See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Asset Type	Fair Value at 12/31/17	Valuation Technique	Unobservable Inputs	Amount	Impact to Valuation from an Increase to Input (a)
		Expected	Recovery
Equities	$11,781	Distribution	Rate	25% – 75%	Increase

(a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in the input could result in significantly higher or lower fair value measurements.

Level 3 common stocks are fair valued by the Advisor’s Pricing Committee. The Trust’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund’s investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at December 31, 2016
Common Stocks	$19,292
Net Realized Gain (Loss)	24,125
Net Change in Unrealized Appreciation/Depreciation	33,130
Purchases	—
Sales	(64,766)
Transfers In	—
Transfers Out	—
Ending Balance at December 31, 2017
Common Stocks	11,781

Total Level 3 holdings	$11,781

There was a net change of $33,130 in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2017.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I –Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$1,036,961
Non-cash Collateral (2)	(1,036,961)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 105

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$711,936
Non-cash Collateral (4)	(711,936)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Currency Exposure Diversification	% of Total Investments
HKD	25.0%
TWD	24.5
THB	8.5
TRY	7.9
BRL	7.5
ZAR	6.6
PLN	4.7
INR	3.5
IDR	2.7
MXN	1.7
MYR	1.6
CLP	1.3
USD	1.2
RUB	1.1
EGP	0.8
HUF	0.8
PHP	0.6
Total	100.0%

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
EGP	Egyptian Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

Page 106	See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)

Portfolio of Investments

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) – 93.3%

	Austria – 6.1%
11,245	BUWOG AG	$387,904
2,323	Lenzing AG	295,030
7,232	OMV AG	458,422
7,541	Raiffeisen Bank International AG (b)	273,252
37,147	Telekom Austria AG	344,488
16,078	UNIQA Insurance Group AG	170,148
3,577	Verbund AG	86,460
6,607	voestalpine AG	395,142

		2,410,846

	Belgium – 5.5%
1,796	Ageas	87,738
2,830	bpost S.A.	86,197
1,132	Cie d’Enterprise CFE	165,296
2,912	Elia System Operator S.A./N.V.	167,361
797	Groupe Bruxelles Lambert S.A.	86,056
7,150	KBC Ancora	450,308
4,892	Proximus S.A.	160,535
1,642	Sofina S.A.	258,386
1,692	Solvay S.A.	235,294
10,186	Umicore S.A.	482,206

		2,179,377

	Finland – 3.8%
4,216	Fortum OYJ	83,466
3,796	Konecranes OYJ	173,896
7,718	Neste OYJ	494,045
40,538	Outokumpu OYJ	376,470
9,324	UPM-Kymmene OYJ	289,865
1,189	Wartsila OYJ Abp	75,040

		1,492,782

	France – 19.6%
21,368	Air France-KLM (b)	348,169
9,917	Alstom S.A.	411,762
1,371	Arkema S.A.	167,049
1,083	Atos SE	157,687
5,567	AXA S.A.	165,219
3,101	BioMerieux	277,902
3,548	Bouygues S.A.	184,374
8,336	Carrefour S.A.	180,435
2,306	Cie Generale des Etablissements Michelin	330,777
5,906	Cie Plastic Omnium S.A.	268,536
2,444	Eiffage S.A.	267,848
20,808	Electricite de France S.A.	260,151
4,714	Eurazeo S.A.	435,519
5,688	Eutelsat Communications S.A.	131,683
6,067	Faurecia	474,113
1,059	Kering	499,362
306	LVMH Moet Hennessy Louis Vuitton SE	90,100
42,106	Natixis S.A.	333,236
14,148	Peugeot S.A.	287,819

Shares	Description	Value

	France (Continued)
4,286	Renault S.A.	$431,512
1,318	Rubis SCA	93,271
826	Safran SA	85,143
3,397	Sanofi	292,853
2,879	Societe Generale S.A.	148,711
1,364	Sopra Steria Group	255,063
2,254	Teleperformance	323,048
4,702	TOTAL S.A.	259,772
3,674	Ubisoft Entertainment S.A. (b)	282,745
1,135	Valeo S.A.	84,801
1,101	Vicat S.A.	86,911
521	Wendel S.A.	90,268

		7,705,839

	Germany – 26.7%
375	Adidas AG	75,208
753	Allianz SE	173,018
5,200	Aurubis AG	484,039
1,583	BASF SE	174,247
3,325	Bayerische Motoren Werke AG	346,408
18,576	Commerzbank AG (b)	278,717
328	Continental AG	88,569
4,227	Daimler AG	359,081
15,157	Deutsche Lufthansa AG	558,678
5,674	Deutsche Post AG	270,616
9,919	Deutsche Wohnen SE	433,922
1,260	Duerr AG	161,083
22,324	E.ON SE	242,703
14,187	Evotec AG (b)	229,801
885	Fraport AG Frankfurt Airport Services Worldwide	97,543
1,804	GRENKE AG	171,344
5,719	Hella GmbH & Co., KGaA	353,870
9,158	Jungheinrich AG (Preference Shares)	432,332
4,405	KION Group AG	380,439
2,427	Krones AG (c)	333,428
4,161	LEG Immobilien AG	475,742
1,584	MTU Aero Engines AG	283,944
6,587	Porsche Automobil Holding SE (Preference Shares)	551,500
248	Rational AG	159,851
3,740	Rheinmetall AG	474,995
7,416	RWE AG	151,267
5,291	Sixt SE	473,020
1,291	Stroeer SE & Co., KGaA	95,419
11,768	Suedzucker AG	255,287
2,703	United Internet AG	185,965
2,068	Volkswagen AG (Preference Shares)	413,011
9,899	Vonovia SE	491,602
1,763	Wacker Chemie AG	343,107
4,605	Wirecard AG	514,240

		10,513,996

See Notes to Financial Statements	Page 107

First Trust Eurozone AlphaDEX® ETF (FEUZ)

Portfolio of Investments (Continued)

December 31, 2017

Shares	Description	Value
COMMON STOCKS (a) (Continued)

	Greece – 0.2%
6,966	Hellenic Telecommunications Organization S.A.	$96,119

	Ireland – 1.1%
7,922	Kingspan Group PLC	346,037
2,686	Smurfit Kappa Group PLC	90,851

		436,888

	Italy – 12.3%
10,868	ACEA S.p.A.	200,816
16,629	Amplifon S.p.A.	256,188
4,520	Assicurazioni Generali S.p.A.	82,434
12,959	Autogrill S.p.A.	178,812
9,716	Banca Generali S.p.A.	323,386
81,267	Banco BPM S.p.A. (b)	255,472
941	DiaSorin S.p.A.	83,550
55,957	Enel S.p.A.	344,428
10,184	Eni S.p.A.	168,626
26,797	Hera S.p.A.	93,563
8,121	Interpump Group S.p.A.	255,487
47,643	Intesa Sanpaolo S.p.A.	158,346
156,981	Iren S.p.A	470,884
8,996	Leonardo S.p.A.	107,075
11,678	Moncler S.p.A.	365,429
4,987	Prysmian S.p.A.	162,696
1,831	Recordati S.p.A.	81,418
15,824	Societa Iniziative Autostradali e Servizi S.p.A.	294,669
359,718	Telecom Italia S.p.A. (b)	310,973
3,957	UniCredit S.p.A. (b)	73,971
64,998	Unione di Banche Italiane S.p.A.	284,344
8,591	Yoox Net-A-Porter Group S.p.A. (b) (c)	300,166

		4,852,733

	Luxembourg – 3.6%
4,824	APERAM S.A.	248,453
16,327	ArcelorMittal (b)	531,181
268	Eurofins Scientific SE	163,224
19,963	Grand City Properties S.A.	470,669

		1,413,527

	Netherlands – 7.3%
3,488	Aalberts Industries N.V.	177,426
57,850	Aegon N.V.	368,921
2,661	Airbus SE	265,002
5,329	ASM International N.V.	360,430
1,481	ASML Holding N.V.	257,928
1,371	IMCD Group N.V.	86,247
4,503	Koninklijke Ahold Delhaize NV	99,063
1,028	Koninklijke DSM N.V.	98,269
5,761	Koninklijke Vopak N.V.	252,784
10,063	NN Group N.V.	436,116
4,644	SBM Offshore N.V.	81,743
56,683	Steinhoff International Holdings N.V.	21,560

Shares	Description	Value

	Netherlands (Continued)
17,439	STMicroelectronics N.V.	$380,820

		2,886,309

	Portugal – 1.9%
67,127	EDP—Energias de Portugal S.A.	232,364
9,505	Galp Energia SGPS SA	174,775
51,843	Navigator (The) Co., S.A.	264,491
13,604	NOS SGPS S.A.	89,465

		761,095

	Spain – 5.2%
17,528	Acerinox SA	250,584
15,772	CIE Automotive S.A.	458,151
5,980	Enagas S.A.	171,270
3,740	Endesa S.A.	80,123
11,414	Gas Natural SDG S.A.	263,631
21,689	Iberdrola S.A.	168,112
22,378	Mediaset Espana Comunicacion S.A.	251,291
11,263	Prosegur Cia de Seguridad SA	88,516
18,287	Repsol S.A.	323,530

		2,055,208

	Total Common Stocks	36,804,719

	(Cost $34,159,670)

REAL ESTATE INVESTMENT TRUSTS – 6.6%

	France – 4.5%
3,242	Fonciere Des Regions	367,519
2,595	Gecina S.A.	479,185
10,729	Klepierre S.A.	471,996
1,730	Unibail-Rodamco SE	435,905

		1,754,605

	Spain – 2.1%
42,457	Inmobiliaria Colonial Socimi S.A.	421,953
30,404	Merlin Properties Socimi S.A.	412,226

		834,179

	Total Real Estate Investment Trusts	2,588,784

	(Cost $2,359,778)

MONEY MARKET FUNDS – 0.5%
176,263	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class – 1.24% (d) (e)	176,263

	(Cost $176,263)

Page 108	See Notes to Financial Statements

First Trust Eurozone AlphaDEX® ETF (FEUZ)

Portfolio of Investments (Continued)

December 31, 2017

Principal Value	Description	Value
REPURCHASE AGREEMENTS – 0.8%
$ 320,527	RBC Capital Markets LLC, 1.35% (d), dated 12/29/17, due 1/2/18, with a maturity value of $320,575. Collateralized by U.S. Treasury Notes, interest rates of 1.375% to 2.250%, due 9/30/18 to 3/31/21. The value of the collateral including accrued interest is $328,245. (e)	$320,527

	(Cost $320,527)

	Total Investments – 101.2%	39,890,293
	(Cost $37,016,238) (f)
	Net Other Assets and Liabilities – (1.2)%	(465,318)

	Net Assets – 100.0%	$39,424,975

(a)	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan (see Note 2D – Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $475,152 and the total value of the collateral held by the Fund is $496,790.
(d)	Rate shown reflects yield as of December 31, 2017.
(e)	This security serves as collateral for securities on loan.
(f)	Aggregate cost for federal income tax purposes was $37,167,944. As of December 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,818,029 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,095,680. The net unrealized appreciation was $2,722,349.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of December 31, 2017 is as follows (see Note 2A – Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$36,804,719	$36,804,719	$—	$—
Real Estate Investment Trusts*	2,588,784	2,588,784	—	—
Money Market Funds	176,263	176,263	—	—
Repurchase Agreements	320,527	—	320,527	—
Total Investments	$39,890,293	$39,569,766	$320,527	$—

*	See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at December 31, 2017.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2I –  Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Security Lending Agency Agreement
Total gross amount present on the Statements of Assets and Liabilities (1)	$475,152
Non-cash Collateral (2)	(475,152)

Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value”, is not offset and is shown on a gross basis.
(2)	At December 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

See Notes to Financial Statements	Page 109

First Trust Eurozone AlphaDEX® ETF (FEUZ)

Portfolio of Investments (Continued)

December 31, 2017

The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount present on the Statements of Assets and Liabilities (3)	$320,527
Non-cash Collateral (4)	(320,527)

Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2017, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 110	See Notes to Financial Statements

This page intentionally left blank

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Assets and Liabilities

December 31, 2017

	First Trust		First Trust
	Asia Pacific	First Trust	Latin	First Trust
	ex-Japan	Europe	America	Brazil
	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
	Fund	Fund	Fund	Fund
	(FPA)	(FEP)	(FLN)	(FBZ)
ASSETS:
Investments, at value	$58,605,356	$712,622,557	$17,227,853	$9,008,674
Cash	27,831	141,081	—	—
Foreign currency	—	—	267,561	238,681
Due from authorized participant	—	—	—	—
Receivables:
Dividends receivable	387,973	516,281	84,572	67,374
Dividend reclaims	—	1,042,099	—	—
Securities lending income	—	6,807	—	—
Interest	—	—	—	—
Investment securities sold	—	—	—	240
Miscellaneous	—	243	5,171	—

Total Assets	59,021,160	714,329,068	17,585,157	9,314,969

LIABILITIES:
Due to authorized participant	19,907	—	—	—
Due to custodian	—	—	17,645	1,103
Due to custodian foreign currency	3,355	24,030	—	—
Payables:
Collateral for securities on loan	—	6,747,604	—	—
Investment advisory fees	38,626	470,113	12,870	6,330
Investment securities purchased	—	—	—	—
Due to broker	—	—	190,839	—
Other liabilities	—	—	540	—

Total Liabilities	61,888	7,241,747	221,894	7,433

NET ASSETS	$58,959,272	$707,087,321	$17,363,263	$9,307,536

NET ASSETS consist of:
Paid-in capital	$58,277,817	$716,722,906	$21,138,245	$6,406,099
Par value	16,500	181,000	8,500	6,000
Accumulated net investment income (loss)	(344,420)	(2,861,076)	(19,785)	(14,443)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,145,592)	(87,048,528)	(5,519,571)	(76,213)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	8,154,967	80,093,019	1,755,874	2,986,093

NET ASSETS	$58,959,272	$707,087,321	$17,363,263	$9,307,536

NET ASSET VALUE, per share	$35.73	$39.07	$20.43	$15.51

Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,650,002	18,100,002	850,002	600,002

Investments, at cost	$50,451,497	$632,469,006	$15,472,742	$6,020,307

Foreign currency, at cost (proceeds)	$(3,351)	$(23,847)	$268,825	$239,616

Securities on loan, at value	$—	$3,850,941	$—	$—

Page 112	See Notes to Financial Statements

			First Trust
		First Trust	Developed	First Trust
First Trust	First Trust	South	Markets	Emerging
China	Japan	Korea	ex-US	Markets
AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
Fund	Fund	Fund	Fund	Fund
(FCA)	(FJP)	(FKO)	(FDT)	(FEM)

$7,591,811	$83,643,928	$2,899,788	$813,584,824	$453,785,458
—	23,332	20,999	239,574	1,063,061
7,141	13,285	—	96,994	286,049
42,600	—	—	852,695	—

2,935	92,950	33,323	2,061,571	405,456
—	631	—	195,562	6,151
581	—	—	3,557	12,168
—	—	—	—	—
—	—	—	45	—
—	—	—	38	621

7,645,068	83,774,126	2,954,110	817,034,860	455,558,964

—	—	—	—	—
58,424	—	—	—	—
—	—	—	—	—

136,197	—	—	5,460,807	5,502,271
7,002	56,409	1,951	527,279	289,977
—	—	—	852,695	—
—	—	—	—	101,027
—	—	—	—	2,390

201,623	56,409	1,951	6,840,781	5,895,665

$7,443,445	$83,717,717	$2,952,159	$810,194,079	$449,663,299

$11,996,397	$88,311,026	$4,427,144	$770,501,471	$470,540,039
2,500	14,000	1,000	130,020	161,500
(31,486)	(235,836)	12,640	(2,518,025)	(682,580)

(4,775,645)	(15,921,001)	(2,239,654)	(37,644,215)	(64,399,058)
251,679	11,549,528	751,029	79,724,828	44,043,398

$7,443,445	$83,717,717	$2,952,159	$810,194,079	$449,663,299

$29.77	$59.80	$29.52	$62.31	$27.84

250,002	1,400,002	100,002	13,002,000	16,150,002

$7,340,127	$72,094,930	$2,148,873	$733,860,466	$409,743,939

$7,138	$13,202	$—	$97,154	$286,525

$129,421	$—	$—	$5,180,058	$5,193,472

See Notes to Financial Statements	Page 113

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Assets and Liabilities (Continued)

December 31, 2017

				First Trust
	First Trust	First Trust	First Trust	United
	Germany	Canada	Australia	Kingdom
	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
	Fund	Fund	Fund	Fund
	(FGM)	(FCAN)	(FAUS)	(FKU)
ASSETS:
Investments, at value	$260,691,073	$6,873,123	$1,677,771	$17,876,641
Cash	—	18,501	101	61,187
Foreign currency	—	5,507	—	—
Due from authorized participant	146,627	—	—	—
Receivables:
Dividends receivable	—	9,416	6,855	59,912
Dividend reclaims	134,469	24	37	4,340
Securities lending income	1,015	64	—	—
Interest	—	—	—	—
Investment securities sold	—	—	—	—
Miscellaneous	114	—	—	—

Total Assets	260,973,298	6,906,635	1,684,764	18,002,080

LIABILITIES:
Due to authorized participant	—	—	—	—
Due to custodian	76,484	—	—	—
Due to custodian foreign currency	114	—	—	2,999
Payables:
Collateral for securities on loan	1,735,505	281,030	—	—
Investment advisory fees	169,222	4,374	1,130	12,742
Investment securities purchased	146,627	—	—	—
Due to broker	—	—	—	—
Other liabilities	—	—	—	—

Total Liabilities	2,127,952	285,404	1,130	15,741

NET ASSETS	$258,845,346	$6,621,231	$1,683,634	$17,986,339

NET ASSETS consist of:
Paid-in capital	$240,510,814	$21,359,388	$1,932,103	$53,901,903
Par value	50,500	2,500	500	4,500
Accumulated net investment income (loss)	—	22,850	(53,933)	70,501
Accumulated net realized gain (loss) on investments and foreign currency transactions	(25,436,461)	(15,327,845)	(487,977)	(37,847,484)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	43,720,493	564,338	292,941	1,856,919

NET ASSETS	$258,845,346	$6,621,231	$1,683,634	$17,986,339

NET ASSET VALUE, per share	$51.26	$26.48	$33.67	$39.97

Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,050,002	250,002	50,002	450,002

Investments, at cost	$216,981,723	$6,308,808	$1,384,834	$16,020,279

Foreign currency, at cost (proceeds)	$(114)	$5,519	$—	$(2,985)

Securities on loan, at value	$1,670,499	$270,081	$—	$—

Page 114	See Notes to Financial Statements

			First Trust
			Developed	First Trust
			Markets	Emerging
First Trust	First Trust	First Trust	ex-US	Markets	First Trust
Taiwan	Hong Kong	Switzerland	Small Cap	Small Cap	Eurozone
AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
Fund	Fund	Fund	Fund	Fund	ETF
(FTW)	(FHK)	(FSZ)	(FDTS)	(FEMS)	(FEUZ)

$3,635,562	$6,419,243	$236,009,020	$8,958,320	$272,101,213	$39,890,293
85	97,305	—	2,837	—	—
81	8,700	12,013	1,026	167,191	4,952
—	—	—	—	—

—	6,670	—	14,516	65,311	5,488
—	—	1,540,357	6,585	1,000	49,949
—	140	—	—	3,370	422
—	—	429	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

3,635,728	6,532,058	237,561,819	8,983,284	272,338,085	39,951,104

—	120,980	—	—	—	—
—	—	117,212	—	2,991	3,527
—	—	—	—	—	—

—	—	—	—	1,103,441	496,790
2,440	5,254	156,810	5,947	176,223	25,812
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

2,440	126,234	274,022	5,947	1,282,655	526,129

$3,633,288	$6,405,824	$237,287,797	$8,977,337	$271,055,430	$39,424,975

$4,919,353	$54,624,517	$221,956,745	$9,329,328	$244,290,491	$37,373,381
1,000	1,500	45,000	2,000	63,000	9,000
(51,707)	(41,034)	(328,174)	(36,342)	(1,109,275)	(8,150)

(1,863,034)	(49,394,478)	(22,397,914)	(1,409,653)	(991,897)	(823,922)
627,676	1,215,319	38,012,140	1,092,004	28,803,111	2,874,666

$3,633,288	$6,405,824	$237,287,797	$8,977,337	$271,055,430	$39,424,975

$36.33	$42.70	$52.73	$44.89	$43.02	$43.81

100,002	150,002	4,500,002	200,002	6,300,002	900,002

$3,007,886	$5,203,929	$197,981,836	$7,866,452	$243,298,469	$37,016,238

$81	$8,696	$11,994	$1,009	$167,348	$4,927

$—	$—	$—	$—	$1,036,961	$475,152

See Notes to Financial Statements	Page 115

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Operations

For the Year Ended December 31, 2017

	First Trust		First Trust
	Asia Pacific	First Trust	Latin	First Trust
	ex-Japan	Europe	America	Brazil
	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
	Fund	Fund	Fund	Fund
	(FPA)	(FEP)	(FLN)	(FBZ)
INVESTMENT INCOME:
Dividends	$1,590,570	$10,598,405	$3,109,727	$3,076,121
Non-cash dividends	224,227	—	—	—
Securities lending income (net of fees)	1,663	161,427	—	—
Foreign withholding tax on dividend income	(127,945)	(884,012)	(307,830)	(227,611)
Other	503	57	12	16

Total investment income	1,689,018	9,875,877	2,801,909	2,848,526

EXPENSES:
Investment advisory fees	360,242	3,611,876	584,074	566,347
Excise tax expense	16	—	13,283	25,591

Total expenses	360,258	3,611,876	597,357	591,938

NET INVESTMENT INCOME (LOSS)	1,328,760	6,264,001	2,204,552	2,256,588

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,455,934	36,461,036	1,816,142	5,473,577
In-kind redemptions	620,757	743,690	177,237	—
Foreign currency transactions	(5,872)	18,619	32,724	(568,811)
Foreign capital gains tax	—	—	—	—

Net realized gain (loss)	3,070,819	37,223,345	2,026,103	4,904,766

Net change in unrealized appreciation (depreciation) on:
Investments	8,829,303	79,575,813	(1,302,092)	(6,149,871)
Foreign currency translation	1,086	114,283	208	(5,400)

Net change in unrealized appreciation (depreciation)	8,830,389	79,690,096	(1,301,884)	(6,155,271)

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,901,208	116,913,441	724,219	(1,250,505)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,229,968	$123,177,442	$2,928,771	$1,006,083

Page 116	See Notes to Financial Statements

			First Trust
		First Trust	Developed	First Trust
First Trust	First Trust	South	Markets	Emerging
China	Japan	Korea	ex-US	Markets
AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
Fund	Fund	Fund	Fund	Fund
(FCA)	(FJP)	(FKO)	(FDT)	(FEM)

$192,801	$1,397,468	$126,595	$10,957,345	$11,209,106
—	—	—	1,687,266	—
2,000	17,071	—	96,878	139,178
(10,664)	(139,747)	(20,889)	(989,027)	(907,891)
—	—	631	754	13

184,137	1,274,792	106,337	11,753,216	10,440,406

59,206	504,805	38,949	3,552,433	2,392,628
—	—	—	—	2,012

59,206	504,805	38,949	3,552,433	2,394,640

124,931	769,987	67,388	8,200,783	8,045,766

614,101	(1,784,622)	487,807	(991,120)	15,350,918
1,296,642	3,990,962	—	31,430,052	27,516,648
(267)	2,419	(8,124)	30,633	(39,642)
—	—	—	—	(581,550)

1,910,476	2,208,759	479,683	30,469,565	42,246,374

626,527	12,295,597	847,220	78,428,076	41,361,580
(6)	1,533	114	25,512	3,735

626,521	12,297,130	847,334	78,453,588	41,365,315

2,536,997	14,505,889	1,327,017	108,923,153	83,611,689

$2,661,928	$15,275,876	$1,394,405	$117,123,936	$91,657,455

See Notes to Financial Statements	Page 117

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Operations (Continued)

For the Year Ended December 31, 2017

				First Trust
	First Trust	First Trust	First Trust	United
	Germany	Canada	Australia	Kingdom
	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
	Fund	Fund	Fund	Fund
	(FGM)	(FCAN)	(FAUS)	(FKU)
INVESTMENT INCOME:
Dividends	$6,121,012	$222,199	$68,270	$986,297
Non-cash dividends	—	—	—	—
Securities lending income (net of fees)	35,123	3,461	—	—
Foreign withholding tax on dividend income	(469,204)	(35,365)	(2,861)	(11,402)
Other	9	7	—	20

Total investment income	5,686,940	190,302	65,409	974,915

EXPENSES:
Investment advisory fees	1,431,897	79,205	12,664	212,744
Excise tax expense	—	—	—	—

Total expenses	1,431,897	79,205	12,664	212,744

NET INVESTMENT INCOME (LOSS)	4,255,043	111,097	52,745	762,171

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,545,048)	(254,913)	127,149	(3,467,439)
In-kind redemptions	16,211,580	117,317	—	1,550,543
Foreign currency transactions.	21,524	259	326	7,845
Foreign capital gains tax	—	—	—	—

Net realized gain (loss)	12,688,056	(137,337)	127,475	(1,909,051)

Net change in unrealized appreciation (depreciation) on:
Investments	47,556,519	526,875	156,288	6,967,882
Foreign currency translation	28,250	11	8	2,370

Net change in unrealized appreciation (depreciation)	47,584,769	526,886	156,296	6,970,252

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,272,825	389,549	283,771	5,061,201

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$64,527,868	$500,646	$336,516	$5,823,372

Page 118	See Notes to Financial Statements

			First Trust
			Developed	First Trust
			Markets	Emerging
First Trust	First Trust	First Trust	ex-US	Markets	First Trust
Taiwan	Hong Kong	Switzerland	Small Cap	Small Cap	Eurozone
AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®	AlphaDEX®
Fund	Fund	Fund	Fund	Fund	ETF
(FTW)	(FHK)	(FSZ)	(FDTS)	(FEMS)	(FEUZ)

$143,359	$290,139	$4,416,196	$222,310	$8,675,423	$301,711
—	179,140	—	—	—	—
—	1,238	—	—	42,113	3,186
(28,051)	—	(433,775)	(19,577)	(812,402)	(38,916)
—	—	—	1,021	8	43

115,308	470,517	3,982,421	203,754	7,905,142	266,024

28,406	66,864	1,430,167	62,800	1,558,179	121,233
—	40	—	—	—	—

28,406	66,904	1,430,167	62,800	1,558,179	121,233

86,902	403,613	2,552,254	140,954	6,346,963	144,791

304,508	(64,796)	2,661,499	(278,228)	14,953,639	447,646
—	760,608	2,112,073	1,602,163	15,778,400	492,232
5	(195)	4,398	4,016	(159,366)	229
—	—	—	—	(289,180)	—

304,513	695,617	4,777,970	1,327,951	30,283,493	940,107

302,145	1,679,478	37,103,838	962,922	28,305,904	2,660,244
1	—	52,576	678	18	6,316

302,146	1,679,478	37,156,414	963,600	28,305,922	2,666,560

606,659	2,375,095	41,934,384	2,291,551	58,589,415	3,606,667

$693,561	$2,778,708	$44,486,638	$2,432,505	$64,936,378	$3,751,458

See Notes to Financial Statements	Page 119

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Changes in Net Assets

	First Trust Asia Pacific		First Trust Europe
	ex-Japan AlphaDEX® Fund (FPA)		AlphaDEX® Fund (FEP)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
OPERATIONS:
Net investment income (loss)	$1,328,760	$552,733	$6,264,001	$6,263,393
Net realized gain (loss)	3,070,819	(1,969,555)	37,223,345	(21,830,970)
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	8,830,389	1,210,092	79,690,096	10,555,983

Net increase (decrease) in net assets resulting from operations	13,229,968	(206,730)	123,177,442	(5,011,594)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,716,347)	(770,446)	(9,061,721)	(6,731,831)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(1,716,347)	(770,446)	(9,061,721)	(6,731,831)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	20,122,738	2,953,910	352,575,234	8,710,556
Cost of shares redeemed	(5,270,585)	(5,419,327)	(8,791,380)	(156,392,543)

Net increase (decrease) in net assets resulting from shareholder transactions	14,852,153	(2,465,417)	343,783,854	(147,681,987)

Total increase (decrease) in net assets	26,365,774	(3,442,593)	457,899,575	(159,425,412)

NET ASSETS:
Beginning of period	32,593,498	36,036,091	249,187,746	408,613,158

End of period	$58,959,272	$32,593,498	$707,087,321	$249,187,746

Accumulated net investment income (loss) at end of period	$(344,420)	$(200,759)	$(2,861,076)	$(107,574)

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	1,300,002	8,500,002	13,800,002
Shares sold	600,000	100,000	9,900,000	300,000
Shares redeemed	(150,000)	(200,000)	(300,000)	(5,600,000)

Shares outstanding, end of period	1,650,002	1,200,002	18,100,002	8,500,002

Page 120	See Notes to Financial Statements

First Trust Latin America		First Trust Brazil		First Trust China
AlphaDEX® Fund (FLN)		AlphaDEX® Fund (FBZ)		AlphaDEX® Fund (FCA)
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$2,204,552	$634,209	$2,256,588	$1,315,579	$124,931	$83,431
2,026,103	(2,388,198)	4,904,766	(971,490)	1,910,476	(2,251,813)
—	—	—	69,112	—	9,330
(1,301,884)	3,760,300	(6,155,271)	10,288,336	626,521	1,257,409

2,928,771	2,006,311	1,006,083	10,701,537	2,661,928	(901,643)

(2,920,964)	(58,135)	(2,439,989)	(626,965)	(177,821)	(95,481)
—	—	(103,980)	—	—	—
—	—	—	—	—	—

(2,920,964)	(58,135)	(2,543,969)	(626,965)	(177,821)	(95,481)

60,665,092	121,426,647	70,645,418	112,304,583	6,713,848	—
(150,114,316)	(20,555,430)	(160,098,839)	(24,298,682)	(5,610,697)	(4,497,688)

(89,449,224)	100,871,217	(89,453,421)	88,005,901	1,103,151	(4,497,688)

(89,441,417)	102,819,393	(90,991,307)	98,080,473	3,587,258	(5,494,812)

106,804,680	3,985,287	100,298,843	2,218,370	3,856,187	9,350,999

$17,363,263	$106,804,680	$9,307,536	$100,298,843	$7,443,445	$3,856,187

$(19,785)	$306,989	$(14,443)	$652,432	$(31,486)	$376

5,700,002	300,002	7,200,002	250,002	200,002	450,002
2,850,000	6,550,000	4,550,000	8,750,000	250,000	—
(7,700,000)	(1,150,000)	(11,150,000)	(1,800,000)	(200,000)	(250,000)

850,002	5,700,002	600,002	7,200,002	250,002	200,002

See Notes to Financial Statements	Page 121

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Changes in Net Assets (Continued)

	First Trust Japan		First Trust South Korea
	AlphaDEX® Fund (FJP)		AlphaDEX® Fund (FKO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
OPERATIONS:
Net investment income (loss)	$769,987	$1,104,160	$67,388	$(5,287)
Net realized gain (loss)	2,208,759	(789,843)	479,683	(2,043,296)
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	12,297,130	4,993,766	847,334	151,979

Net increase (decrease) in net assets resulting from operations	15,275,876	5,308,083	1,394,405	(1,896,604)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,002,182)	(1,291,521)	(22,080)	—
Net realized gain	—	—	—	—
Return of capital	—	—	—	(40,551)

Total distributions to shareholders	(1,002,182)	(1,291,521)	(22,080)	(40,551)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	52,874,641	123,097,363	22,253	18,516,707
Cost of shares redeemed	(31,282,166)	(175,976,009)	(2,821,680)	(15,634,163)

Net increase (decrease) in net assets resulting from shareholder transactions	21,592,475	(52,878,646)	(2,799,427)	2,882,544

Total increase (decrease) in net assets	35,866,169	(48,862,084)	(1,427,102)	945,389

NET ASSETS:
Beginning of period	47,851,548	96,713,632	4,379,261	3,433,872

End of period	$83,717,717	$47,851,548	$2,952,159	$4,379,261

Accumulated net investment income (loss) at end of period	$(235,836)	$(129,946)	$12,640	$(42,258)

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,000,002	2,050,002	200,002	150,002
Shares sold	1,000,000	2,700,000	—	750,000
Shares redeemed	(600,000)	(3,750,000)	(100,000)	(700,000)

Shares outstanding, end of period	1,400,002	1,000,002	100,002	200,002

Page 122	See Notes to Financial Statements

First Trust Developed Markets		First Trust Emerging Markets		First Trust Germany
ex-US AlphaDEX® Fund (FDT)		AlphaDEX® Fund (FEM)		AlphaDEX® Fund (FGM)
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$8,200,783	$2,619,491	$8,045,766	$2,969,866	$4,255,043	$1,714,247
30,469,565	(3,760,917)	42,246,374	(8,761,813)	12,688,056	(14,717,954)
—	—	—	—	—	—
78,453,588	4,722,306	41,365,315	21,456,674	47,584,769	9,245,166

117,123,936	3,580,880	91,657,455	15,664,727	64,527,868	(3,758,541)

(10,575,893)	(2,947,156)	(9,394,816)	(2,798,326)	(4,674,742)	(1,698,108)
—	—	—	—	—	—
—	—	—	—	—	(88,798)

(10,575,893)	(2,947,156)	(9,394,816)	(2,798,326)	(4,674,742)	(1,786,906)

729,991,217	173,242,375	271,763,386	34,378,419	182,231,354	—
(185,342,428)	(182,832,072)	(52,965,236)	(13,567,548)	(81,717,451)	(85,087,583)

544,648,789	(9,589,697)	218,798,150	20,810,871	100,513,903	(85,087,583)

651,196,832	(8,955,973)	301,060,789	33,677,272	160,367,029	(90,633,030)

158,997,247	167,953,220	148,602,510	114,925,238	98,478,317	189,111,347

$810,194,079	$158,997,247	$449,663,299	$148,602,510	$258,845,346	$98,478,317

$(2,518,025)	$(380,064)	$(682,580)	$103,938	$—	$(3,210)

3,352,000	3,602,000	7,250,002	6,350,002	2,700,002	5,200,002
12,750,000	3,700,000	10,800,000	1,700,000	4,200,000	—
(3,100,000)	(3,950,000)	(1,900,000)	(800,000)	(1,850,000)	(2,500,000)

13,002,000	3,352,000	16,150,002	7,250,002	5,050,002	2,700,002

See Notes to Financial Statements	Page 123

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Changes in Net Assets (Continued)

	First Trust Canada		First Trust Australia
	AlphaDEX® Fund (FCAN)		AlphaDEX® Fund (FAUS)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
OPERATIONS:
Net investment income (loss)	$111,097	$70,411	$52,745	$53,861
Net realized gain (loss)	(137,337)	(3,327,538)	127,475	77,698
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	526,886	3,927,459	156,296	193,152

Net increase (decrease) in net assets resulting from operations	500,646	670,332	336,516	324,711

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(112,596)	(46,010)	(80,283)	(121,204)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(112,596)	(46,010)	(80,283)	(121,204)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	17,631,286	2,216,165	—	—
Cost of shares redeemed	(18,385,543)	(2,304,811)	—	(1,486,003)

Net increase (decrease) in net assets resulting from shareholder transactions	(754,257)	(88,646)	—	(1,486,003)

Total increase (decrease) in net assets	(366,207)	535,676	256,233	(1,282,496)

NET ASSETS:
Beginning of period	6,987,438	6,451,762	1,427,401	2,709,897

End of period	$6,621,231	$6,987,438	$1,683,634	$1,427,401

Accumulated net investment income (loss) at end of period	$22,850	$24,090	$(53,933)	$(40,969)

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	300,002	300,002	50,002	100,002
Shares sold	750,000	100,000	—	—
Shares redeemed	(800,000)	(100,000)	—	(50,000)

Shares outstanding, end of period	250,002	300,002	50,002	50,002

Page 124	See Notes to Financial Statements

First Trust United Kingdom		First Trust Taiwan		First Trust Hong Kong
AlphaDEX® Fund (FKU)		AlphaDEX® Fund (FTW)		AlphaDEX® Fund (FHK)
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2017	12/31/2016

$762,171	$2,460,849	$86,902	$95,320	$403,613	$186,193
(1,909,051)	(49,045,516)	304,513	(415,519)	695,617	(46,038,088)
—	—	—	—	—	—
6,970,252	12,995,318	302,146	693,727	1,679,478	26,002,228

5,823,372	(33,589,349)	693,561	373,528	2,778,708	(19,849,667)

(788,507)	(2,317,281)	(146,993)	(75,616)	(469,086)	(336,903)
—	—	—	—	—	—
—	—	—	(24,966)	—	—

(788,507)	(2,317,281)	(146,993)	(100,582)	(469,086)	(336,903)

—	3,103,979	—	—	—	—
(14,974,287)	(149,922,153)	—	(2,956,755)	(4,036,464)	(113,300,402)

(14,974,287)	(146,818,174)	—	(2,956,755)	(4,036,464)	(113,300,402)

(9,939,422)	(182,724,804)	546,568	(2,683,809)	(1,726,842)	(133,486,972)

27,925,761	210,650,565	3,086,720	5,770,529	8,132,666	141,619,638

$17,986,339	$27,925,761	$3,633,288	$3,086,720	$6,405,824	$8,132,666

$70,501	$40,869	$(51,707)	$—	$(41,034)	$4,695

850,002	5,250,002	100,002	200,002	250,002	4,200,002
—	100,000	—	—	—	—
(400,000)	(4,500,000)	—	(100,000)	(100,000)	(3,950,000)

450,002	850,002	100,002	100,002	150,002	250,002

See Notes to Financial Statements	Page 125

First Trust Exchange-Traded AlphaDEX® Fund II

Statements of Changes in Net Assets (Continued)

	First Trust Switzerland		First Trust Developed Markets ex-US
	AlphaDEX® Fund (FSZ)		Small Cap AlphaDEX® Fund (FDTS)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
OPERATIONS:
Net investment income (loss)	$2,552,254	$2,497,556	$140,954	$100,781
Net realized gain (loss)	4,777,970	(12,009,972)	1,327,951	25,974
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	37,156,414	9,673,914	963,600	67,850

Net increase (decrease) in net assets resulting from operations	44,486,638	161,498	2,432,505	194,605

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,096,407)	(2,480,134)	(185,062)	(118,881)
Net realized gain	—	—	—	—
Return of capital	—	(161,343)	—	—

Total distributions to shareholders	(3,096,407)	(2,641,477)	(185,062)	(118,881)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	105,414,378	2,025,420	7,822,662	—
Cost of shares redeemed	(13,596,586)	(87,317,082)	(7,833,316)	—

Net increase (decrease) in net assets resulting from shareholder transactions	91,817,792	(85,291,662)	(10,654)	—

Total increase (decrease) in net assets	133,208,023	(87,771,641)	2,236,789	75,724

NET ASSETS:
Beginning of period	104,079,774	191,851,415	6,740,548	6,664,824

End of period	$237,287,797	$104,079,774	$8,977,337	$6,740,548

Accumulated net investment income (loss) at end of period	$(328,174)	$(864)	$(36,342)	$(8,548)

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,550,002	4,800,002	200,002	200,002
Shares sold	2,250,000	50,000	200,000	—
Shares redeemed	(300,000)	(2,300,000)	(200,000)	—

Shares outstanding, end of period	4,500,002	2,550,002	200,002	200,002

Page 126	See Notes to Financial Statements

First Trust Emerging Markets		First Trust Eurozone
Small Cap AlphaDEX® Fund (FEMS)		AlphaDEX® ETF (FEUZ)
Year	Year	Year	Year
Ended	Ended	Ended	Ended
12/31/2017	12/31/2016	12/31/2017	12/31/2016

$6,346,963	$1,552,627	$144,791	$137,495
30,283,493	151,523	940,107	(332,455)
—	2,732	—	—
28,305,922	3,452,876	2,666,560	423,437

64,936,378	5,159,758	3,751,458	228,477

(7,510,083)	(1,883,866)	(168,471)	(172,851)
(1,350,720)	—	—	—
—	—	—	—

(8,860,803)	(1,883,866)	(168,471)	(172,851)

172,061,512	73,102,360	32,847,682	—
(51,387,268)	(6,756,543)	(3,534,316)	(4,606,767)

120,674,244	66,345,817	29,313,366	(4,606,767)

176,749,819	69,621,709	32,896,353	(4,551,141)

94,305,611	24,683,902	6,528,622	11,079,763

$271,055,430	$94,305,611	$39,424,975	$6,528,622

$(1,109,275)	$(225,110)	$(8,150)	$15,301

3,100,002	900,002	200,002	350,002
4,500,000	2,450,000	800,000	—
(1,300,000)	(250,000)	(100,000)	(150,000)

6,300,002	3,100,002	900,002	200,002

See Notes to Financial Statements	Page 127

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights

For a share outstanding throughout each period

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.16	$27.72	$27.93	$27.89	$27.53

Income from investment operations:
Net investment income (loss)	0.93	0.48	0.55	0.41	0.54
Net realized and unrealized gain (loss)	8.76	(0.38)	(0.28)	0.78	0.48

Total from investment operations	9.69	0.10	0.27	1.19	1.02

Distributions paid to shareholders from:
Net investment income	(1.12)	(0.66)	(0.22)	(1.06)	(0.66)
Return of capital	—	—	(0.26)	(0.09)	—

Total distributions	(1.12)	(0.66)	(0.48)	(1.15)	(0.66)

Net asset value, end of period	$35.73	$27.16	$27.72	$27.93	$27.89

Total return (a)	35.93%	0.29%	0.97%	4.23%	3.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,959	$32,593	$36,036	$30,727	$57,167
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.95%	1.68%	1.55%	1.46%	1.48%
Portfolio turnover rate (b)	94%	96%	127%	186%	118%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 128	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Europe AlphaDEX® Fund (FEP)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.32	$29.61	$29.50	$33.10	$25.68

Income from investment operations:
Net investment income (loss)	0.49	0.53	0.62	0.70	0.45
Net realized and unrealized gain (loss)	9.90	(0.20)	0.14	(3.58)	7.49

Total from investment operations.	10.39	0.33	0.76	(2.88)	7.94

Distributions paid to shareholders from:
Net investment income	(0.64)	(0.62)	(0.65)	(0.72)	(0.52)

Net asset value, end of period	$39.07	$29.32	$29.61	$29.50	$33.10

Total return (a)	35.67%	1.24%	2.53%	(8.90)%	31.33	% (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$707,087	$249,188	$408,613	$277,286	$405,481
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.39%	2.03%	2.12%	2.39%	0.78%
Portfolio turnover rate (c)	100%	103%	118%	106%	94%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $42,521, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 129

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Latin America AlphaDEX® Fund (FLN)

	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.74		$13.28	$19.09	$23.43	$26.60

Income from investment operations:
Net investment income (loss)	1.56		0.31	0.40	0.73	0.48
Net realized and unrealized gain (loss)	2.23		5.35	(5.90)	(4.32)	(3.17)

Total from investment operations	3.79		5.66	(5.50)	(3.59)	(2.69)

Distributions paid to shareholders from:
Net investment income	(2.10)		(0.20)	(0.26)	(0.75)	(0.48)
Return of capital	—		—	(0.05)	—	—

Total distributions	(2.10)		(0.20)	(0.31)	(0.75)	(0.48)

Net asset value, end of period	$20.43		$18.74	$13.28	$19.09	$23.43

Total return (a)	20.50%		42.81%	(29.08)%	(15.80)%	(10.17)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,363		$106,805	$3,985	$5,726	$8,202
Ratio of total expenses to average net assets	0.82	% (b)	0.80%	0.80%	0.80%	0.81	% (b)
Ratio of net investment income (loss) to average net assets	3.02%		1.62%	2.36%	3.11%	2.10%
Portfolio turnover rate (c)	187%		186%	129%	103%	138%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 130	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Brazil AlphaDEX® Fund (FBZ)

	Year Ended December 31,
	2017		2016		2015		2014	2013
Net asset value, beginning of period	$13.93		$8.87		$15.65		$19.45	$23.42

Income from investment operations:
Net investment income (loss)	2.46		0.34		0.36		0.78	0.53
Net realized and unrealized gain (loss)	1.06		4.95		(6.80)		(3.84)	(3.97)

Total from investment operations	3.52		5.29		(6.44)		(3.06)	(3.44)

Distributions paid to shareholders from:
Net investment income	(1.77)		(0.23)		(0.33)		(0.74)	(0.53)
Net realized gain	(0.17)		—		—		—	—
Return of capital	—		—		(0.01)		—	—

Total distributions	(1.94)		(0.23)		(0.34)		(0.74)	(0.53)

Net asset value, end of period	$15.51		$13.93		$8.87		$15.65	$19.45

Total return (a)	25.91%		59.89	% (b)	(41.80)%		(16.40)%	(14.72)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,308		$100,299		$2,218		$3,912	$5,835
Ratio of total expenses to average net assets	0.84	% (c)	0.80%		0.81	% (c)	0.80%	0.81	% (c)
Ratio of net investment income (loss) to average net assets	3.19%		2.34%		2.90%		4.04%	2.40%
Portfolio turnover rate (d)	159%		111%		106%		104%	85%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $69,112, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 131

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust China AlphaDEX® Fund (FCA)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of period	$19.28	$20.78		$22.58	$23.56	$24.74

Income from investment operations:
Net investment income (loss)	0.47	0.42		0.85	0.58	0.62
Net realized and unrealized gain (loss)	10.70	(1.44)		(1.80)	(1.00)	(1.13)

Total from investment operations	11.17	(1.02)		(0.95)	(0.42)	(0.51)

Distributions paid to shareholders from:
Net investment income	(0.68)	(0.48)		(0.85)	(0.56)	(0.67)

Net asset value, end of period	$29.77	$19.28		$20.78	$22.58	$23.56

Total return (a)	58.35%	(4.96	)% (b)	(4.37)%	(1.68)%	(1.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,443	$3,856		$9,351	$15,803	$4,711
Ratio of total expenses to average net assets	0.80%	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.69%	2.07%		3.85%	2.04%	2.12%
Portfolio turnover rate (c)	69%	197%		177%	79%	110%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $9,330, which represents $0.03 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 132	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Japan AlphaDEX® Fund (FJP)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.85	$47.18	$44.99	$46.02	$35.49

Income from investment operations:
Net investment income (loss)	0.64	0.48	0.46	0.49 (a)	0.33
Net realized and unrealized gain (loss)	12.08	0.88	2.13	(1.03)	10.53

Total from investment operations	12.72	1.36	2.59	(0.54)	10.86

Distributions paid to shareholders from:
Net investment income	(0.77)	(0.69)	(0.40)	(0.49)	(0.33)

Net asset value, end of period	$59.80	$47.85	$47.18	$44.99	$46.02

Total return (b)	26.70%	2.91%	5.73%	(1.22)%	30.66	% (c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,718	$47,852	$96,714	$38,238	$103,550
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.22%	0.86%	0.99%	1.06%	0.91%
Portfolio turnover rate (d)	101%	122%	105%	148%	51%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $7,227, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 133

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust South Korea AlphaDEX® Fund (FKO)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.90	$22.89	$23.85	$27.85	$26.34

Income from investment operations:
Net investment income (loss)	0.35	(0.01)	0.09	0.07 (a)	0.04
Net realized and unrealized gain (loss)	7.38	(0.57)	(0.81)	(3.83)	1.67

Total from investment operations	7.73	(0.58)	(0.72)	(3.76)	1.71

Distributions paid to shareholders from:
Net investment income	(0.11)	—	(0.07)	(0.20)	(0.20)
Return of capital	—	(0.41)	(0.17)	(0.04)	—

Total distributions	(0.11)	(0.41)	(0.24)	(0.24)	(0.20)

Net asset value, end of period	$29.52	$21.90	$22.89	$23.85	$27.85

Total return (b)	35.39%	(2.74)%	(3.11)%	(13.60)%	6.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,952	$4,379	$3,434	$3,578	$5,570
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.38%	(0.08)%	0.32%	0.25%	(0.09)%
Portfolio turnover rate (c)	77%	268%	138%	97%	66%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 134	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.43	$46.63	$47.14	$50.96	$43.93

Income from investment operations:
Net investment income (loss)	0.88	0.73	0.65	0.73	0.80
Net realized and unrealized gain (loss)	14.98	0.90	(0.31)	(3.72)	7.20

Total from investment operations.	15.86	1.63	0.34	(2.99)	8.00

Distributions paid to shareholders from:
Net investment income	(0.98)	(0.83)	(0.66)	(0.83)	(0.97)
Return of capital	—	—	(0.19)	—	—

Total distributions	(0.98)	(0.83)	(0.85)	(0.83)	(0.97)

Net asset value, end of period	$62.31	$47.43	$46.63	$47.14	$50.96

Total return (a)	33.57%	3.55%	0.67%	(5.98)%	18.40	% (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$810,194	$158,997	$167,953	$108,510	$147,877
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.85%	1.46%	1.36%	1.43%	1.58%
Portfolio turnover rate (c)	104%	124%	115%	115%	109%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $15,029, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 135

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Emerging Markets AlphaDEX® Fund (FEM)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of period	$20.50	$18.10		$21.53	$24.55	$26.11

Income from investment operations:
Net investment income (loss)	0.59	0.49		0.68	0.62	0.62
Net realized and unrealized gain (loss)	7.43	2.37		(3.46)	(3.03)	(1.53)

Total from investment operations.	8.02	2.86		(2.78)	(2.41)	(0.91)

Distributions paid to shareholders from:
Net investment income	(0.68)	(0.46)		(0.64)	(0.61)	(0.65)
Return of capital	—	—		(0.01)	—	—

Total distributions	(0.68)	(0.46)		(0.65)	(0.61)	(0.65)

Net asset value, end of period	$27.84	$20.50		$18.10	$21.53	$24.55

Total return (a)	39.43%	15.86%		(13.11)%	(10.04)%	(3.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$449,663	$148,603		$114,925	$476,909	$330,136
Ratio of total expenses to average net assets	0.80%	0.81	% (b)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.69%	2.49%		2.29%	2.76%	2.01%
Portfolio turnover rate (c)	101%	119%		112%	116%	132%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 136	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Germany AlphaDEX® Fund (FGM)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$36.47	$36.37	$36.07	$41.48	$33.42

Income from investment operations:
Net investment income (loss)	1.00	0.47	0.35	0.62	0.60
Net realized and unrealized gain (loss)	14.87	0.11	0.36	(5.34)	8.12

Total from investment operations	15.87	0.58	0.71	(4.72)	8.72

Distributions paid to shareholders from:
Net investment income	(1.08)	(0.46)	(0.34)	(0.69)	(0.66)
Return of capital	—	(0.02)	(0.07)	—	—

Total distributions	(1.08)	(0.48)	(0.41)	(0.69)	(0.66)

Net asset value, end of period	$51.26	$36.47	$36.37	$36.07	$41.48

Total return (a)	43.96%	1.67%	1.94%	(11.60)%	26.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$258,845	$98,478	$189,111	$57,715	$47,702
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.38%	1.32%	1.34%	1.92%	1.43%
Portfolio turnover rate (b)	82%	114%	90%	83%	50%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 137

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Canada AlphaDEX® Fund (FCAN)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.29	$21.51	$31.44	$36.11	$31.62

Income from investment operations:
Net investment income (loss)	0.28	0.22	0.27	0.75	0.53
Net realized and unrealized gain (loss)	3.18	1.70	(10.00)	(4.62)	4.43

Total from investment operations	3.46	1.92	(9.73)	(3.87)	4.96

Distributions paid to shareholders from:
Net investment income	(0.27)	(0.14)	(0.20)	(0.80)	(0.47)

Net asset value, end of period	$26.48	$23.29	$21.51	$31.44	$36.11

Total return (a)	15.03%	8.94%	(30.98)%	(10.86)%	15.75%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,621	$6,987	$6,452	$34,579	$77,628
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.12%	0.98%	1.32%	1.44%	2.08%
Portfolio turnover rate (b)	85%	114%	166%	103%	47%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 138	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Australia AlphaDEX® Fund (FAUS)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of period	$28.55	$27.10		$28.97	$29.99	$31.21

Income from investment operations:
Net investment income (loss)	1.06	0.70		0.98	1.16	0.62
Net realized and unrealized gain (loss)	5.67	2.77		(2.05)	(0.67)	(0.78)

Total from investment operations	6.73	3.47		(1.07)	0.49	(0.16)

Distributions paid to shareholders from:
Net investment income	(1.61)	(2.02)		(0.80)	(1.51)	(1.06)

Net asset value, end of period	$33.67	$28.55		$27.10	$28.97	$29.99

Total return (a)	23.87%	12.80%		(3.68)%	1.47%	(0.61)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,684	$1,427		$2,710	$1,449	$1,500
Ratio of total expenses to average net assets	0.80%	0.81	%(b)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.33%	2.50%		3.64%	3.65%	3.10%
Portfolio turnover rate (c)	75%	92%		101%	99%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 139

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust United Kingdom AlphaDEX® Fund (FKU)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$32.85	$40.12	$39.29	$42.46	$34.03

Income from investment operations:
Net investment income (loss)	1.15	1.01	1.04	1.20	0.92
Net realized and unrealized gain (loss)	7.14	(7.43)	0.85	(3.08)	8.50

Total from investment operations	8.29	(6.42)	1.89	(1.88)	9.42

Distributions paid to shareholders from:
Net investment income	(1.17)	(0.85)	(1.06)	(1.29)	(0.99)

Net asset value, end of period	$39.97	$32.85	$40.12	$39.29	$42.46

Total return (a)	25.53%	(16.08)%	4.75%	(4.53)%	28.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,986	$27,926	$210,651	$64,830	$27,598
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.87%	2.47%	2.97%	2.67%	2.74%
Portfolio turnover rate (b)	98%	109%	91%	67%	63%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 140	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Taiwan AlphaDEX® Fund (FTW)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.87	$28.85	$36.44	$31.82	$29.50

Income from investment operations:
Net investment income (loss)	0.87	0.93	1.13	0.08	0.49
Net realized and unrealized gain (loss)	6.06	2.10	(7.47)	4.73	2.38

Total from investment operations	6.93	3.03	(6.34)	4.81	2.87

Distributions paid to shareholders from:
Net investment income	(1.47)	(0.76)	(1.15)	(0.03)	(0.49)
Return of capital	—	(0.25)	(0.10)	(0.16)	(0.06)

Total distributions	(1.47)	(1.01)	(1.25)	(0.19)	(0.55)

Net asset value, end of period	$36.33	$30.87	$28.85	$36.44	$31.82

Total return (a)	22.54%	10.31%	(17.56)%	15.13%	9.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,633	$3,087	$5,771	$27,327	$1,591
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.45%	2.17%	1.59%	0.55%	1.61%
Portfolio turnover rate (b)	64%	76%	133%	26%	70%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 141

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Hong Kong AlphaDEX® Fund (FHK)

	Year Ended December 31,
	2017	2016		2015		2014	2013
Net asset value, beginning of period	$32.53	$33.72		$38.29		$38.60	$34.57

Income from investment operations:
Net investment income (loss)	2.41	1.33		0.78		1.20	0.92
Net realized and unrealized gain (loss)	10.59	(1.17)		(4.35)		(0.58)	3.98

Total from investment operations	13.00	0.16		(3.57)		0.62	4.90

Distributions paid to shareholders from:
Net investment income.	(2.83)	(1.35)		(1.00)		(0.93)	(0.87)

Net asset value, end of period	$42.70	$32.53		$33.72		$38.29	$38.60

Total return (a)	40.31%	0.54%		(9.51)%		1.63%	14.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,406	$8,133		$141,620		$40,204	$3,860
Ratio of total expenses to average net assets	0.80%	0.81	% (b)	0.81	% (b)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.83%	0.98%		2.82%		5.30%	2.23%
Portfolio turnover rate (c)	76%	257%		106%		43%	57%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 142	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Switzerland AlphaDEX® Fund (FSZ)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$40.82	$39.97	$38.09	$40.79	$32.28

Income from investment operations:
Net investment income (loss)	0.66	0.75	0.44	0.56	0.82
Net realized and unrealized gain (loss)	12.03	0.89	1.87	(2.54)	8.38

Total from investment operations	12.69	1.64	2.31	(1.98)	9.20

Distributions paid to shareholders from:
Net investment income.	(0.78)	(0.74)	(0.43)	(0.48)	(0.79)
Return of capital	—	(0.05)	—	(0.24)	—

Total distributions.	(0.78)	(0.79)	(0.43)	(0.72)	(0.79)

Net asset value, end of period	$52.73	$40.82	$39.97	$38.09	$40.79

Total return (a)	31.26%	4.21%	6.06%	(5.06)%	28.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$237,288	$104,080	$191,851	$53,332	$26,510
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.43%	1.91%	1.82%	0.86%	1.58%
Portfolio turnover rate (b)	50%	92%	82%	72%	49%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 143

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.70	$33.32	$32.07	$36.63	$30.49

Income from investment operations:
Net investment income (loss)	0.71	0.50	0.45	0.57	0.49
Net realized and unrealized gain (loss)	11.41	0.47	1.37	(4.30)	6.31

Total from investment operations	12.12	0.97	1.82	(3.73)	6.80

Distributions paid to shareholders from:
Net investment income	(0.93)	(0.59)	(0.57)	(0.83)	(0.66)

Net asset value, end of period	$44.89	$33.70	$33.32	$32.07	$36.63

Total return (a)	36.23%	2.96%	5.65%	(10.36)%	22.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,977	$6,741	$6,665	$6,414	$3,663
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.80%	1.53%	1.31%	1.54%	1.82%
Portfolio turnover rate (b)	111%	127%	137%	137%	171%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 144	See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of period	$30.42	$27.43		$32.64	$35.44	$34.16

Income from investment operations:
Net investment income (loss)	1.11	0.64		0.71	0.62	0.50
Net realized and unrealized gain (loss)	12.96	3.08		(5.03)	(2.29)	1.42

Total from investment operations	14.07	3.72		(4.32)	(1.67)	1.92

Distributions paid to shareholders from:
Net investment income	(1.26)	(0.73)		(0.80)	(1.08)	(0.64)
Net realized gain	(0.21)	—		—	—	—
Return of capital	—	—		(0.09)	(0.05)	—

Total distributions	(1.47)	(0.73)		(0.89)	(1.13)	(0.64)

Net asset value, end of period	$43.02	$30.42		$27.43	$32.64	$35.44

Total return (a)	46.57%	13.53	% (b)	(13.39)%	(4.89)%	5.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$271,055	$94,306		$24,684	$40,799	$51,391
Ratio of total expenses to average net assets	0.80%	0.93	% (c)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.26%	2.39%		2.53%	2.11%	1.84%
Portfolio turnover rate (d)	113%	121%		151%	174%	144%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $2,732, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Ratio reflects foreign capital gain tax expense of 0.14% which is not covered under the annual unitary management fee.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 145

First Trust Exchange-Traded AlphaDEX® Fund II

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Eurozone AlphaDEX® ETF (FEUZ)

				Period Ended December 31,
	Year Ended December 31,
	2017	2016	2015	2014 (a)
Net asset value, beginning of period.	$32.64	$31.66	$30.89	$30.55

Income from investment operations:
Net investment income (loss)	0.47	0.50	0.34	0.01
Net realized and unrealized gain (loss)	11.26	1.17	0.77	0.34

Total from investment operations	11.73	1.67	1.11	0.35

Distributions paid to shareholders from:
Net investment income	(0.56)	(0.69)	(0.23)	(0.01)
Return of capital.	—	—	(0.11)	—

Total distributions	(0.56)	(0.69)	(0.34)	(0.01)

Net asset value, end of period	$43.81	$32.64	$31.66	$30.89

Total return (b)	36.19%	5.49%	3.54%	1.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$39,425	$6,529	$11,080	$338,213
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80	% (c)
Ratio of net investment income (loss) to average net assets	0.96%	1.70%	0.30%	0.08	% (c)
Portfolio turnover rate (d)	77%	98%	21%	2%

(a)	Inception date is October 21, 2014, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 146	See Notes to Financial Statements

Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

1. Organization

First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust currently consists of the following nineteen funds (each a “Fund” and collectively, the “Funds”), including the exchange on which they are listed and traded:

First Trust Asia Pacific ex-Japan AlphaDEX® Fund – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “FPA”)

First Trust Europe AlphaDEX® Fund – (Nasdaq ticker “FEP”)

First Trust Latin America AlphaDEX® Fund – (Nasdaq ticker “FLN”)

First Trust Brazil AlphaDEX® Fund – (Nasdaq ticker “FBZ”)

First Trust China AlphaDEX® Fund – (Nasdaq ticker “FCA”)

First Trust Japan AlphaDEX® Fund – (Nasdaq ticker “FJP”)

First Trust South Korea AlphaDEX® Fund – (Nasdaq ticker “FKO”)

First Trust Developed Markets ex-US AlphaDEX® Fund – (Nasdaq ticker “FDT”)

First Trust Emerging Markets AlphaDEX® Fund – (Nasdaq ticker “FEM”)

First Trust Germany AlphaDEX® Fund – (Nasdaq ticker “FGM”)

First Trust Canada AlphaDEX® Fund – (Nasdaq ticker “FCAN”)

First Trust Australia AlphaDEX® Fund – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FAUS”)

First Trust United Kingdom AlphaDEX® Fund – (Nasdaq ticker “FKU”)

First Trust Taiwan AlphaDEX® Fund – (Nasdaq ticker “FTW”)

First Trust Hong Kong AlphaDEX® Fund – (Nasdaq ticker “FHK”)

First Trust Switzerland AlphaDEX® Fund – (Nasdaq ticker “FSZ”)

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund – (Nasdaq ticker “FDTS”)

First Trust Emerging Markets Small Cap AlphaDEX® Fund – (Nasdaq ticker “FEMS”)

First Trust Eurozone AlphaDEX® ETF – (Nasdaq ticker “FEUZ”)

Each Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a Fund’s relevant index. Except when aggregated in Creation Units, each Fund’s shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX® Fund	NASDAQ AlphaDEX® Europe Index
First Trust Latin America AlphaDEX® Fund	NASDAQ AlphaDEX® Latin America Index
First Trust Brazil AlphaDEX® Fund	NASDAQ AlphaDEX® Brazil Index
First Trust China AlphaDEX® Fund	NASDAQ AlphaDEX® China Index
First Trust Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Japan Index
First Trust South Korea AlphaDEX® Fund	NASDAQ AlphaDEX® South Korea Index
First Trust Developed Markets ex-US AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Index
First Trust Germany AlphaDEX® Fund	NASDAQ AlphaDEX® Germany Index
First Trust Canada AlphaDEX® Fund	NASDAQ AlphaDEX® Canada Index
First Trust Australia AlphaDEX® Fund	NASDAQ AlphaDEX® Australia Index
First Trust United Kingdom AlphaDEX® Fund	NASDAQ AlphaDEX® United Kingdom Index
First Trust Taiwan AlphaDEX® Fund	NASDAQ AlphaDEX® Taiwan Index
First Trust Hong Kong AlphaDEX® Fund	NASDAQ AlphaDEX® Hong Kong Index
First Trust Switzerland AlphaDEX® Fund	NASDAQ AlphaDEX® Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Small Cap Index
First Trust Eurozone AlphaDEX® ETF	NASDAQ AlphaDEX® Eurozone Index

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

2. Significant Accounting Policies

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Shares of open-end funds are valued at fair value which is based on NAV per share.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund’s ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.

o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2017, is included with each Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Witholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

C. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

D. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2017, only FEP, FCA, FDT, FEM, FGM, FCAN, FEMS and FEUZ had securities in the securities lending program. During the year ended December 31, 2017, FPA, FEP, FCA, FJP, FDT, FEM, FGM, FCAN, FHK, FEMS and FEUZ participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the year ended December 31, 2017, were received as collateral for lending securities.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$1,716,347	$—	$—
First Trust Europe AlphaDEX® Fund	9,061,721	—	—
First Trust Latin America AlphaDEX® Fund	2,920,964	—	—
First Trust Brazil AlphaDEX® Fund	2,543,969	—	—
First Trust China AlphaDEX® Fund	177,821	—	—
First Trust Japan AlphaDEX® Fund	1,002,182	—	—
First Trust South Korea AlphaDEX® Fund	22,080	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	10,575,893	—	—
First Trust Emerging Markets AlphaDEX® Fund	9,394,816	—	—
First Trust Germany AlphaDEX® Fund	4,674,742	—	—
First Trust Canada AlphaDEX® Fund	112,596	—	—
First Trust Australia AlphaDEX® Fund	80,283	—	—
First Trust United Kingdom AlphaDEX® Fund	788,507	—	—
First Trust Taiwan AlphaDEX® Fund	146,993	—	—
First Trust Hong Kong AlphaDEX® Fund	469,086	—	—
First Trust Switzerland AlphaDEX® Fund	3,096,407	—	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	185,062	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	8,143,233	717,570	—
First Trust Eurozone AlphaDEX® ETF	168,471	—	—

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2016 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$770,446	$—	$—
First Trust Europe AlphaDEX® Fund	6,731,831	—	—
First Trust Latin America AlphaDEX® Fund	58,135	—	—
First Trust Brazil AlphaDEX® Fund	626,965	—	—
First Trust China AlphaDEX® Fund	95,481	—	—
First Trust Japan AlphaDEX® Fund	1,291,521	—	—
First Trust South Korea AlphaDEX® Fund	—	—	40,551
First Trust Developed Markets ex-US AlphaDEX® Fund	2,947,156	—	—
First Trust Emerging Markets AlphaDEX® Fund	2,798,326	—	—
First Trust Germany AlphaDEX® Fund	1,698,108	—	88,798
First Trust Canada AlphaDEX® Fund	46,010	—	—
First Trust Australia AlphaDEX® Fund	121,204	—	—
First Trust United Kingdom AlphaDEX® Fund	2,317,281	—	—
First Trust Taiwan AlphaDEX® Fund	75,616	—	24,966
First Trust Hong Kong AlphaDEX® Fund	336,903	—	—
First Trust Switzerland AlphaDEX® Fund	2,480,134	—	161,343
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	118,881	—	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,883,866	—	—
First Trust Eurozone AlphaDEX® ETF	172,851	—	—

As of December 31, 2017, the component of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$24,338	$(6,442,502)	$7,083,119
First Trust Europe AlphaDEX® Fund	731,044	(85,810,074)	75,262,445
First Trust Latin America AlphaDEX® Fund	—	(5,291,716)	1,508,234
First Trust Brazil AlphaDEX® Fund	120,981	527,466	2,246,990
First Trust China AlphaDEX® Fund	—	(4,747,548)	192,096
First Trust Japan AlphaDEX® Fund	156,356	(15,361,965)	10,598,300
First Trust South Korea AlphaDEX® Fund	—	(2,207,961)	731,976
First Trust Developed Markets ex-US AlphaDEX® Fund	752,731	(33,146,550)	71,956,407
First Trust Emerging Markets AlphaDEX® Fund	—	(62,419,601)	41,381,361
First Trust Germany AlphaDEX® Fund	—	(23,070,736)	41,354,768
First Trust Canada AlphaDEX® Fund	22,850	(15,308,869)	545,362
First Trust Australia AlphaDEX® Fund	10,577	(482,835)	223,289
First Trust United Kingdom AlphaDEX® Fund	185,986	(37,832,699)	1,726,649
First Trust Taiwan AlphaDEX® Fund	—	(1,769,625)	482,560
First Trust Hong Kong AlphaDEX® Fund	—	(49,390,529)	1,170,336
First Trust Switzerland AlphaDEX® Fund	—	(21,735,734)	37,021,786
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	40,054	(1,373,924)	979,879
First Trust Emerging Markets Small Cap AlphaDEX® Fund	1,622,378	218,247	24,861,314
First Trust Eurozone AlphaDEX® ETF	42,438	(722,804)	2,722,960

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

G. Income and Other Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. The capital gains tax paid on securities sold is included in “Foreign capital gains tax” on the Statements of Operations.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2017, for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Capital Loss Available
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$6,442,502
First Trust Europe AlphaDEX® Fund	85,810,074
First Trust Latin America AlphaDEX® Fund	5,271,931
First Trust Brazil AlphaDEX® Fund	—
First Trust China AlphaDEX® Fund	4,720,042
First Trust Japan AlphaDEX® Fund	15,361,965
First Trust South Korea AlphaDEX® Fund	2,205,007
First Trust Developed Markets ex-US AlphaDEX® Fund	33,146,550
First Trust Emerging Markets AlphaDEX® Fund	62,102,841
First Trust Germany AlphaDEX® Fund	23,070,736
First Trust Canada AlphaDEX® Fund	15,308,869
First Trust Australia AlphaDEX® Fund	482,835
First Trust United Kingdom AlphaDEX® Fund	37,832,699
First Trust Taiwan AlphaDEX® Fund	1,756,500
First Trust Hong Kong AlphaDEX® Fund	49,381,654
First Trust Switzerland AlphaDEX® Fund	21,735,734
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	1,373,924
First Trust Emerging Markets Small Cap AlphaDEX® Fund	—
First Trust Eurozone AlphaDEX® ETF	722,804

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2017, the Funds incurred and elected to defer net ordinary losses as follows:

Ordinary Losses
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$—
First Trust Europe AlphaDEX® Fund	—
First Trust Latin America AlphaDEX® Fund	19,785
First Trust Brazil AlphaDEX® Fund	—
First Trust China AlphaDEX® Fund	27,506
First Trust Japan AlphaDEX® Fund	—
First Trust South Korea AlphaDEX® Fund	2,954
First Trust Developed Markets ex-US AlphaDEX® Fund	—
First Trust Emerging Markets AlphaDEX® Fund	316,760
First Trust Germany AlphaDEX® Fund	—
First Trust Canada AlphaDEX® Fund	—
First Trust Australia AlphaDEX® Fund	—
First Trust United Kingdom AlphaDEX® Fund	—
First Trust Taiwan AlphaDEX® Fund	13,125
First Trust Hong Kong AlphaDEX® Fund	8,875
First Trust Switzerland AlphaDEX® Fund	—
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	—
First Trust Emerging Markets Small Cap AlphaDEX® Fund	—
First Trust Eurozone AlphaDEX® ETF	—

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2017, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$243,926	$(832,930)	$589,004
First Trust Europe AlphaDEX® Fund	44,218	(757,767)	713,549
First Trust Latin America AlphaDEX® Fund	389,638	(506,023)	116,385
First Trust Brazil AlphaDEX® Fund	(483,474)	322,506	160,968
First Trust China AlphaDEX® Fund	21,028	(1,289,984)	1,268,956
First Trust Japan AlphaDEX® Fund	126,305	(3,896,723)	3,770,418
First Trust South Korea AlphaDEX® Fund	9,590	(9,590)	—
First Trust Developed Markets ex-US AlphaDEX® Fund	237,149	(30,729,703)	30,492,554
First Trust Emerging Markets AlphaDEX® Fund	562,532	(27,004,871)	26,442,339
First Trust Germany AlphaDEX® Fund	422,909	(15,976,839)	15,553,930
First Trust Canada AlphaDEX® Fund	259	(64,703)	64,444
First Trust Australia AlphaDEX® Fund	14,574	(14,574)	—
First Trust United Kingdom AlphaDEX® Fund	55,968	(1,592,115)	1,536,147
First Trust Taiwan AlphaDEX® Fund	8,384	(8,384)	—
First Trust Hong Kong AlphaDEX® Fund	19,744	(777,148)	757,404
First Trust Switzerland AlphaDEX® Fund	216,843	(2,041,551)	1,824,708
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	16,314	(1,587,714)	1,571,400
First Trust Emerging Markets Small Cap AlphaDEX® Fund	278,955	(15,798,205)	15,519,250
First Trust Eurozone AlphaDEX® ETF	229	(480,483)	480,254

H. Expenses

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of the advisory fees, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund.

First Trust Portfolios L.P. (“FTP”) has entered into licensing agreements with Nasdaq (“Licensor”) for the Funds. The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

I. Offsetting on the Statements of Assets and Liabilities

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

J. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund’s average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

During the year ended December 31, 2016, FCA, FBZ and FEMS received payments from the Advisor of $9,330, $69,112 and $2,732, respectively, in connection with trade errors.

The Trust has multiple service agreements with BBH. Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

4. Purchases and Sales of Securities

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$51,228,515	$42,244,278
First Trust Europe AlphaDEX® Fund	452,249,655	453,779,083
First Trust Latin America AlphaDEX® Fund	130,406,674	208,060,715
First Trust Brazil AlphaDEX® Fund	112,577,720	202,545,582
First Trust China AlphaDEX® Fund	9,766,330	4,881,153
First Trust Japan AlphaDEX® Fund	64,311,510	63,712,060
First Trust South Korea AlphaDEX® Fund	3,665,921	6,484,437
First Trust Developed Markets ex-US AlphaDEX® Fund	728,792,568	459,281,669
First Trust Emerging Markets AlphaDEX® Fund	478,544,346	301,206,791
First Trust Germany AlphaDEX® Fund	146,570,944	146,140,193
First Trust Canada AlphaDEX® Fund	8,177,176	8,162,170
First Trust Australia AlphaDEX® Fund	1,172,820	1,197,879
First Trust United Kingdom AlphaDEX® Fund	25,881,179	25,907,723
First Trust Taiwan AlphaDEX® Fund	2,254,835	2,304,926
First Trust Hong Kong AlphaDEX® Fund	6,255,593	6,415,653
First Trust Switzerland AlphaDEX® Fund	89,032,649	89,762,094
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	13,666,728	8,621,619
First Trust Emerging Markets Small Cap AlphaDEX® Fund	338,703,157	218,117,236
First Trust Eurozone AlphaDEX® ETF	12,271,663	12,138,365

For the year ended December 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$8,511,431	$3,358,148
First Trust Europe AlphaDEX® Fund	350,865,841	8,770,040
First Trust Latin America AlphaDEX® Fund	6,185,545	18,322,315
First Trust Brazil AlphaDEX® Fund	—	—
First Trust China AlphaDEX® Fund	1,419,088	5,237,623
First Trust Japan AlphaDEX® Fund	52,077,533	31,325,936
First Trust South Korea AlphaDEX® Fund	—	—
First Trust Developed Markets ex-US AlphaDEX® Fund	452,853,242	182,043,558
First Trust Emerging Markets AlphaDEX® Fund	91,042,950	52,487,504
First Trust Germany AlphaDEX® Fund	181,414,495	81,549,778
First Trust Canada AlphaDEX® Fund	17,579,988	18,347,676
First Trust Australia AlphaDEX® Fund	—	—
First Trust United Kingdom AlphaDEX® Fund	—	14,910,726
First Trust Taiwan AlphaDEX® Fund	—	—
First Trust Hong Kong AlphaDEX® Fund	—	3,910,966
First Trust Switzerland AlphaDEX® Fund	104,658,099	13,522,879
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	2,663,132	7,776,251
First Trust Emerging Markets Small Cap AlphaDEX® Fund	47,376,573	48,280,508
First Trust Eurozone AlphaDEX® ETF	32,715,103	3,531,783

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

5. Creations, Redemptions and Transaction Fees

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

	Creation Transaction Fees	Redemption Transaction Fees
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$3,500	$3,500
First Trust Europe AlphaDEX® Fund	4,200	4,200
First Trust Latin America AlphaDEX® Fund	2,600	2,600
First Trust Brazil AlphaDEX® Fund	2,600	2,600
First Trust China AlphaDEX® Fund	2,100	2,100
First Trust Japan AlphaDEX® Fund	1,000	1,000
First Trust South Korea AlphaDEX® Fund	1,600	1,600
First Trust Developed Markets ex-US AlphaDEX® Fund	6,000	6,000
First Trust Emerging Markets AlphaDEX® Fund	7,500	7,500
First Trust Germany AlphaDEX® Fund	800	800
First Trust Canada AlphaDEX® Fund	500	500
First Trust Australia AlphaDEX® Fund	1,200	1,200
First Trust United Kingdom AlphaDEX® Fund	500	500
First Trust Taiwan AlphaDEX® Fund	1,600	1,600
First Trust Hong Kong AlphaDEX® Fund	1,600	1,600
First Trust Switzerland AlphaDEX® Fund	800	800
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	7,400	7,400
First Trust Emerging Markets Small Cap AlphaDEX® Fund	9,000	9,000
First Trust Eurozone AlphaDEX® ETF	3,700	3,700

Notes to Financial Statements (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017

6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2019.

7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective January 19, 2018, the Board of Trustees (“Board”) of the Trust approved changes to FTW’s investment objective. Subject to shareholder approval, FTW’s new investment objective (“New Investment Objective”) will be to seek investment results that correspond generally to the price and yield (before FTW’s fees and expenses) of an equity index called the NIFTY 50 Equal Weight Index (“Index”). The Index is compiled, calculated and maintained by India Index Services & Products Limited (“IISL”), a wholly owned subsidiary of the National Stock Exchange of India. Shareholders of FTW will be asked to vote on a proposal to approve the New Investment Objective at a special meeting of shareholders expected to be held later this year. It is also anticipated that upon shareholder approval of the New Investment Objective, FTW will change its name to First Trust India NIFTY 50 Equal Weight ETF. FTW will continue to list and trade its shares on Nasdaq, but will obtain a new CUSIP identifier and ticker symbol. The Board has approved the name change. This change does not require shareholder approval.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Germany AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, First Trust Taiwan AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, and First Trust Eurozone AlphaDEX® ETF (the “Funds”), each a series of the First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the First Trust Exchange-Traded AlphaDEX® Fund II as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 23, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov.

Portfolio Holdings

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Federal Tax Information

For the taxable year ended December 31, 2017, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	0.00%
First Trust Europe AlphaDEX® Fund	0.00%
First Trust Latin America AlphaDEX® Fund	0.00%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	0.00%
First Trust Japan AlphaDEX® Fund	0.00%
First Trust South Korea AlphaDEX® Fund	0.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	0.00%
First Trust Emerging Markets AlphaDEX® Fund	0.00%
First Trust Germany AlphaDEX® Fund	0.00%
First Trust Canada AlphaDEX® Fund	0.00%
First Trust Australia AlphaDEX® Fund	0.00%
First Trust United Kingdom AlphaDEX® Fund	0.00%
First Trust Taiwan AlphaDEX® Fund	0.00%
First Trust Hong Kong AlphaDEX® Fund	0.00%
First Trust Switzerland AlphaDEX® Fund	0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	0.00%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	0.00%
First Trust Eurozone AlphaDEX® ETF	0.00%

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

For the taxable year ended December 31, 2017, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	29.14%
First Trust Europe AlphaDEX® Fund	76.81%
First Trust Latin America AlphaDEX® Fund	4.56%
First Trust Brazil AlphaDEX® Fund	0.00%
First Trust China AlphaDEX® Fund	58.95%
First Trust Japan AlphaDEX® Fund	100.00%
First Trust South Korea AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US AlphaDEX® Fund	41.15%
First Trust Emerging Markets AlphaDEX® Fund	56.06%
First Trust Germany AlphaDEX® Fund	100.00%
First Trust Canada AlphaDEX® Fund	100.00%
First Trust Australia AlphaDEX® Fund	52.26%
First Trust United Kingdom AlphaDEX® Fund	92.28%
First Trust Taiwan AlphaDEX® Fund	0.00%
First Trust Hong Kong AlphaDEX® Fund	0.00%
First Trust Switzerland AlphaDEX® Fund	100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	75.20%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	43.83%
First Trust Eurozone AlphaDEX® ETF	100.00%

The following Funds met the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$1,807,533	$1.10	$57,653	$0.03
First Trust Europe AlphaDEX® Fund	9,029,465	0.50	603,515	0.03
First Trust Latin America AlphaDEX® Fund	3,109,727	3.66	268,787	0.32
First Trust Brazil AlphaDEX® Fund	3,076,121	5.13	217,060	0.36
First Trust China AlphaDEX® Fund	192,801	0.77	10,509	0.04
First Trust Japan AlphaDEX® Fund	1,390,141	0.99	128,662	0.09
First Trust South Korea AlphaDEX® Fund	126,595	1.27	14,326	0.14
First Trust Developed Markets ex-US AlphaDEX® Fund	12,069,005	0.93	573,080	0.04
First Trust Emerging Markets AlphaDEX® Fund	11,099,768	0.69	877,360	0.05
First Trust Germany AlphaDEX® Fund	5,970,546	1.18	461,289	0.09
First Trust Canada AlphaDEX® Fund	165,076	0.66	22,433	0.09
First Trust Australia AlphaDEX® Fund	68,269	1.37	1,653	0.03
First Trust United Kingdom AlphaDEX® Fund	986,297	2.19	0	0.00
First Trust Taiwan AlphaDEX® Fund	143,359	1.43	26,935	0.27
First Trust Hong Kong AlphaDEX® Fund	469,279	3.13	0	0.00
First Trust Switzerland AlphaDEX® Fund	4,416,196	0.98	431,557	0.10
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	222,310	1.11	16,807	0.08
First Trust Emerging Markets Small Cap AlphaDEX® Fund	8,662,372	1.37	739,711	0.12
First Trust Eurozone AlphaDEX® ETF	279,687	0.31	34,239	0.04

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Risk Considerations

Risks are inherent in all investing. You should consider each Fund’s investment objective, risks, charges and expenses carefully before investing. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds’ statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX® Fund II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund’s shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares’ net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

The net asset value of shares of the Funds will generally fluctuate with changes in the market value of the Funds’ holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq or NYSE Arca, Inc. The Funds’ investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq or NYSE Arca, Inc. at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds’ investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

You should anticipate that the value of each Fund’s shares will decline more or less in correlation with any decline in the value of the Fund’s corresponding Index.

Each Fund’s return may not match the return of the Fund’s corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Fund’s corresponding Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Fund’s corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds’ policy of investing principally in the securities included in each Fund’s corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock’s issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund’s corresponding Index.

Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.

Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with Nasdaq, Inc. (the “Index Provider”) that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invests in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of a Fund’s distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund’s NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchangetraded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific ex-Japan AlphaDEX® Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong’s political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong’s reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

The First Trust Europe AlphaDEX® Fund and First Trust Eurozone AlphaDEX® ETF invest in securities issued by companies operating in Europe. Each Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers’ currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Eurozone AlphaDEX® ETF and First Trust Germany AlphaDEX® Fund invest in securities issued by companies operating in Europe. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the EU, which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

The First Trust Latin America AlphaDEX® Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX® Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX® Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

The First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund and First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund invest in common stock of companies operating in Japan. Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.

The First Trust South Korea AlphaDEX® Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea’s economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX® Fund and First Trust Eurozone AlphaDEX® ETF invest in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country’s social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX® Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX® Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

The First Trust United Kingdom AlphaDEX® Fund and First Trust Europe AlphaDEX® Fund are subject to certain risks related to the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, and it is expected that the United Kingdom’s exit from the EU will take place within two years of that date. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The First Trust Taiwan AlphaDEX® Fund and First Trust Emerging Markets Small Cap AlphaDEX® Fund invest in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan’s economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

The First Trust Hong Kong AlphaDEX® Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong’s political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong’s reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX® Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.

Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund’s return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

The First Trust Latin America AlphaDEX® Fund and First Trust Switzerland AlphaDEX® Fund are subject to financial companies risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

The First Trust Europe AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, and First Trust Emerging Markets Small Cap AlphaDEX® Fund invest in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Latin America AlphaDEX® Fund and First Trust Brazil AlphaDEX® Fund invest in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust Germany AlphaDEX® Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Brazil AlphaDEX® Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Japan AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, and First Trust Taiwan AlphaDEX® Fund invest in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Eurozone AlphaDEX® ETF, First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust United Kingdom AlphaDEX® Fund, and First Trust Taiwan AlphaDEX® Fund currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of the market during the period affected.

The First Trust Asia Pacific ex-Japan AlphaDEX® Fund, The First Trust Australia AlphaDEX® Fund and The First Trust Hong Kong AlphaDEX® Fund are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

The First Trust Eurozone AlphaDEX® ETF invests in companies that are domiciled or operating in France. Investment in securities of French companies involve additional risks, including legal, regulatory, political, currency, security, and economic risk specific to France. The French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

may cause an adverse impact on the French economy. In addition, France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. Additionally, the French economy is susceptible to other risks relating to its membership in the European Union, such as the recent sovereign debt crisis.

Certain of the Funds’ strategies may frequently involve buying and selling portfolio securities to rebalance such Funds’ exposure to various market sectors. High portfolio turnover may result in those Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause such Funds’ performance to be less than you expect.

The Funds invest in growth stocks. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

The Funds invest in small and/or mid capitalization companies, which may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Only an authorized participant may engage in creation or redemption transactions directly with the Funds. Each Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, a Fund’s shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third party service providers.

If a Fund has lower average daily trading volumes, it may rely on a small number of third-party Market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq, which could result in a decrease in value of such Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

NOT FDIC INSURED             NOT BANK GUARANTEED             MAY LOSE VALUE

Additional Information (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Remuneration

First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded AlphaDEX® Fund II it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,098,253. This figure is comprised of $44,197 paid (or to be paid) in fixed compensation and $1,054,056 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $768,909 paid (or to be paid) to senior management of First Trust Advisors L.P. and $329,344 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff ”).

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:

i.	to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

ii.	to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

iii.	to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P

(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Exchange-Traded AlphaDEX® Fund II

December 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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First Trust Exchange-Traded AlphaDEX® Fund II

INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,

FUND ACCOUNTANT &

TRANSFER AGENT

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $427,500 for the fiscal year ended December 31, 2016 and $427,500 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,746 for the fiscal year ended December 31, 2016, and $0 for the fiscal year ended December 31, 2017. The 2016 audit-related fees were related to the review of pricing committee procedures.

Audit-Related Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $95,275 for the fiscal year ended December 31, 2016, and $190,535 for the fiscal year ended December 31, 2017.

Tax Fees (Investment Adviser and Distributor) —The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2017.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2016, and $0 for the fiscal year ended December 31, 2017.

All Other Fees (Investment Adviser and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2016, and $0 for the fiscal year ended December 31, 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2016 were $95,275 for the Registrant, $13,000 for the Registrant’s investment adviser, and $32,500 for the Registrant’s distributor; and for the fiscal year ended December 31, 2017 were $190,535 for the Registrant, $44,000 for the Registrant’s investment adviser, and $63,400 for the Registrant’s distributor.

(h) The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded AlphaDEX® Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	February 23, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	February 23, 2018

* Print the name and title of each signing officer under his or her signature.